AUDITED STATUTORY - BASIS FINANCIAL STATEMENTS John Hancock Life Insurance Company (U.S.A.) For the Years Ended December 31, 2020, 2019 and 2018 With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2020, 2019 and 2018

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 31, 2021

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Admitted assets
Cash and invested assets:
Bonds	$49,194	$47,193
Stocks:
Preferred stocks	36	15
Common stocks	1,082	1,050
Investments in affiliates	2,879	2,824
Mortgage loans on real estate	11,573	11,647
Real estate:
Company occupied	151	161
Investment properties	4,058	4,045
Cash, cash equivalents and short-term investments	6,620	3,816
Policy loans	2,765	2,888
Derivatives	20,197	13,049
Receivable for collateral on derivatives	210	154
Receivable for securities	1	2
Other invested assets	9,388	9,487
Total cash and invested assets	108,154	96,331
Investment income due and accrued	775	701
Premiums due	49	77
Amounts recoverable from reinsurers	360	216
Funds held by or deposited with reinsured companies	2,890	3,042
Other reinsurance receivable	284	225
Amounts due from affiliates	171	246
Other assets	1,981	1,720
Assets held in separate accounts	151,488	140,747
Total admitted assets	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2020	2019
(in millions)

Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$68,229	$65,942
Policyholders’ and beneficiaries’ funds	2,494	2,260
Consumer notes	138	138
Dividends payable to policyholders	348	376
Policy benefits in process of payment	577	456
Other amount payable on reinsurance	502	545
Other policy obligations	40	46
Total policy and contract obligations	72,328	69,763
Payable to parent and affiliates	2,725	1,934
Transfers to (from) separate account, net	(325)	(323)
Asset valuation reserve	2,888	2,798
Reinsurance in unauthorized companies	55	190
Funds withheld from unauthorized reinsurers	167	161
Interest maintenance reserve	1,795	1,557
Net deferred tax liability	79	101
Derivatives	13,303	7,297
Payables for collateral on derivatives	2,096	828
Payables for securities	192	520
Funds held under coinsurance	8,904	8,074
Other general account obligations	1,449	1,182
Obligations related to separate accounts	151,488	140,747
Total liabilities	257,144	234,829

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2020 and 2019)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2020 and 2019)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,199	4,667
Total capital and surplus	9,008	8,476
Total liabilities and capital and surplus	$266,152	$243,305

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)

Premiums and other revenues:
Life, long-term care and annuity premiums, net	$11,667	$14,948	$5,816
Consideration for supplementary contracts with life contingencies	141	145	132
Net investment income	4,095	4,406	4,665
Amortization of interest maintenance reserve	149	151	179
Commissions and expense allowance on reinsurance ceded	593	638	468
Reserve adjustment on reinsurance ceded	(4,593)	(7,575)	(7,820)
Separate account administrative and contract fees	1,683	1,711	1,786
Other revenue	71	145	193
Total premiums and other revenues	13,806	14,569	5,419

Benefits paid or provided:
Death, surrender and other contract benefits, net	12,880	12,851	12,322
Annuity benefits	787	1,122	1,735
Disability and long-term care benefits	943	853	801
Interest and adjustments on policy or deposit-type funds	48	32	(52)
Payments on supplementary contracts with life contingencies	210	207	203
Increase (decrease) in life and long-term care reserves	2,297	1,863	(5,078)
Total benefits paid or provided	17,165	16,928	9,931

Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	975	1,052	1,078
General expenses	972	1,041	1,186
Insurance taxes, licenses and fees	149	159	167
Net transfers to (from) separate accounts	(6,427)	(7,050)	(7,616)
Investment income ceded	2,664	1,577	1,052
Other (income) deductions	(264)	20	(459)
Total insurance expenses and other deductions	(1,931)	(3,201)	(4,592)

Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	(1,428)	842	80
Dividends to policyholders	92	110	111
Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(1,520)	732	(31)
Federal income tax expense (benefit)	(64)	(286)	(725)
Income (loss) from operations before net realized capital gains (losses)	(1,456)	1,018	694

Net realized capital gains (losses)	2,066	198	340
Net income (loss)	$610	$1,216	$1,034

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus
(in millions)

Balances at January 1, 2018	$5	$3,219	$585	$4,300	$8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13
Balances at December 31, 2018	5	3,219	585	5,061	8,870

Net income (loss)				1,216	1,216
Change in net unrealized capital gains (losses)				397	397
Change in net deferred income tax				(78)	(78)
Decrease (increase) in non-admitted assets				(46)	(46)
Change in liability for reinsurance in unauthorized reinsurance				(189)	(189)
Decrease (increase) in asset valuation reserves				(817)	(817)
Dividend paid to parent				(845)	(845)
Change in surplus as a result of reinsurance				(29)	(29)
Other adjustments, net			-	(3)	(3)
Balances at December 31, 2019	5	3,219	585	4,667	8,476

Net income (loss)				610	610
Change in net unrealized capital gains (losses)				683	683
Change in net deferred income tax				149	149
Decrease (increase) in non-admitted assets				(95)	(95)
Change in liability for reinsurance in unauthorized reinsurance				135	135
Change in reserve due to change in valuation basis				20	20
Decrease (increase) in asset valuation reserves				(90)	(90)
Dividend paid to parent				(975)	(975)
Change in surplus as a result of reinsurance				85	85
Other adjustments, net			-	10	10
Balances at December 31, 2020	$5	$3,219	$585	$5,199	$9,008

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2020	2019	2018
(in millions)
Operations
Premiums and other considerations collected, net of reinsurance	$14,021	$15,079	$13,901
Net investment income received	4,139	4,394	4,828
Separate account fees	1,683	1,711	1,786
Commissions and expenses allowance on reinsurance ceded	593	638	468
Miscellaneous income	304	207	668
Benefits and losses paid	(19,600)	(23,052)	(22,601)
Net transfers from (to) separate accounts	6,462	7,038	7,670
Commissions and expenses (paid) recovered	(4,808)	(3,467)	(3,763)
Dividends paid to policyholders	(120)	(127)	(126)
Federal and foreign income and capital gain taxes (paid) recovered	(479)	677	(617)
Net cash provided by (used in) operating activities	2,195	3,098	2,214

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	18,253	15,032	22,532
Stocks	203	142	566
Mortgage loans on real estate	919	1,698	880
Real estate	315	106	2,507
Other invested assets	1,054	1,558	2,066
Derivatives	1,969	-	-
Net gains (losses) on cash, cash equivalents and short term investments	18	1	(4)
Total investment proceeds	22,731	18,537	28,547

Cost of investments acquired:
Bonds	21,825	17,230	25,992
Stocks	118	105	114
Mortgage loans on real estate	830	1,261	1,975
Real estate	216	359	213
Other invested assets	1,307	1,354	2,530
Derivatives	-	139	12
Total cost of investments acquired	24,296	20,448	30,836
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	885	(395)	(547)
Net (increase) decrease in policy loans	123	(100)	(62)
Net cash provided by (used in) investment activities	(557)	(2,406)	(2,898)

Financing and miscellaneous activities
Borrowed funds	497	(10)	(42)
Net deposits (withdrawals) on deposit-type contracts	233	(135)	(288)
Dividend paid to Parent	(975)	(845)	(600)
Other cash provided (applied)	1,411	1,126	471
Net cash provided by (used in) financing and miscellaneous activities	1,166	136	(459)

Net increase (decrease) in cash, cash equivalents and short-term investments	2,804	828	(1,143)
Cash, cash equivalents and short-term investments at beginning of year	3,816	2,988	4,131
Cash, cash equivalents and short-term investments at end of year	$6,620	$3,816	$2,988

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$2,166	$(109)	$7,873
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(2,166)	109	(7,873)

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. The Company discontinued new sales of its individual long-term care product but maintains in-force retail and group long-term care business. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”), as well as a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other hedging purposes, also known as economic hedges, do not meet the criteria to qualify for hedge accounting. These derivative instruments are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2020, 2019 and 2018, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2020 and 2019, the Company held reserves of $ 1,055 million and $ 1,032 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Reserves and assumptions for policies following Valuation Manual 20 (“VM-20”) or Valuation Manual 21 (“VM-21”) will be outlined in the Company’s principle-based reserving (“PBR”) Actuarial Report, following Valuation Manual 31 (“VM-31”).

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Reserving Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2020 and 2019. Reserves at December 31, 2020 and 2019 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•	Reserves for variable deferred annuity contracts are calculated in accordance with Valuation Manual 21 (“VM-21”) which has replaced Actuarial Guideline 43 (“AG-43”).

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 14% and 15% of the Company’s aggregate reserve for life contracts at December 31, 2020 and 2019, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries, variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2020 and 2019, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

Adoption of New Accounting Standards

Effective January 1, 2020, NAIC Valuation Manual 21 (“VM-21”) – Requirements for Principle-Based Reserves for Variable Annuities was adopted as the new statutory reserving standard replacing Actuarial Guideline 43 (“AG43”) – Commissioners Annuity Reserve Valuation Method (“CARVM”) for Variable Annuities. The requirement is applicable to all variable annuity business in force. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective December 31, 2019, the NAIC made non-substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100R, Fair Value Measurements to adopt with modification the disclosure amendments reflected in Accounting Standards Update (“ASU”) 2018-13 Changes to the Disclosure Requirements for Fair Value Measurement. The revisions included elimination of certain fair value disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation margin payment to be collateral or a legal settlement. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In November 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees as a substantive guidance which permits and specifies the requirements for applying a special accounting treatment for derivative contracts hedging variable annuity guarantee benefits that are subject to fluctuations as a result of interest rate sensitivity. The provisions of SSAP No. 108 are separate and distinct from the statutory guidance in SSAP No. 86 - Derivatives. Application of the adopted guidance is limited to the derivative transactions specified in SSAP No. 108 and permitted only if all of the requirements for the special accounting treatment are met. The guidance is effective beginning January 1, 2020. The Company has not elected hedge accounting under SSAP 108.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 51R – Life Contracts to adopt ASU 2018-28 Updates to Liquidity Disclosures. The revisions included enhancements to the existing disclosures on annuity actuarial reserves and deposit type liabilities by withdrawal characteristics and added life liquidity disclosures. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86 - Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by Financial Accounting Standards Board (“FASB”). The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions were effective beginning January 1, 2019 and the Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The Company adopted the amendment in 2018. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision was effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. The Company adopted the amendment in 2019. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In August 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the NAIC Valuation Manual – 20 (“VM-20”). Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies were allowed to defer adoption for three years until January 1, 2020. The Company had adopted VM-20 for certain products launched in 2018 and 2019. As of January 1, 2020, VM-20 was implemented for all new life insurance contracts. Adoption of VM-20 is on a prospective basis, therefore, there is no impact to surplus upon adoption.

Future Adoption of New Accounting Standards

In April 2020, the NAIC adopted INT 20-1 Reference Rate Reform as an interpretation of statutory accounting guidance to incorporate the US GAAP guidance from ASU 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The effective date of this guidance begins on March 12, 2020 and sunsets on Dec 31, 2022. The guidance provides limited period elective application of accounting relief (expedients) to address the direct effects from the reference rate reform on affected contracts and hedging relationships. The Company is currently assessing which expedients to adopt and the impact of this guidance on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

On September 22, 2017, The Bilateral Agreement Between the United States of America and the European Union (EU) on Prudential Measures Regarding Insurance and Reinsurance, known as the Covered Agreement, was signed by the United States Department of the Treasury and the US Trade Representative. The Covered Agreement includes provisions that serve to reduce reinsurance collateral requirements for certified reinsurers that are licensed and domiciled in Qualified Jurisdictions. On June 25, 2019, the NAIC Executive Committee adopted revisions to the Credit for Reinsurance Model Law (#785) and Credit for Reinsurance Model Regulation (#786), which implement the reinsurance collateral provisions of the Covered Agreements with the European Union (EU) and the United Kingdom (UK). These revisions create a new type of jurisdiction, which is called a Reciprocal Jurisdiction and eliminate reinsurance collateral requirements and local presence requirements for EU and UK reinsurers that maintain a minimum amount of own-funds equivalent to $250 million and a solvency capital requirement (SCR) of 100% under Solvency II. The revisions also provide Reciprocal Jurisdiction status for accredited U.S. jurisdictions and Qualified Jurisdictions if they meet certain requirements in the credit for reinsurance models. U.S. states must adopt these revisions prior to September 1, 2022 or face potential federal preemption by the Federal Insurance Office. To avoid preemption, the laws must be enacted prior to September 1, 2022, and must adhere exactly to the models as they have been adopted by the NAIC. On December 7, 2019, the Statutory Accounting Principles (E) Working Group adopted revisions to Appendix A-785 to incorporate the updates from the adopted Credit for Reinsurance Model Law (#785) and the Credit for Reinsurance Model Regulation (#786) that include the relevant provisions from the Covered Agreement. The Company is assessing the impact on the Company’s financial position, results of operations, and financial statement disclosures.

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2020, 2019 and 2018.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

(in millions)
December 31, 2020:
U.S. government and agencies	$4,323	$381	$(77)	$4,627
States and political subdivisions	2,915	756	(1)	3,670
Foreign governments	2,456	82	(5)	2,533
Corporate bonds	33,455	6,791	(44)	40,202
Mortgage-backed and asset-backed securities	6,045	992	(4)	7,033

Total bonds	$49,194	$9,002	$(131)	$58,065

December 31, 2019:
U.S. government and agencies	$3,468	$225	$(37)	$3,656
States and political subdivisions	2,661	509	(3)	3,167
Foreign governments	2,372	70	(10)	2,432
Corporate bonds	32,496	4,123	(58)	36,561
Mortgage-backed and asset-backed securities	6,196	601	(2)	6,795

Total bonds	$47,193	$5,528	$(110)	$52,611

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2020, by contractual maturity, is as follows:

	Carrying Value	Fair Value

(in millions)
Due in one year or less	$893	$910
Due after one year through five years	6,205	6,601
Due after five years through ten years	8,319	9,336
Due after ten years	27,732	34,185
Mortgage-backed and asset-backed securities	6,045	7,033

Total	$49,194	$58,065

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2020	2019

(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$305	$211
Bonds and cash pledged in support of exchange-traded futures	601	344
Bonds and cash pledged in support of cleared interest rate swaps	1,058	880

Total fair value	$1,964	$1,435

At carrying value:
Bonds on deposit with government authorities	$14	$14
Mortgage loans pledged in support of real estate	-	-
Bonds held in trust	92	93
Pledged collateral under reinsurance agreements	2,899	2,755

Total carrying value	$3,005	$2,862

At December 31, 2020 and 2019, the Company held below investment grade corporate bonds of $2,968 million and $2,412 million, with an aggregate fair value of $3,116 million and $2,508 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2020

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

51817TAB8	$29	$24	$5	$24	$21
	-	-	-	-	-
	-	-	-	-	-

Total	$29	$24	$5	$24	$21

Year Ended December 31, 2019

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2020:
U.S. government and agencies	$2,208	$(77)	$-	$-	$2,208	$(77)
States and political subdivisions	57	(1)	-	-	57	(1)
Foreign governments	-	-	54	(5)	54	(5)
Corporate bonds	1,018	(33)	175	(11)	1,193	(44)
Mortgage-backed and asset-backed securities	238	(4)	9	-	247	(4)

Total	$3,521	$(115)	$238	$(16)	$3,759	$(131)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

(in millions)
December 31, 2019:
U.S. government and agencies	$1,619	$(36)	$63	$(1)	$1,682	$(37)
States and political subdivisions	110	(3)	-	-	110	(3)
Foreign governments	-	-	49	(10)	49	(10)
Corporate bonds	1,074	(12)	512	(46)	1,586	(58)
Mortgage-backed and asset-backed securities	57	(1)	139	(1)	196	(2)

Total	$2,860	$(52)	$763	$(58)	$3,623	$(110)

At December 31, 2020 and 2019, there were 146 and 172 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $56 million and $29 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and therefore widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $112 million, $27 million, and $72 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 52, 13, and 21 securities, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The total recorded investment in restructured corporate bonds at December 31, 2020, 2019 and 2018 was $0 million, $0 million, and $0 million, respectively. There were 0, 1, and 1 restructured corporate bonds for which an impairment was recognized during 2020, 2019 and 2018, respectively. The Company accrues interest income on impaired securities to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds, including non-cash sales from reinsurance transactions, resulted in the following:

	Years Ended December 31,
	2020	2019	2018

(in millions)
Proceeds	$16,955	$12,389	$28,102
Realized gross gains	625	356	729
Realized gross losses	(67)	(50)	(407)

The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2020 and 2019.

Affiliate Transactions

In 2020, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $178 million and fair value of $206 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2020, the Company sold certain bonds to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds had a book value of $99 million and fair value of $98 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $304 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $76 million.

In 2020, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $65 million.

In 2019, the company seeded certain bonds to an affiliate, JHFLLC. These bonds had a book value of $63 million and fair value of $62 million. The Company recognized $1 million in pre-tax realized losses before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHRECO. These bonds had a book value of $893 million and fair value of $943 million. The Company recognized $50 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $82 million and fair value of $93 million. The Company recognized $11 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $121 million and fair value of $130 million. The Company recognized $9 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $123 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $98 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHRECO, for $1,088 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, Manulife Reinsurance Bermuda Ltd (“MRBL”), for $109 million in lieu of a reinsurance cash settlement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

In 2019, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $27 million.

In 2019, the Company acquired at fair value, certain bonds from an affiliate, JHFLLC, for $3 million.

In 2018, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, JHFLLC. These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2020:
Preferred stocks:
Nonaffiliated	$29	$7	$-	$36
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	698	399	(15)	1,082
Affiliates*	1,589	1,290	-	2,879
Total stocks	$2,316	$1,696	$(15)	$3,997

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
(in millions)
December 31, 2019:
Preferred stocks:
Nonaffiliated	$15	$4	$-	$19
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	784	283	(17)	1,050
Affiliates*	1,589	1,235	-	2,824
Total stocks	$2,388	$1,522	$(17)	$3,893

*Affiliates - fair value represents the carrying value

At December 31, 2020 and 2019, there were 73 and 120 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $4 million at December 31, 2020 and 2019, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2020, 2019 and 2018, realized capital losses include $18 million, $7 million, and $11 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 144, 132, and 95 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2020 and 2019, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

  December 31, 2020:

Property Type	Carrying Value
(in millions)
Apartments	$2,904
Industrial	838
Office buildings	2,855
Retail	3,165
Agricultural	-
Agribusiness	140
Mixed use	7
Other	1,668
Allowance	(4)

Total mortgage loans on real estate	$11,573

  December 31, 2019:

Property Type	Carrying Value
(in millions)
Apartments	$2,863
Industrial	752
Office buildings	3,073
Retail	3,263
Agricultural	-
Agribusiness	223
Mixed use	7
Other	1,470
Allowance	(4)

Total mortgage loans on real estate	$11,647

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,358
East South Central	234
Middle Atlantic	1,861
Mountain	630
New England	610
Pacific	3,696
South Atlantic	2,119
West North Central	319
West South Central	743
Canada / Other	7
Allowance	(4)

Total mortgage loans on real estate	$11,573

Geographic Concentration	Carrying Value
(in millions)
East North Central	$1,453
East South Central	276
Middle Atlantic	1,700
Mountain	538
New England	633
Pacific	3,710
South Atlantic	2,275
West North Central	325
West South Central	737
Canada / Other	4
Allowance	(4)

Total mortgage loans on real estate	$11,647

The aggregate mortgages outstanding to any one borrower do not exceed $461 million.

During 2020, the respective maximum and minimum lending rates for commercial mortgage loans issued were 4.52% and 2.21%. The Company issued no agricultural loans during 2020 or 2019. The Company issued no purchase money mortgages in 2020 and 2019. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

million, $0 million, and $0 million at December 31, 2020, 2019 and 2018, respectively. The average recorded investment in impaired loans was $10 million, $39 million, and $56 million at December 31, 2020, 2019 and 2018, respectively. The Company recognized $1 million, $3 million, and $4 million of interest income during the period the loans were impaired for the years ended December 31, 2020, 2019 and 2018, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2020:
Recorded Investment
Current	$239	$-	$11,171	$167	$11,577
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

December 31, 2019:
Recorded Investment
Current	$349	$-	$11,165	$137	$11,651
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2020 and 2019. The Company was not a participant or co-lender in a mortgage loan agreement in 2020 and 2019.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2020	2019

(in millions)
AAA	$305	$335
AA	2,975	2,845
A	5,137	5,169
BBB	2,536	3,145
BB	609	147
B and lower and unrated	11	6

Total	$11,573	$11,647

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Affiliate Transactions

In 2019, the Company sold certain mortgages to an affiliate, John Hancock GA Mortgage Trust (“JHGMT”). These mortgages had a book value of $785 million and fair value of $800 million at the date of the transaction. The Company recognized $15 million in pre-tax realized gains before transfer to the IMR.

In 2019, the Company acquired at fair value, certain mortgages from an affiliate, Hancock Mortgage REIT Inc., (“HMREIT”), for $119 million.

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,

	2020	2019

(in millions)
Properties occupied by the company	$195	$239
Properties held for the production of income	5,088	4,996
Properties held for sale	-	-
Less accumulated depreciation	(1,074)	(1,029)

Total	$4,209	$4,206

The Company recorded $0 million, $0 million, and $0 million of impairments on real estate investments during the years ended December 31, 2020, 2019 and 2018, respectively.

On December 3, 2020, the Company sold real estate previously classified as properties occupied by the Company. The real estate property had a book value of $13 million and fair value of $177 million which resulted in pre-tax realized gains to operations of $164 million.

Affiliate Transactions

On June 30, 2020, the Company committed to invest an additional $100 million into Hancock U.S Real Estate Fund, L.P. (“HUSREF”). As of December 31, 2020, the Company funded $60 million of the commitment.

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2020 and 2019.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $21 million, $97 million, and $39 million of impairments on partnerships and LLCs during the years ended December 31, 2020, 2019 and 2018, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2020, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $55 million.

In 2019, Manulife Private Capital and Manulife Investment Management Private Markets launched a closed-end pooled fund that offers third-party investors the opportunity to invest alongside JHUSA’s and MLI’s general account and/or their affiliates (collectively the “General Account”) in private equity funds and private equity co-investments in the US and in Canada. The fund was seeded with a pool of private equity fund investments and direct private equity co-investments from the Company. The assets sold by the Company, to seed the fund, had a book value of $451 million and fair value of $459 million which resulted in a gain to operations of $8 million.

In 2019, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $35 million.

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2020 or 2019.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average FICO or credit score, loan-to-value ratio (“LTV”), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2020 and 2019, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2020 and 2019.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2020 or 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2020	2019	2018

(in millions)
Income:
Bonds	$2,135	$2,117	$2,279
Preferred stocks	-	-	-
Common stocks	17	125	126
Mortgage loans on real estate	566	569	594
Real estate	461	432	638
Policy loans	177	188	175
Cash, cash equivalents and short-term investments	20	45	38
Other invested assets	783	920	1,069
Derivatives	493	519	427
Other income	7	-	(21)

Total investment income	4,659	4,915	5,325

Expenses
Investment expenses	(372)	(331)	(424)
Investment taxes, licenses and fees, excluding federal income taxes	(55)	(51)	(76)
Investment interest expense	(44)	(42)	(48)
Depreciation on real estate and other invested assets	(93)	(85)	(112)

Total investment expenses	(564)	(509)	(660)

Net investment income	$4,095	$4,406	$4,665

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2020	2019	2018

(in millions)
Realized capital gains (losses)	$3,010	$735	$730
Less amount transferred to the IMR (net of related tax benefit (expense) of $(174) in 2020, $(89) in 2019, and $2 in 2018)	653	336	(6)

Realized capital gains (losses) before tax	2,357	399	736
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	291	201	396

Net realized capital gains (losses)	$2,066	$198	$340

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes and are both OTC bilateral and Cleared OTC. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts.    Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2020

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,359	$-	$-	$287	$195
	Foreign currency swaps	-	-	-	-	-
Cash flow hedges	Interest rate swaps	5,217	-	-	766	367
	Foreign currency swaps	321	27	-	38	1
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	3,310	-	-	457	49
	Equity total return swaps	41	-	-	3	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,248	$27	$-	$1,551	$612

Other Hedging Relationships
	Interest rate swaps	$128,049	$16,628	$12,731	$16,628	$12,731
	Interest rate treasury locks	12,270	2,120	168	2,120	168
	Interest rate options	7,512	479	-	479	-
	Interest rate futures	10,281	-	-	-	-
	Foreign currency swaps	1,413	441	376	441	376
	Foreign currency forwards	655	31	10	31	10
	Foreign currency futures	835	-	-	-	-
	Equity total return swaps	374	15	17	15	17
	Equity index options	6,168	456	1	456	1
	Equity index futures	4,723	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,280	$20,170	$13,303	$20,170	$13,303

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$762	$-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$762	$-

Total Derivatives		$186,804	$20,197	$13,303	$22,483	$13,915

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		December 31, 2019

(in millions)		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,570	$-	$-	$260	$142
	Foreign currency swaps	14	-	3	-	4
Cash flow hedges	Interest rate swaps	6,050	-	-	666	386
	Foreign currency swaps	322	34	-	46	-
	Foreign currency forwards	-	-	-	-	-
	Interest rate treasury locks	2,114	-	-	170	23
	Equity total return swaps	41	-	-	8	-

Total Derivatives in Effective Hedge Accounting Relationships		$10,111	$34	$3	$1,150	$555

Other Hedging Relationships
	Interest rate swaps	$130,584	$10,762	$6,884	$10,762	$6,884
	Interest rate treasury locks	12,529	1,200	84	1,200	84
	Interest rate options	8,247	304	-	304	-
	Interest rate futures	7,784	-	-	-	-
	Foreign currency swaps	1,423	387	313	387	313
	Foreign currency forwards	540	4	1	4	1
	Foreign currency futures	843	-	-	-	-
	Equity total return swaps	310	12	9	12	9
	Equity index options	5,295	346	3	346	3
	Equity index futures	4,586	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$172,141	$13,015	$7,294	$13,015	$7,294

Replication Synthetic Asset Transactions
	Interest rate swaps	$4,276	$-	$-	$268	$122
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$4,276	$-	$-	$268	$122

Total Derivatives		$186,528	$13,049	$7,297	$14,433	$7,971

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2020, 2019 and 2018, respectively, the Company recorded unrealized gains (losses) of $376 million, $278 million, and $231 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the year ended December 31, 2020, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 26 years.

Derivatives Not Designated as Hedging Instruments (Economic Hedges) or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500 (“S&P”), Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For the years ended December 31, 2020, 2019 and 2018 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,

	2020	2019	2018

(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$19	$(171)	$(193)
Interest rate treasury locks	836	916	(417)
Interest rate options	204	89	(35)
Interest rate futures	92	(379)	212
Foreign currency swaps	7	18	-
Foreign currency forwards	16	(2)	6
Foreign currency futures	(3)	5	(11)
Equity total return swaps	(4)	(15)	9
Equity index options	122	177	(133)
Equity index futures	(48)	(169)	121
Credit default swaps	-	-	-

Total net unrealized capital gain (loss)	$1,241	$469	$(441)

Net realized capital gain (loss):
Interest rate swaps	$19	$11	$(225)
Interest rate treasury locks	1,240	428	43
Interest rate options	(3)	(17)	(5)
Interest rate futures	723	873	(411)
Foreign currency swaps	4	6	4
Foreign currency forwards	(17)	21	(16)
Foreign currency futures	(40)	18	61
Equity total return swaps	6	(17)	(2)
Equity index options	76	(1)	49
Equity index futures	(238)	(944)	157
Credit default swaps	-	1	-

Total net realized capital gain (loss)	$1,770	$379	$(345)

Total gain (loss) from derivatives in other hedging relationships	$3,011	$848	$(786)

The table above does not include unrealized gains (losses) of ($2) million, $17 million, ($28) million and realized gains (losses) of $0 million, $6 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of $144 million, $36 million, and ($229) million (including $31 million,$23 million, and ($226) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2020, 2019 and 2018, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company had no CDS protection sold at December 31, 2020 and 2019.

The Company held no purchased credit protection at December 31, 2020 and 2019. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2020 and 2019, the Company accepted collateral consisting of cash of $2,096 million and $828 million, and various securities with a fair value of $7,166 million and $6,105 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due

(in millions)
2021	$143
2022	-
2023	-
2024	-
Thereafter	-

Total Future Settled Premiums	$143

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums

(in millions)
Prior Year	$98	$64	$162
Current Year	$143	$92	$235

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which is recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2020 and 2019, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $367 million and $310 million, respectively.

The Company has entered into equity total return swap agreements with MLI which is recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2020 and 2019, the equity total return swap agreements with MLI had a fair value of $10 million and $17 million.

The Company has entered into a foreign currency forward agreement with John Hancock Funding Company, LLC (“JHF LLC”), which is recorded at fair value. JHF LLC utilizes the foreign currency forward to hedge currency exposure on a non-functional currency asset. The Company has also entered into a foreign currency forward with an external counterparty, which offsets the foreign currency forward agreement with JHF LLC. As of December 31, 2020 and 2019, the foreign currency forwards with JHF LLC and the external counterparty had offsetting fair values of $2 million and $0 million.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets and liabilities.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries’ Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Fair value disclosure is not required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and liabilities and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$16	$16	$-	$-	$16	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	16	16	-	-	16	-
Preferred stocks:
Industrial and misc	16	16	-	-	16	-

Total preferred stocks	16	16	-	-	16	-
Common stocks:
Industrial and misc	1,082	1,082	994	-	88	-

Total common stocks	1,082	1,082	994	-	88	-
Derivatives:
Interest rate swaps	16,628	16,628	-	16,628	-	-
Interest rate treasury locks	2,120	2,120	-	117	2,003	-
Interest rate options	479	479	-	133	346	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	441	441	-	441	-	-
Foreign currency forwards	31	31	-	31	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	15	15	-	-	15	-
Equity index options	456	456	-	456	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	20,170	20,170	-	17,806	2,364	-
Assets held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total assets	$172,772	$172,772	$147,812	$20,690	$4,270	$-

Liabilities:
Derivatives:
Interest rate swaps	$12,731	$12,731	$-	$12,731	$-	$-
Interest rate treasury locks	168	168	-	31	137	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	376	376	-	376	-	-
Foreign currency forwards	10	10	-	10	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	17	17	-	-	17	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,303	13,303	-	13,149	154	-
Liabilities held in separate accounts	151,488	151,488	146,818	2,884	1,786	-

Total liabilities	$164,791	$164,791	$146,818	$16,033	$1,940	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$5	$5	$-	$-	$5	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	5	5	-	-	5	-
Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-
Common stocks:
Industrial and misc	1,050	1,050	961	-	89	-

Total common stocks	1,050	1,050	961	-	89	-
Derivatives:
Interest rate swaps	10,762	10,762	-	10,737	25	-
Interest rate treasury locks	1,200	1,200	-	229	971	-
Interest rate options	304	304	-	76	228	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	387	387	-	387	-	-
Foreign currency forwards	4	4	-	4	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	12	12	-	-	12	-
Equity index options	346	346	-	346	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	13,015	13,015	-	11,779	1,236	-
Assets held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total assets	$154,820	$154,820	$137,162	$14,509	$3,149	$-

Liabilities:
Derivatives:
Interest rate swaps	$6,884	$6,884	$-	$6,787	$97	$-
Interest rate treasury locks	84	84	-	-	84	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	313	313	-	313	-	-
Foreign currency forwards	1	1	-	1	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	9	9	-	-	9	-
Equity index options	3	3	-	3	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	7,294	7,294	-	7,104	190	-
Liabilities held in separate accounts	140,747	140,747	136,201	2,730	1,816	-

Total liabilities	$148,041	$148,041	$136,201	$9,834	$2,006	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Fair Value of Financial Instruments Not Reported at Fair Value in the Balance Sheet

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2020

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$49,178	$55,558	$283	$52,342	$2,933
Preferred stocks	20	20	-	-	20
Mortgage loans on real estate	11,573	13,400	-	-	13,400
Cash, cash equivalents and short term investments	6,620	6,620	3,957	2,663	-
Policy loans	2,765	2,765	-	2,765	-
Derivatives in effective hedge accounting and RSAT relationships	27	2,313	-	1,915	398

Total assets	$70,183	$80,676	$4,240	$59,685	$16,751

Liabilities:
Consumer notes	$138	$176	$-	$-	$176
Borrowed money	500	500	-	500	-
Policy reserves	1,205	1,210	-	-	1,210
Policyholders’ and beneficiaries’ funds	790	954	-	954	-
Derivatives in effective hedge accounting and RSAT relationships	-	612	-	563	49

Total liabilities	$2,633	$3,452	$-	$2,017	$1,435

	December 31, 2019

	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

(in millions)
Assets:
Bonds (1)	$47,188	$50,177	$-	$47,652	$2,525
Preferred stocks	12	16	-	-	16
Mortgage loans on real estate	11,647	12,735	-	-	12,735
Cash, cash equivalents and short term investments	3,816	3,816	2,864	952	-
Policy loans	2,888	2,888	-	2,888	-
Derivatives in effective hedge accounting and RSAT relationships	34	1,418	-	1,270	148

Total assets	$65,585	$71,050	$2,864	$52,762	$15,424

Liabilities:
Consumer notes	$138	$162	$-	$-	$162
Borrowed money	-	-	-	-	-
Policy reserves	1,268	1,267	-	-	1,267
Policyholders’ and beneficiaries’ funds	795	960	-	960	-
Derivatives in effective hedge accounting and RSAT relationships	3	677	-	310	367

Total liabilities	$2,204	$3,066	$-	$1,270	$1,796

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,491 million and $2,429 million at December 31, 2020 and 2019, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2020, 2019 and 2018, are summarized as follows:

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2020	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2020
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$5	$-	$-	$-	$12	$-	$(1)	$-	$-	$-	$16
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	5	-	-	-	12	-	(1)	-	-	-	16
Preferred stocks:
Industrial and misc	3	-	-	-	13	-	-	-	-	-	16
Total preferred stocks	3	-	-	-	13	-	-	-	-	-	16
Common stocks:
Industrial and misc	89	2	2	-	2	-	(7)	-	-	-	88
Total common stocks	89	2	2	-	2	-	(7)	-	-	-	88
Net derivatives	1,046	889	1,140	-	-	-	-	(889)	-	24	2,210
Separate account assets/liabilities	1,816	64	-	-	25	-	(119)	-	-	-	1,786
Total	$2,959	$955	$1,142	$-	$52	$-	$(127)	$(889)	$-	$24	$4,116

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2019	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2019
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$6	$-	$-	$-	$-	$-	$(1)	$-	$-	$-	$5
Impaired mortgage-backed and asset-backed securities	-	-	-	-	-	-	-	-	-	-	-
Total bonds with NAIC 6 rating	6	-	-	-	-	-	(1)	-	-	-	5
Preferred stocks:
Industrial and misc	3	-	-	-	-	-	-	-	-	-	3
Total preferred stocks	3	-	-	-	-	-	-	-	-	-	3
Common stocks:
Industrial and misc	111	14	(18)	-	1	-	(19)	-	-	-	89
Total common stocks	111	14	(18)	-	1	-	(19)	-	-	-	89
Net derivatives	290	425	752	-	10	-	-	(425)	-	(6)	1,046
Separate account assets/liabilities	1,804	26	-	-	35	-	(55)	-	6	-	1,816
Total	$2,214	$465	$734	$-	$46	$-	$(75)	$(425)	$6	$(6)	$2,959

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

		Net realized/unrealized gains (losses) included in:							Transfers
	Balance at January 1, 2018	Net income (1)	Surplus	Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2018
(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-
Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3
Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111
Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804
Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.

(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.

(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums earned
Direct	$18,998	$20,649	$20,067
Assumed	522	519	603
Ceded	(7,853)	(6,220)	(14,854)
Net	$11,667	$14,948	$5,816

Benefits to policyholders ceded	$(14,395)	$(15,433)	$(15,881)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2020, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2020, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2020, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $4,725 million.

The following tables and commentary disclose the reinsurance treaty transactions considered material to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Non-Affiliated Reinsurance

The table and commentary below consist of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(208)	$(233)	$(219)
Premiums assumed	83	93	88
Benefits ceded	(629)	(601)	(594)
Benefits assumed	252	240	238

Other reinsurance receivable (payable)	(1)	-	-
Funds held by or deposited with reinsured companies	2,885	3,038	3,183

The John Hancock Life Insurance Company (“JHLICO”) closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

The table and commentary below consist of the impact of the Reinsurance Group of America (“RGA”) Agreements:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$(1)	$(2,792)
Benefits ceded, net	(536)	(623)	(541)

Other reinsurance receivable	69	81	96
Other amounts payable on reinsurance	-	-	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the Jackson National Life Insurance Company (“Jackson”) Agreement:

	Year ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$-	$-	$(5,317)
Benefits ceded, net	(455)	(474)	(134)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	50	45	20
Other amounts payable on reinsurance	-	-	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table and commentary below consist of the impact of the Global Atlantic Financial Group Limited (“Global Atlantic”) Agreements:

Year ended
December 31,
2020
(in millions)
Premiums ceded, net	$(2,438)
Benefits ceded, net	(8)

Funds held by or deposited with reinsured companies	-
Other reinsurance receivable	2
Other amounts payable on reinsurance	-

Effective July 1, 2020, the Company entered into two agreements to reinsure a block of legacy bank-owned life insurance (“BOLI”) contracts with subsidiaries of the Global Atlantic Financial Group Ltd, a subsidiary of KKR & Co. Inc. The first agreement is a monthly renewable term agreement with Global Atlantic Assurance Limited, domesticated in Bermuda, and the other agreement is a 100% coinsurance arrangement with Commonwealth Annuity & Life Insurance Company, licensed in Michigan. Under the terms of both agreements, the Company will maintain responsibility for servicing the policies. Under the coinsurance arrangement, the transaction was structured such that the Company transferred the policy liabilities of $2,101 million and related invested assets of $2,410 million. The Company incurred a pre-tax gain of $174 million net of realized capital gains, including a ceding commission received of $179 million, and an increase in statutory surplus of $138 million, net of tax, which was deferred and will be amortized over a period of approximately twenty years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

At the beginning of 2020, the Company had a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court. The Company reached a settlement agreement with the Receiver of SRUS, which was approved by the Delaware Chancery Court on February 28, 2020. Under the terms of the settlement, the yearly renewable term reinsurance agreements between the Company and SRUS were terminated effective as of January 1, 2020; certain term coinsurance agreements were novated to Hannover Life Reassurance Company of America (“Hannover Life”) effective January 1, 2019; and the arbitration between the Company and SRUS was dismissed with prejudice. The Company recorded an increase in pre-tax income of $30 million comprised of a cash payment and an increase in surplus of approximately $117 million related to the reversal of certain provisions previously established for the term coinsurance business novated to Hannover Life. The Company is expected to receive approximately $7 million from Hannover Life as settlement for the 2020 net claims recoverable balance. As of December 31, 2020, the Company has established full provisions to offset the reserve credit and net reinsurance receivables for policies not novated to Hannover Life.

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded, net	$(138)	$(159)	$(167)
Benefits ceded, net	(439)	(396)	(408)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	59	42	39
Other amounts payable on reinsurance	6	3	5
Treaty settlement received (paid)	171	207	208

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts where assets were held in separate accounts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(482)	$(510)	$(501)
Premiums ceded, impact of treaty recaptured	-	-	-
Benefits ceded	(638)	(615)	(573)

Other reinsurance receivable	8	-	13
Other amounts payable on reinsurance	-	-	-
Funds held under coinsurance	8,628	7,771	7,131
Treaty settlement received (paid)	27	5	20

The Company reinsures a portion of the risk related to certain life policies with JHRECO.

The Company reinsures a large portion of the Long Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,589 million and $9,306 million at December 31, 2020 and 2019, respectively. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long term care liabilities was $8,628 million and $7,766 million at December 31, 2020 and 2019, respectively.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(2,797)	$(3,243)	$(3,763)
Benefits ceded	(8,739)	(10,026)	(10,700)

Other reinsurance receivable	59	7	185
Other amounts payable on reinsurance	287	367	660
Funds withheld from unauthorized reinsurers	167	16	7
Funds held under coinsurance	-	81	143
Treaty settlement received (paid)	867	(448)	178

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $780 million and $2,063 million as a coinsurance reserve and JHUSA holds $2,199 million and $249 million as a modified coinsurance reserve at December 31, 2020 and 2019, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to VM-21. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $167 million and $16 million at December 31, 2020 and 2019, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, Manulife Reinsurance Limited (“MRL”):

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$30	$(102)	$(133)
Benefits ceded	(579)	(623)	(595)

Other reinsurance receivable	-	-	-
Other amounts payable on reinsurance	-	7	7
Funds withheld from unauthorized reinsurers	-	145	329
Treaty settlement received (paid)	(23)	(30)	(30)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further universal life and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure. Effective December 31, 2020, the Company novated universal life policies from MRL to MRBL. The above table includes the 2020 activity with MRL, prior to the novation.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHLH:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	-
Benefits ceded	(26)	(24)	(22)
Benefits assumed	23	19	19

Other reinsurance receivable	-	1	-
Other amounts payable on reinsurance	6	4	5
Funds held under coinsurance	-	-	-
Treaty settlement received (paid)	(20)	(22)	(23)

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Years ended December 31,
	2020	2019	2018
(in millions)
Premiums ceded	$(161)	$(150)	$(135)
Premiums assumed	-	-	-
Benefits ceded	(44)	(22)	(17)
Benefits assumed	-	-	-

Other reinsurance receivable	-	7	-
Other amounts payable on reinsurance	9	-	22
Funds held under coinsurance	276	222	102
Treaty settlement received (paid)	(63)	(6)	(68)

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2020.

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,560	$87	$1,647
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,439	87	1,526
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,439	87	1,526
(f) Deferred tax liabilities	1,488	117	1,605
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(49)	$(30)	$(79)

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$1,534	$69	$1,603
(b) Statutory valuation allowance adjustments	121	-	121
(c) Adjusted gross deferred tax assets (a - b)	1,413	69	1,482
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	1,413	69	1,482
(f) Deferred tax liabilities	1,489	94	1,583
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(76)	$(25)	$(101)

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

(a) Gross deferred tax assets	$26	$18	$44
(b) Statutory valuation allowance adjustments	-	-	-
(c) Adjusted gross deferred tax assets (a - b)	26	18	44
(d) Deferred tax assets nonadmitted	-	-	-
(e) Subtotal net admitted deferred tax asset (c - d)	26	18	44
(f) Deferred tax liabilities	(1)	23	22
(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$27	$(5)	$22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million and $121 million for the years ended December 31, 2020 and 2019, respectively. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not begin to expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2020
	(1)	(2)	(3)
			(Col 1 + 2)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$76	$76

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	196	-	196
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	196	-	196
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,349	-	1,349

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,243	11	1,254

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,439	$87	$1,526

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019
	(4)	(5)	(6)
			(Col 4 + 5)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$58	$58

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	354	-	354
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	354	-	354
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,269	-	1,269

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,059	11	1,070

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,413	$69	$1,482

	Change
	(7)	(8)	(9)
	(Col 1 - 4)	(Col 2 - 5)	(Col 7 + 8)
	Ordinary	Capital	Total
(in millions)

2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$18	$18

(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(158)	-	(158)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(158)	-	(158)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	80	-	80

(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	184	-	184

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$26	$18	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	2020	2019

(in millions)

(a) Ratio percentage used to determine recovery period and threshold limitation amount	849%	845%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$ 8,997	$ 8,461

Impact of tax planning strategies is as follows:

	December 31, 2020
	(1)	(2)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,439	$87
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,439	$87
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2019
	(3)	(4)

	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,413	$69
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,413	$69
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	Change
	(5)	(6)
	(Col 1 - 3)	(Col 2 - 4)
	Ordinary	Capital

(in millions)

(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$26	$18
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$26	$18
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

1. Current income tax
(a) Federal	$(64)	$(286)	$ 222
(b) Foreign	-	-	-

(c) Subtotal	(64)	(286)	222
(d) Federal income tax on net capital gains	291	201	90
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$227	$(85)	$ 312

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,

	(1)	(2)	(3)
			(Col 1 - 2)
	2020	2019	Change

(in millions)

2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	682	665	17
(4) Investments	103	80	23
(5) Deferred acquisition costs	473	462	11
(6) Policyholder dividends accrual	46	49	(3)
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	32	32	-
(9) Pension accrual	21	18	3
(10) Receivables - nonadmitted	62	59	3
(11) Net operating loss carryforward	-	-	-
(12) Tax credit carry-forward	121	121	-
(13) Other (including items <5% of total ordinary tax assets)	20	48	(28)

(99) Subtotal	$1,560	$1,534	$26

(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,439	$1,413	$26

(e) Capital:
(1) Investments	$87	$69	$18
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$87	$69	$18

(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$87	$69	$18
(i) Admitted deferred tax assets (2(d)+2(h))	$1,526	$1,482	$44

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,176	$1,100	$76
(2) Fixed assets	27	18	9
(3) Deferred and uncollected premium	6	12	(6)
(4) Policyholder reserves	208	256	(48)
(5) Other (including items <5% of total ordinary tax liabilities)	71	103	(32)

(99) Subtotal	$1,488	$1,489	$(1)
(b) Capital:
(1) Investments	$117	$94	$23
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$117	$94	$23

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,605	$1,583	$22

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(79)	$(101)	$22

The change in net deferred income taxes is comprised of the following:

	December 31,

	2020	2019	Change

(in millions)

Total deferred tax assets	$1,526	$1,482	$44
Total deferred tax liabilities	1,605	1,583	22

Net deferred tax assets (liabilities)	$(79)	$(101)	$22

Tax effect of unrealized gains and losses			(159)
Tax effect of unrealized foreign exchange gains (losses)			(2)
Other			34

Change in net deferred income taxes			$149

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,

	2020	2019	2018

(in millions)

Ordinary provisions computed at statutory rate	$67	$221	$(7)
Net realized capital gains (losses) before IMR at statutory rate	246	87	153
Change in nonadmitted assets	-	-	-
Reinsurance	47	(49)	77
Valuation allowance	-	-	-
Tax-exempt income	(18)	(22)	1
Nondeductible expenses	3	2	2
Foreign tax expense gross up	5	6	5
Amortization of IMR	(87)	(32)	(138)
Tax recorded in surplus	(11)	(11)	14
Dividend received deduction	(95)	(134)	(159)
Investment in subsidiaries	(15)	(16)	(18)
Prior year adjustment	(12)	(19)	(69)
Tax credits	(21)	(27)	(23)
Change in tax reserve	1	(13)	33
Pension	-	-	-
Tax rate change	(32)	-	(185)
Other	-	-	2

Total	$78	$(7)	$(312)

Federal and foreign income taxes incurred	$(64)	$(286)	$(725)
Capital gains tax	291	201	396
Change in net deferred income taxes	(149)	78	17

Total statutory income tax expense (benefit)	$78	$(7)	$(312)

As of December 31, 2020, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

(in millions)

Affordable Housing Tax Credits	2007	2027	19
	2008	2028	53
	2009	2029	49

			$ 121

The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $268 million, $0 million and $0 million for the years 2020, 2019 and 2018 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life & Health Insurance Company
Hancock Farmland Services, Inc.	John Hancock Life Insurance Company of New York
Hancock Forest Management Inc.	John Hancock Realty Advisors Inc.
Hancock Natural Resource Group Inc.	John Hancock Realty Mgt. Inc.
JH 575 Rengstorff LLC	John Hancock Signature Services Inc.
JH Hostetler LLC	John Hancock Natural Resource Corp.
JH Kearny Mesa 5 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 7 LLC	Manulife Reinsurance (Bermuda) Limited
JH Kearny Mesa 9 LLC	Manulife Reinsurance Limited
JH Networking Insurance Agency Inc.	Manulife Service Corporation
JH Ott LLC	MCC Asset Management Inc.
JH Tulare 8 LLC	PT Timber Inc.
JH Signature Insurance Agency, Inc. (formerly
John Hancock Assignment Company	Signator Insurance Agency Inc.)
John Hancock Financial Corporation	The Manufacturers Investment Corporation
John Hancock Financial Network Inc.
John Hancock Funding Company LLC

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Taxes receivable from / (payable to) affiliates are $37 million and $52 million at December 31, 2020 and 2019, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). The IRS completed the audit of tax years 2014-2015 with the exception of one issue that is currently in appeals. The audit of tax years 2016-2018 is currently in process.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2020	2019

(in millions)
Balance at beginning of year	$71	$108
Additions based on tax positions related to the current year	1	1
Payments	-	-
Additions for tax positions of prior years	-	-
Reductions for tax positions of prior years	-	(38)

Balance at end of year	$72	$71

Included in the balances as of December 31, 2020 and 2019, are $72 million and $71 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2020 and 2019, are $0 million and $0 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately $0 million, $0 million, and ($3) million of interest expense / (benefit) for the years ended December 31, 2020, 2019 and 2018, respectively. The Company had approximately $4 million and $7 million accrued for interest as of December 31, 2020 and 2019, respectively. The Company did not recognize any material penalties for the years ended December 31, 2020, 2019 and 2018.

The Company filed a refund claim with the IRS for the AMT credit carryforward balance that remained as of December 31, 2017. The Company is awaiting the refund and has recorded a current tax recoverable for the full amount of the refundable credit of $243 million.

On March 27, 2020, Congress signed into law the Coronavirus Aid, Relief, and Economic Security Act, (“CARES Act”) in response to the economic fallout of the COVID-19 pandemic in the United States. The CARES Act provided a 5-year carryback for net operating losses arising in tax years 2018, 2019 and 2020 to provide relief to businesses. In 2020, the Company filed a claim with the IRS to carry back 2018 net operating losses to recoup taxes paid in 2017, in lieu of carrying forward to 2019. The effect of the tax rate differential in years 2018 and 2017 (21% vs. 35%, respectively) resulted in a $(32) million benefit on the effective tax rate.

In 2018, the Company updated policy level tax reserves in accordance with the Tax Cuts and Jobs Act and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $14 million per year.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2020, 2019 and 2018, the Company paid ordinary dividends of $975 million, $845 million and $600 million and extraordinary dividends of $0 million, $0 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2020 and 2019, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2020.    The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2020, 2019 and 2018. Total interest paid through December 31, 2020 was $879 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month London Inter-Bank Offered Rate (“LIBOR”) plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

was extended to December 14, 2021. Interest expense was $3 million, $5 million, and $5 million for the years ended December 31, 2020, 2019 and 2018, respectively. Total interest paid through December 31, 2020 was $32 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $178 million, $216 million, and $296 million, respectively, for the years ended December 31, 2020, 2019 and 2018.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $688 million, $744 million, and $748 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2020, 2019 and 2018, respectively, the Company received dividends of $21 million, $22 million, and $28 million from John Hancock Variable Trust Advisors LLC (“JHVTA”) (formerly John Hancock Investment Management Services LLC), $72 million, $77 million, and $83 million from JHD, $0 million, $100 million, and $100 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $217 million, $251 million, and $404 million from John Hancock Subsidiaries LLC (“JHS LLC”), and $0 million, $0 million, and $1 million from CLA CRE Opportunity Fund I LP and $0 million, $0 million and $27 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018, the Company received a return of capital of $80 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2020 and 2019, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2020, 2019 and 2018, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $596 million and $586 million at December 31, 2020 and 2019, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar- London

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,

	2020	2019

(In millions)
The Manufacturers Investment Corporation	$1,262	$320
John Hancock Financial Corporation	53	89
Manulife Reinsurance Limited	23	27
Manulife Reinsurance (Bermuda) Ltd.	185	229
Manulife (Michigan) Reassurance Company	2	7
John Hancock Life & Health Insurance Company	187	228
John Hancock Reassurance Company, Ltd.	172	65
John Hancock Life Insurance Company New York	377	520
John Hancock Variable Trust Advisers LLC (formerly John Hancock Investment Management Services LLC)	20	20
John Hancock Subsidiaries LLC	23	18
John Hancock Insurance Agency, Inc.	6	6
Essex Corporation	1	1
John Hancock Signature Services Inc.	8	7
John Hancock Realty Advisors	2	3
John Hancock Investment Management LLC (formerly John Hancock Advisers LLC)	82	41
Manulife Investment Management (US) LLC (formerly Manulife Asset Management (US) LLC)	33	39
Manulife Investment Management Private Markets (US) LLC (formerly Hancock Capital Investment Management LLC)	7	8
John Hancock Retirement Plan Services LLC	23	49
The Berkeley Financial Group, LLC	3	2
JH Signature Insurance Agency, Inc. (formerly Signator Insurance Agency, Inc.)	23	19
JH Networking Insurance Agency, Inc.	2	6
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	43	45
Hancock Natural Resource Group, Inc.	19	35
Hancock Forest Management, Inc.	4	6
John Hancock Personal Financial Services, LLC	7	2
John Hancock Funding Company LLC	10	(4)

Total	$2,577	$1,788

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $383 million, purchase other invested assets of $2,381 million, purchase real estate of $112 million, and issue agricultural and commercial mortgages of $71 million at December 31, 2020. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 34% of these commitments expire in 2021.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2021	$9
2022	8
2023	5
2024	3
2025	3
Thereafter	12

Total	$40

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition, under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the Securities and Exchange Commission (“SEC”), the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On March 18, 2019, the court approved the $91 million settlement, and proceeds were distributed beginning in June 2019.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies first issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. This case has been consolidated with an almost identical related class action that was initiated in October 2018 against the Company in the Southern District of New York and was assigned to the same judge. Discovery has commenced in these cases. No hearings on substantive matters have been scheduled. It is too early to assess the range of potential outcomes for these lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$356	$241	$1,590	$2,187	2%
At book value less current surrender charge of 5% or more	1	-	-	1	0%
At fair value	144	-	132,278	132,422	86%

Total with adjustment or at fair value	501	241	133,868	134,610	88%
At book value without adjustment (minimal or no charge or adjustment)	4,376	-	-	4,376	3%
Not subject to discretionary withdrawal	14,043	199	239	14,481	9%

Total (gross)	18,920	440	134,107	153,467	100%

Reinsurance ceded	9,493	-	-	9,493

Total (net)	$9,427	$440	$134,107	$143,974

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$1	$-	$-	$1

	December 31, 2019

	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

(in millions)

Subject to discretionary withdrawal:
With fair value adjustment	$459	$302	$1,567	$2,328	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	123,248	123,248	85%

Total with adjustment or at fair value	461	302	124,815	125,578	87%
At book value without adjustment (minimal or no charge or adjustment)	4,479	-	-	4,479	3%
Not subject to discretionary withdrawal	14,322	205	189	14,716	10%

Total (gross)	19,262	507	125,004	144,773	100%

Reinsurance ceded	10,116	-	-	10,116

Total (net)	$9,146	$507	$125,004	$134,657

Amount included in book value less current surrender charge above that will move to book value without adjustment in the year after the statement date	$-	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

14. Life Actuarial Reserves

The Company’s life actuarial reserves and related separate account liabilities that are subject to discretionary withdrawal and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2020

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$1
b. Universal Life	4,671	4,610	4,843
c. Universal Life with Secondary Guarantees	15,668	13,900	26,244
d. Indexed Universal Life	464	365	631
e. Indexed Universal Life with Secondary Guarantees	1,861	1,574	2,091
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,154	17,154	17,221
h. Variable Life	31	15	24
i. Variable Universal Life	3,068	3,048	2,850
j. Miscellaneous Reserves	-	-	6,624
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,043
b. Accidental Death Benefits	-	-	8
c. Disability - Active Lives	-	-	34
d. Disability - Disabled Lives	-	-	149
e. Miscellaneous Reserves	-	-	285

(3) Total (gross: direct + assumed)	$42,917	$40,666	$64,048
(4) Reinsurance Ceded	11,657	11,148	20,837

(5) Total (net) (3) - (4)	$31,260	$29,518	$43,211

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$2,119	$2,091	$2,118
i. Variable Universal Life	14,302	14,044	14,093
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$16,421	$16,135	$16,211
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$16,421	$16,135	$16,211

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31, 2019

	Account Value	Cash Value	Reserve

A. General Account
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
a. Term Policies with Cash Value	$-	$-	$-
b. Universal Life	6,018	5,911	6,692
c. Universal Life with Secondary Guarantees	14,070	12,258	24,355
d. Indexed Universal Life	878	627	869
e. Indexed Universal Life with Secondary Guarantees	829	706	735
f. Indexed Life	-	-	-
g. Other Permanent Cash Value Life Insurance	17,608	17,608	18,733
h. Variable Life	-	-	23
i. Variable Universal Life	2,963	2,944	3,054
j. Miscellaneous Reserves	-	-	4,947
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	3,062
b. Accidental Death Benefits	-	-	9
c. Disability - Active Lives	-	-	43
d. Disability - Disabled Lives	-	-	148
e. Miscellaneous Reserves	-	-	320

(3) Total (gross: direct + assumed)	$42,366	$40,054	$62,990
(4) Reinsurance Ceded	9,223	9,150	19,466

(5) Total (net) (3) - (4)	$33,143	$30,904	$43,524

B. Separate Account with Guarantees
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$-	$-	$-
i. Variable Universal Life	-	-	-
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$-	$-	$-
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$-	$-	$-

C. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values, or policy loans:
h. Variable Life	$1,957	$1,927	$1,957
i. Variable Universal Life	12,947	12,647	12,697
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	-	-	-
b. Accidental Death Benefits	-	-	-
c. Disability - Active Lives	-	-	-
d. Disability - Disabled Lives	-	-	-
e. Miscellaneous Reserves	-	-	-

(3) Total (gross: direct + assumed)	$14,904	$14,574	$14,654
(4) Reinsurance Ceded	-	-	-

(5) Total (net) (3) - (4)	$14,904	$14,574	$14,654

15. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
(in millions)	2020	2019	2020	2019

Group Annuity Contracts (401K)	$102,008	$91,376	$-	$-
Variable and Fixed Annuities	28,882	30,453	20	20
Life Insurance	16,710	15,022	-	-
Fixed Products - Institutional and stable value fund	2,067	2,009	-	-
Fixed Products - Retail	29	28	285	324
Investments - Funds	1,487	1,515	-	-

Total	$151,183	$140,403	$305	$344

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

(in millions)
2020	$177	$61
2019	$196	$67
2018	$210	$54
2017	$220	$62
2016	$231	$89

The Company had the following variable annuities with guaranteed benefits:

	December 31,

	2020	2019

(in millions, except for ages)
Account value	$29,088	$30,730
Amount of reserve held	2,873	1,000
Net amount at risk - gross	4,757	4,670
Weighted average attained age	70	70

The following assumptions and methodology were used to determine the amounts above at December 31, 2020 and 2019:

●	VM-21 is used in 2020 to determine the aggregate reserve for variable annuity products. Actuarial Guideline 43 (“AG 43”) is used in the 2019 reserve calculations.

●

For 2020, the prescribed Economic Scenario Generator (“ESG”) is used for VM-21, so there are no calibration criteria requirements. The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43 for 2019.

●

In 2020 and 2019, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

●

In 2020 and 2019, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. These rates are dynamically reduced for guarantees that are in-the-money and rates are also dynamically increased for GMWBs that are out-of-the-money.

●	For variable annuities, the applicable swap curve at December 31 is used for discounting each year.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,

	2020	2019

(in millions)
Type of Fund
Equity	$26,756	$26,688
Balanced	8,257	8,787
Bonds	5,588	5,634
Money Market	483	360

Total	$41,084	$41,469

Information regarding the separate accounts of the Company is as follows:

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Premiums, deposits and other considerations	$-	$13,370	$13,370	$-	$14,538	$14,538

Reserves for accounts with assets at:
Fair value	440	150,318	150,758	507	139,658	140,165
Amortized cost	-	-	-	-	-	-

Total	$440	$150,318	$150,758	$507	$139,658	$140,165

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

	December 31,

	2020			2019

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$241	$ 1,590	$1,831	$ 302	$ 1,567	$1,869
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,118	1,118	-	1,240	1,240
At fair value	-	145,636	145,636	-	134,458	134,458
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,735	1,735	-	2,204	2,204

Subtotal	241	150,079	150,320	302	139,469	139,771
Not subject to discretionary withdrawal	199	239	438	205	189	394

Total	$440	$ 150,318	$150,758	$ 507	$ 139,658	$140,165

Amounts transferred to and from separate accounts are as follows:

	December 31,

	2020	2019	2018

(in millions)
Transfers to separate accounts	$18,902	$16,277	$15,071
Transfers from separate accounts	25,329	23,327	22,687

Net transfers to (from) separate accounts	$(6,427)	$(7,050)	$(7,616)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

16. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $32 million, $30 million, and $26 million in 2020, 2019 and 2018, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2020, 2019 and 2018, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $333 million and $313 million at December 31, 2020 and 2019, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During 2018, the Company implemented its North American voluntary early retirement program. The program resulted in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2020, 2019 and 2018, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2020 and 2019 was $147 million and $127 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2020 and 2019 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2020, 2019 and 2018, respectively.

17. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2020, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2020, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which was extended to 2023. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2020. At December 31, 2020, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2020, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2020, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $4 million for the years ended December 31, 2020 and 2019.

Pursuant to a revolving promissory note dated November 2, 2020, the Company entered into a line of credit agreement with John Hancock GA Senior Loan Trust (Delaware) (“SL Trust”) totaling up to $50 million. The term of the line of credit will be one year and is expected to be renewed on an annual basis. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 30 basis points per annum and is payable quarterly. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective June 30, 2020, the Company entered into a senior loan facility with The Manufacturers Life Insurance Company (“MLI”) and Manulife Financial Asia Limited (“MFAL”). Under the terms of the agreement, the Company may loan up to $750 million to MLI and/or MFAL. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR plus 140 basis points per annum. The loan will be repaid and the facility terminated on or before June 30, 2021. At December 31, 2020, the Company had no outstanding borrowings under the agreement.

Effective April 30, 2020, the Company entered into a short-term loan facility with MLI. Under the terms of the agreement, the Company may loan up to $750 million to MLI at prevailing interest rates in accordance with the loan agreement. Effective June 30, 2020, the loan facility was terminated. The Company had no borrowings under the agreement.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. Effective June 13, 2019, the agreement was terminated, and the Company had no outstanding borrowings under the agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2020 and 2019 was $138 million and $138 million, respectively. Interest ranging from 4.8% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2021-$0 million; 2022-$13 million; 2023-$33 million; 2024-$0 million; 2025-$0 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $8 million, $4 million, and $10 million in 2020, 2019 and 2018, respectively. Interest paid amounted to $8 million, $6 million, and $8 million in 2020, 2019 and 2018, respectively.

Affiliated Debt: Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The senior note was fully repaid on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $0 million, $0 million, and $1 million for the years ended December 31, 2020, 2019 and 2018, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	21	21	-
(c) Activity stock	2	2	-
(d) Excess stock	-	-	-
(e) Aggregate total	$23	$23	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$500

	December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	20	20	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$20	$20	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$451

FHLBI membership stock of $21 million and $20 million was classified as not eligible for redemption for the years ended December 31, 2020 and 2019, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2020

	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$2,575	$2,191	$500
(b) Separate account	-	-	-

(c) Total collateral pledged	$2,575	$2,191	$500

December 31, 2019

(in millions)	Fair Value	Carrying Value	Aggregate Total Borrowing

(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table indicates the maximum collateral pledged to the FHLBI during the year:

	December 31, 2020

(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$2,701	$2,326	$500
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$2,701	$2,326	$500

	December 31, 2019
(in millions)	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(a) General account	$572	$526	$300
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$572	$526	$300

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

The following table represents the aggregate amount of borrowing from FHLBI at the end of the year:

December 31, 2020

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$500	$500	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$500	$500	$-	$-

December 31, 2019

	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2020 was $500 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

18. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	December 31,
	2020	2019

(in millions)

Assets:
Bonds	$1,837	$2,145
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	391	429
Real estate	640	668
Cash, cash equivalents and short-term investments	12	5
Policy loans	1,654	1,780
Other invested assets	655	437

Total cash and invested assets	5,189	5,464
Investment income due and accrued	99	113
Premiums due	4	4
Net deferred tax asset	36	35
Other closed block assets	27	7

Total closed block assets	$5,355	$5,623

Obligations:
Policy reserves	5,040	5,346
Policyholders’ and beneficiaries’ funds	54	56
Dividends payable to policyholders	274	295
Policy benefits in process of payment	173	65
Other policy obligations	-	2
Other closed block obligations	194	192

Total closed block obligations	$5,735	$5,956

19. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2020 financial statements through March 31, 2021, the date the financial statements were issued. The Company did not have any subsequent events requiring disclosure.

A U D I T E D     F I N A N C I A L     S T A T E M E N T S

John Hancock Life Insurance Company (U.S.A.) Separate Account N

December 31, 2020

1 of 67

John Hancock Life Insurance Company (U.S.A.)

Separate Account N

Audited Financial Statements

December 31, 2020

2 of 67

Report of Independent Registered Public Accounting Firm

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Separate Account”) as of December 31, 2020, and the related statements of operations and changes in contract owners’ equity for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020 and the results of its operations and changes in contract owners’ equity for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the fund companies, or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1987.

Boston, Massachusetts

March 31, 2021

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Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account N

500 Index Fund Series NAV	Lifestyle Growth Portfolio Series I

Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV

Active Bond Trust Series NAV	Lifestyle Moderate Portfolio Series NAV

American Asset Allocation Trust Series I	M Capital Appreciation

American Global Growth Trust Series I	M Large Cap Growth

American Growth Trust Series I	Managed Volatility Aggressive Portfolio Series I

American Growth-Income Trust Series I	Managed Volatility Aggressive Portfolio Series NAV

American International Trust Series I	Managed Volatility Balanced Portfolio Series I

Blue Chip Growth Trust Series I	Managed Volatility Balanced Portfolio Series NAV

Blue Chip Growth Trust Series NAV	Managed Volatility Conservative Portfolio Series I

Capital Appreciation Trust Series I	Managed Volatility Conservative Portfolio Series NAV

Capital Appreciation Trust Series NAV	Managed Volatility Growth Portfolio Series I

Capital Appreciation Value Trust Series I	Managed Volatility Growth Portfolio Series NAV

Capital Appreciation Value Trust Series NAV	Managed Volatility Moderate Portfolio Series I

Core Bond Trust Series I	Managed Volatility Moderate Portfolio Series NAV

Core Bond Trust Series NAV	Mid Cap Index Trust Series I

Emerging Markets Value Trust Series I	Mid Cap Index Trust Series NAV

Emerging Markets Value Trust Series NAV	Mid Cap Stock Trust Series I

Equity Income Trust Series I	Mid Cap Stock Trust Series NAV

Equity Income Trust Series NAV	Mid Value Trust Series I

Financial Industries Trust Series I	Mid Value Trust Series NAV

Financial Industries Trust Series NAV	Money Market Trust Series I

Fundamental All Cap Core Trust Series I	Money-Market Trust Series NAV

Fundamental All Cap Core Trust Series NAV	PIMCO All Asset

Fundamental Large Cap Value Trust Series I	Real Estate Securities Trust Series I

Fundamental Large Cap Value Trust Series NAV	Real Estate Securities Trust Series NAV

Opportunistic Fixed Income Trust Series I	Science & Technology Trust Series I

Opportunistic Fixed Income Trust Series NAV	Science & Technology Trust Series NAV

Global Trust Series I	Select Bond Trust Series I

Global Trust Series NAV	Select Bond Trust Series NAV

Health Sciences Trust Series I	Short Term Government Income Trust Series I

Health Sciences Trust Series NAV	Short Term Government Income Trust Series NAV

High Yield Trust Series I	Small Cap Index Trust Series I

High Yield Trust Series NAV	Small Cap Index Trust Series NAV

International Equity Index Series I	Small Cap Opportunities Trust Series I

International Equity Index Series NAV	Small Cap Opportunities Trust Series NAV

International Small Company Trust Series I	Small Cap Stock Trust Series I

International Small Company Trust Series NAV	Small Cap Stock Trust Series NAV

Disciplined Value International Trust Series I	Small Cap Value Trust Series I

Disciplined Value International Trust Series NAV	Small Cap Value Trust Series NAV

Investment Quality Bond Trust Series I	Small Company Value Trust Series I

Investment Quality Bond Trust Series NAV	Small Company Value Trust Series NAV

Lifestyle Balanced Portfolio Series NAV	Strategic Income Opportunities Trust Series I

Lifestyle Conservative Portfolio Series NAV	Strategic Income Opportunities Trust Series NAV

4 of 67

Appendix

Subaccounts comprising John Hancock Life

Insurance Company (U.S.A) Separate Account N

Total Bond Market Series Trust NAV	Ultra Short Term Bond Trust Series I

Total Stock Market Index Trust Series I	Ultra Short Term Bond Trust Series NAV

Total Stock Market Index Trust Series NAV

5 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series NAV	American Asset Allocation Trust Series I	American Global Growth Trust Series I	American Growth Trust Series I
Total Assets

Investments at fair value	$95,867,436	$646,272	$1,363,473	$12,616,357	$2,519,552	$19,328,419

Units outstanding	1,436,819	24,629	14,792	532,006	77,951	302,994

Unit value	$66.72	$26.24	$92.18	$23.71	$32.32	$63.79

Shares	2,225,852	62,502	131,864	1,029,067	127,572	829,190

Cost	$72,182,885	$611,311	$1,303,400	$13,173,981	$1,990,123	$15,023,719

See accompanying notes.

6 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	American Growth- Income Trust Series I	American International Trust Series I	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series NAV	Capital Appreciation Trust Series I	Capital Appreciation Trust Series NAV
Total Assets

Investments at fair value	$11,159,909	$7,437,346	$14,630,105	$90,642,472	$10,094,122	$4,010,020

Units outstanding	238,549	254,376	122,595	272,483	141,360	53,069

Unit value	$46.78	$29.24	$119.34	$332.65	$71.41	$75.56

Shares	703,208	347,377	363,842	2,250,868	1,328,174	523,501

Cost	$11,645,546	$6,818,492	$12,231,279	$80,567,348	$8,252,046	$3,240,362

See accompanying notes.

7 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Capital Appreciation Value Trust Series I	Capital Appreciation Value Trust Series NAV	Core Bond Trust Series I	Core Bond Trust Series NAV	Emerging Markets Value Trust Series I	Emerging Markets Value Trust Series NAV
Total Assets

Investments at fair value	$1,298,432	$3,720,618	$9,293,737	$52,532,621	$940,157	$4,753,889

Units outstanding	40,965	110,255	387,869	2,583,628	55,031	332,587

Unit value	$31.70	$33.75	$23.96	$20.33	$17.08	$14.29

Shares	96,970	278,698	653,109	3,707,313	97,224	492,121

Cost	$1,150,508	$3,286,857	$8,648,250	$50,181,384	$970,615	$4,470,430

See accompanying notes.

8 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Equity Income Trust Series I	Equity Income Trust Series NAV	Financial Industries Trust Series I	Financial Industries Trust Series NAV	Fundamental All Cap Core Trust Series I	Fundamental All Cap Core Trust Series NAV
Total Assets

Investments at fair value	$7,053,432	$18,553,866	$639,450	$287,605	$135,424	$3,032,676

Units outstanding	116,178	270,673	19,506	6,527	1,829	64,502

Unit value	$60.71	$68.55	$32.78	$44.06	$74.04	$47.02

Shares	511,487	1,354,297	49,996	22,557	4,492	99,923

Cost	$7,660,623	$18,203,957	$631,877	$280,330	$102,612	$2,427,811

See accompanying notes.

9 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series NAV	Opportunistic Fixed Income Trust Series I	Opportunistic Fixed Income Trust Series NAV	Global Trust Series I	Global Trust Series NAV
Total Assets

Investments at fair value	$3,674,393	$7,350,912	$1,537,607	$9,443,616	$1,438,932	$3,217,695

Units outstanding	86,233	227,315	42,487	237,986	40,520	144,285

Unit value	$42.61	$32.34	$36.19	$39.68	$35.51	$22.30

Shares	146,390	292,748	114,235	704,222	68,881	154,178

Cost	$2,727,706	$6,202,999	$1,426,443	$8,870,318	$1,380,345	$2,998,602

See accompanying notes.

10 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Health Sciences Trust Series I	Health Sciences Trust Series NAV	High Yield Trust Series I	High Yield Trust Series NAV	International Equity Index Series I	International Equity Index Series NAV
Total Assets

Investments at fair value	$6,633,419	$8,980,175	$2,512,627	$2,885,159	$8,848,158	$31,345,685

Units outstanding	48,771	78,574	63,782	100,002	545,200	476,485

Unit value	$136.01	$114.29	$39.39	$28.85	$16.23	$65.79

Shares	213,499	283,465	476,779	556,980	452,591	1,603,360

Cost	$5,722,500	$7,481,981	$2,483,048	$2,845,376	$7,089,486	$27,461,620

See accompanying notes.

11 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	International Small Company Trust Series I	International Small Company Trust Series NAV	Disciplined Value International Trust Series I	Disciplined Value International Trust Series NAV	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series NAV
Total Assets

Investments at fair value	$526,519	$1,711,532	$4,593,379	$3,392,567	$3,937,507	$933,683

Units outstanding	25,889	78,191	174,586	183,339	100,929	45,344

Unit value	$20.34	$21.89	$26.31	$18.50	$39.01	$20.59

Shares	35,745	116,115	351,983	262,177	323,542	76,973

Cost	$482,621	$1,562,510	$4,308,079	$3,205,610	$3,657,194	$895,357

See accompanying notes.

12 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Lifestyle Balanced Portfolio Series NAV	Lifestyle Conservative Portfolio Series NAV	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series NAV	M Capital Appreciation
Total Assets

Investments at fair value	$14,757	$230,783	$877,240	$2,957,534	$109,084	$507,060

Units outstanding	908	15,928	58,179	169,372	6,965	3,400

Unit value	$16.25	$14.49	$15.08	$17.46	$15.66	$149.14

Shares	901	16,004	49,311	166,340	6,930	17,625

Cost	$13,632	$218,587	$810,906	$2,723,046	$102,942	$387,307

See accompanying notes.

13 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	M Large Cap Growth	Managed Volatility Aggressive Portfolio Series I	Managed Volatility Aggressive Portfolio Series NAV	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series NAV	Managed Volatility Conservative Portfolio Series I
Total Assets

Investments at fair value	$17	$1,371,380	$5,092,752	$3,379,001	$17,066,661	$1,068,165

Units outstanding	-	40,865	219,216	83,740	725,432	27,690

Unit value	$0.00	$33.56	$23.23	$40.35	$23.53	$38.58

Shares	1	138,383	513,900	289,794	1,459,937	91,925

Cost	$13	$1,405,061	$5,439,271	$3,521,169	$18,263,580	$1,039,462

See accompanying notes.

14 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Managed Volatility Conservative Portfolio Series NAV	Managed Volatility Growth Portfolio Series I	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series NAV	Mid Cap Index Trust Series I
Total Assets

Investments at fair value	$8,883,927	$2,595,327	$22,134,661	$1,917,870	$7,349,255	$10,288,792

Units outstanding	417,382	69,153	950,612	45,804	313,894	157,559

Unit value	$21.28	$37.53	$23.28	$41.87	$23.41	$65.30

Shares	762,569	215,738	1,836,901	167,646	641,856	482,136

Cost	$8,769,404	$2,842,976	$24,103,797	$1,976,056	$7,901,950	$9,846,258

See accompanying notes.

15 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Mid Cap Index Trust Series NAV	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series NAV	Mid Value Trust Series I	Mid Value Trust Series NAV	Money Market Trust Series I
Total Assets

Investments at fair value	$14,128,608	$6,925,301	$18,329,546	$4,165,833	$9,740,781	$31,067,036

Units outstanding	299,241	75,901	85,007	106,591	156,005	1,446,038

Unit value	$47.21	$91.24	$215.62	$39.08	$62.44	$21.48

Shares	662,072	264,224	685,986	409,217	963,480	31,067,036

Cost	$13,496,806	$4,607,804	$14,462,755	$4,080,545	$8,759,377	$31,067,036

See accompanying notes.

16 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Money-Market Trust Series NAV	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series NAV	Science & Technology Trust Series I	Science & Technology Trust Series NAV
Total Assets

Investments at fair value	$49,973,286	$5,675,490	$8,270,632	$10,386,684	$15,835,747	$15,081,560

Units outstanding	4,772,604	256,410	38,850	54,210	150,722	158,746

Unit value	$10.47	$22.13	$212.89	$191.60	$105.07	$95.00

Shares	49,973,286	502,701	435,985	551,310	378,212	354,443

Cost	$49,973,286	$5,216,615	$6,494,578	$10,877,596	$10,685,792	$12,644,639

See accompanying notes.

17 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Select Bond Trust Series I	Select Bond Trust Series NAV	Short Term Government Income Trust Series I	Short Term Government Income Trust Series NAV	Small Cap Index Trust Series I	Small Cap Index Trust Series NAV
Total Assets

Investments at fair value	$3,259,588	$1,490,571	$2,725,657	$5,072,790	$4,622,204	$9,407,163

Units outstanding	239,609	104,983	245,307	431,955	88,734	207,217

Unit value	$13.60	$14.20	$11.11	$11.74	$52.09	$45.40

Shares	223,413	102,234	221,778	412,758	283,397	576,066

Cost	$3,062,392	$1,403,001	$2,708,688	$5,007,781	$4,078,929	$7,925,655

See accompanying notes.

18 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series NAV	Small Cap Stock Trust Series I	Small Cap Stock Trust Series NAV	Small Cap Value Trust Series I	Small Cap Value Trust Series NAV
Total Assets

Investments at fair value	$12,707,814	$418,307	$1,854,830	$4,725,035	$965,016	$7,345,185

Units outstanding	239,808	14,349	30,400	61,462	31,573	81,660

Unit value	$52.99	$29.15	$61.01	$76.88	$30.56	$89.95

Shares	484,292	16,064	155,607	388,253	65,647	502,063

Cost	$13,524,208	$376,127	$1,478,440	$3,754,255	$1,037,155	$7,269,656

See accompanying notes.

19 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Small Company Value Trust Series I	Small Company Value Trust Series NAV	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series NAV	Total Bond Market Series Trust NAV	Total Stock Market Index Trust Series I
Total Assets

Investments at fair value	$1,880,955	$1,882,142	$1,287,638	$4,840,976	$24,996,849	$6,638,501

Units outstanding	35,853	49,472	40,820	196,151	858,937	146,979

Unit value	$52.46	$38.04	$31.54	$24.68	$29.10	$45.17

Shares	178,290	179,594	89,172	336,412	2,295,395	252,799

Cost	$2,290,135	$2,109,851	$1,201,311	$4,523,689	$24,425,366	$5,499,666

See accompanying notes.

20 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2020

	Total Stock Market Index Trust Series NAV	Ultra Short Term Bond Trust Series I	Ultra Short Term Bond Trust Series NAV
Total Assets

Investments at fair value	$5,974,626	$1,896	$933,256

Units outstanding	37,377	185	86,027

Unit value	$159.85	$10.25	$10.85

Shares	227,605	165	81,365

Cost	$5,239,750	$1,957	$934,831

See accompanying notes.

21 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series NAV		Active Bond Trust Series I		Active Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$1,588,117	$1,526,889	$17,642	$17,133	$35,193	$35,412

Expenses:

Mortality and expense risk and administrative charges	(144,052)	(134,133)	(2,926)	(3,149)	-	-

Net investment income (loss)	1,444,065	1,392,756	14,716	13,984	35,193	35,412

Realized gains (losses) on investments:

Capital gain distributions received	1,634,251	1,336,643	(2)	(3)	-	-

Net realized gain (loss)	8,351,708	4,955,401	9,505	(1,834)	33,139	1,898

Realized gains (losses)	9,985,959	6,292,044	9,503	(1,837)	33,139	1,898

Unrealized appreciation (depreciation) during the period	3,442,603	15,505,795	27,505	43,068	28,290	86,169

Net increase (decrease) in net assets from operations	14,872,627	23,190,595	51,724	55,215	96,622	123,479

Changes from principal transactions:

Purchase payments	1,367,418	1,564,857	126,786	97,859	96,265	134,516

Transfers between sub-accounts and the company	(8,799,278)	(781,717)	8,556	7,970	124,793	(35,614)

Transfers on general account policy loans	(9,572)	(417,555)	152	15,329	(8,830)	-

Withdrawals	(4,149,979)	(5,175,510)	603	(15,229)	(77,950)	(392,141)

Annual contract fee	(1,767,889)	(1,771,993)	(190,015)	(187,829)	(24,588)	(29,749)

Net increase (decrease) in net assets from principal transactions	(13,359,300)	(6,581,918)	(53,918)	(81,900)	109,690	(322,988)

Total increase (decrease) in net assets	1,513,327	16,608,677	(2,194)	(26,685)	206,312	(199,509)

Net assets at beginning of period	94,354,109	77,745,432	648,466	675,151	1,157,161	1,356,670

Net assets at end of period	$95,867,436	$94,354,109	$646,272	$648,466	$1,363,473	$1,157,161

	2020	2019	2020	2019	2020	2019

Units, beginning of period	1,646,870	1,733,291	26,800	30,449	13,650	17,492

Units issued	274,894	269,737	6,040	5,731	5,459	6,030

Units redeemed	(484,945)	(356,158)	(8,211)	(9,380)	(4,317)	(9,872)

Units, end of period	1,436,819	1,646,870	24,629	26,800	14,792	13,650

See accompanying notes.

22 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series I		American Global Growth Trust Series I		American Growth Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$158,490	$138,387	$1,421	$12,822	$12,887	$111,317

Expenses:

Mortality and expense risk and administrative charges	(46,743)	(47,117)	(1,881)	(1,436)	(12,463)	(10,937)

Net investment income (loss)	111,747	91,270	(460)	11,386	424	100,380

Realized gains (losses) on investments:

Capital gain distributions received	1,392,452	1,243,638	175,334	195,473	2,059,702	2,509,749

Net realized gain (loss)	39,744	13,524	13,247	(2,923)	(197,911)	(540,969)

Realized gains (losses)	1,432,196	1,257,162	188,581	192,550	1,861,791	1,968,780

Unrealized appreciation (depreciation) during the period	(220,232)	720,243	395,044	257,726	4,958,613	1,561,215

Net increase (decrease) in net assets from operations	1,323,711	2,068,675	583,165	461,662	6,820,828	3,630,375

Changes from principal transactions:

Purchase payments	379,181	662,735	110,208	146,444	448,191	356,503

Transfers between sub-accounts and the company	1,113,002	(1,446,342)	(214,487)	947,780	(1,631,855)	(600,995)

Transfers on general account policy loans	6,788	(12,931)	(5,465)	(5,262)	15,358	24,907

Withdrawals	(287,885)	(408,383)	(47,845)	(103,294)	(857,339)	(592,975)

Annual contract fee	(672,523)	(770,269)	(42,361)	(38,977)	(297,178)	(281,637)

Net increase (decrease) in net assets from principal transactions	538,563	(1,975,190)	(199,950)	946,691	(2,322,823)	(1,094,197)

Total increase (decrease) in net assets	1,862,274	93,485	383,215	1,408,353	4,498,005	2,536,178

Net assets at beginning of period	10,754,083	10,660,598	2,136,337	727,984	14,830,414	12,294,236

Net assets at end of period	$12,616,357	$10,754,083	$2,519,552	$2,136,337	$19,328,419	$14,830,414

	2020	2019	2020	2019	2020	2019

Units, beginning of period	509,142	604,317	85,836	39,140	353,730	380,816

Units issued	67,246	30,342	9,436	55,386	81,408	67,752

Units redeemed	(44,382)	(125,517)	(17,321)	(8,690)	(132,144)	(94,838)

Units, end of period	532,006	509,142	77,951	85,836	302,994	353,730

See accompanying notes.

23 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American International Trust Series I		Blue Chip Growth Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$137,096	$160,506	$23,637	$71,273	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(45,795)	(46,607)	(5,795)	(8,558)	(46,117)	(41,425)

Net investment income (loss)	91,301	113,899	17,842	62,715	(46,117)	(41,425)

Realized gains (losses) on investments:

Capital gain distributions received	1,367,766	1,229,419	286,561	559,619	1,717,417	1,505,358

Net realized gain (loss)	(15,648)	114,611	(237,183)	(63,916)	317,864	329,844

Realized gains (losses)	1,352,118	1,344,030	49,378	495,703	2,035,281	1,835,202

Unrealized appreciation (depreciation) during the period	(187,504)	818,870	715,064	843,406	1,609,694	931,171

Net increase (decrease) in net assets from operations	1,255,915	2,276,799	782,284	1,401,824	3,598,858	2,724,948

Changes from principal transactions:

Purchase payments	651,267	530,860	391,343	323,763	57,107	52,201

Transfers between sub-accounts and the company	(71,845)	(154,234)	(539,161)	843,155	548,284	(491,274)

Transfers on general account policy loans	5,291	(14,472)	(5,607)	(4,451)	465	(9,216)

Withdrawals	(1,209,904)	(197,757)	(855,492)	(546,053)	(233,268)	(210,241)

Annual contract fee	(642,649)	(630,703)	(216,631)	(255,479)	(433,318)	(408,196)

Net increase (decrease) in net assets from principal transactions	(1,267,840)	(466,306)	(1,225,548)	360,935	(60,730)	(1,066,726)

Total increase (decrease) in net assets	(11,925)	1,810,493	(443,264)	1,762,759	3,538,128	1,658,222

Net assets at beginning of period	11,171,834	9,361,341	7,880,610	6,117,851	11,091,977	9,433,755

Net assets at end of period	$11,159,909	$11,171,834	$7,437,346	$7,880,610	$14,630,105	$11,091,977

	2020	2019	2020	2019	2020	2019

Units, beginning of period	269,324	279,840	283,725	268,373	124,335	137,342

Units issued	23,717	19,057	76,583	60,683	17,208	18,962

Units redeemed	(54,492)	(29,573)	(105,932)	(45,331)	(18,948)	(31,969)

Units, end of period	238,549	269,324	254,376	283,725	122,595	124,335

See accompanying notes.

24 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series NAV		Capital Appreciation Trust Series I		Capital Appreciation Trust Series NAV
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$-	$5,118	$-	$2,476	$-	$1,138

Expenses:

Mortality and expense risk and administrative charges	-	-	(29,466)	(25,533)	-	-

Net investment income (loss)	-	5,118	(29,466)	(23,057)	-	1,138

Realized gains (losses) on investments:

Capital gain distributions received	10,602,598	9,280,985	877,629	4,580,433	352,452	1,756,562

Net realized gain (loss)	(126,628)	(623,070)	(2,026,105)	(540,233)	(848,756)	(32,436)

Realized gains (losses)	10,475,970	8,657,915	(1,148,476)	4,040,200	(496,304)	1,724,126

Unrealized appreciation (depreciation) during the period	12,240,373	8,397,648	4,857,920	(2,023,790)	1,977,250	(1,009,352)

Net increase (decrease) in net assets from operations	22,716,343	17,060,681	3,679,978	1,993,353	1,480,946	715,912

Changes from principal transactions:

Purchase payments	432,305	551,542	28,318	26,514	(51,541)	259,070

Transfers between sub-accounts and the company	(1,234,333)	(4,789,274)	(746,441)	(1,704,526)	(53,174)	94,679

Transfers on general account policy loans	154,381	(61,498)	765	(981)	(20,766)	(3,772)

Withdrawals	(1,424,185)	(2,208,817)	(82,814)	(80,801)	(312,215)	(73,955)

Annual contract fee	(623,013)	(525,411)	(217,947)	(189,410)	(58,661)	(66,850)

Net increase (decrease) in net assets from principal transactions	(2,694,845)	(7,033,458)	(1,018,119)	(1,949,204)	(496,357)	209,172

Total increase (decrease) in net assets	20,021,498	10,027,223	2,661,859	44,149	984,589	925,084

Net assets at beginning of period	70,620,974	60,593,751	7,432,263	7,388,114	3,025,431	2,100,347

Net assets at end of period	$90,642,472	$70,620,974	$10,094,122	$7,432,263	$4,010,020	$3,025,431

	2020	2019	2020	2019	2020	2019

Units, beginning of period	285,330	317,840	161,870	213,043	62,578	57,726

Units issued	89,243	21,076	10,963	5,507	3,434	8,034

Units redeemed	(102,090)	(53,586)	(31,473)	(56,680)	(12,943)	(3,182)

Units, end of period	272,483	285,330	141,360	161,870	53,069	62,578

See accompanying notes.

25 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Value Trust Series I		Capital Appreciation Value Trust Series NAV		Core Bond Trust Series I
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$12,558	$16,435	$37,631	$42,437	$213,704	$200,028

Expenses:

Mortality and expense risk and administrative charges	(5,498)	(5,372)	-	-	(30,058)	(26,120)

Net investment income (loss)	7,060	11,063	37,631	42,437	183,646	173,908

Realized gains (losses) on investments:

Capital gain distributions received	97,330	73,022	279,633	177,326	(1)	1

Net realized gain (loss)	(1,430)	34,072	4,592	8,142	56,128	(33,604)

Realized gains (losses)	95,900	107,094	284,225	185,468	56,127	(33,603)

Unrealized appreciation (depreciation) during the period	82,996	155,734	233,206	375,266	470,802	476,567

Net increase (decrease) in net assets from operations	185,956	273,891	555,062	603,171	710,575	616,872

Changes from principal transactions:

Purchase payments	8,463	3,273	51,304	84,610	41,750	37,581

Transfers between sub-accounts and the company	(96,684)	(64,531)	75,585	91,032	238,977	395,893

Transfers on general account policy loans	-	-	(31)	(214)	30	805

Withdrawals	(352)	(292)	(33,890)	(5,363)	(5,680)	(143,445)

Annual contract fee	(32,342)	(30,165)	(58,110)	(58,586)	(212,192)	(242,083)

Net increase (decrease) in net assets from principal transactions	(120,915)	(91,715)	34,858	111,479	62,885	48,751

Total increase (decrease) in net assets	65,041	182,176	589,920	714,650	773,460	665,623

Net assets at beginning of period	1,233,391	1,051,215	3,130,698	2,416,048	8,520,277	7,854,654

Net assets at end of period	$1,298,432	$1,233,391	$3,720,618	$3,130,698	$9,293,737	$8,520,277

	2020	2019	2020	2019	2020	2019

Units, beginning of period	45,522	47,729	108,931	104,608	384,699	382,086

Units issued	1,254	17,476	3,926	9,748	42,344	72,204

Units redeemed	(5,811)	(19,683)	(2,602)	(5,425)	(39,174)	(69,591)

Units, end of period	40,965	45,522	110,255	108,931	387,869	384,699

See accompanying notes.

26 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series NAV		Emerging Markets Value Trust Series I		Emerging Markets Value Trust Series NAV
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$1,177,919	$836,213	$19,422 $	31,898	$99,945	$132,328

Expenses:

Mortality and expense risk and administrative charges	-	-	(2,192)	(2,767)	-	-

Net investment income (loss)	1,177,919	836,213	17,230	29,131	99,945	132,328

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	1	1	-

Net realized gain (loss)	397,655	(17,879)	(26,242)	(110,462)	(103,822)	14,003

Realized gains (losses)	397,655	(17,879)	(26,242)	(110,461)	(103,821)	14,003

Unrealized appreciation (depreciation) during the period	1,943,352	1,601,025	26,461	229,000	339,947	263,710

Net increase (decrease) in net assets from operations	3,518,926	2,419,359	17,449	147,670	336,071	410,041

Changes from principal transactions:

Purchase payments	162,462	268,425	3,085	1,375	378,183	288,528

Transfers between sub-accounts and the company	14,894,974	5,574,382	(125,383)	(993,488)	431,762	5,246

Transfers on general account policy loans	(28,125)	(21,840)	-	-	(12,416)	(8,561)

Withdrawals	(250,219)	(407,883)	-	(2)	(585,063)	(44,633)

Annual contract fee	(434,959)	(344,746)	(6,431)	(8,579)	(96,429)	(107,753)

Net increase (decrease) in net assets from principal transactions	14,344,133	5,068,338	(128,729)	(1,000,694)	116,037	132,827

Total increase (decrease) in net assets	17,863,059	7,487,697	(111,280)	(853,024)	452,108	542,868

Net assets at beginning of period	34,669,562	27,181,865	1,051,437	1,904,461	4,301,781	3,758,913

Net assets at end of period	$52,532,621	$34,669,562	$940,157	$1,051,437	$4,753,889	$4,301,781

	2020	2019	2020	2019	2020	2019

Units, beginning of period	1,855,062	1,575,653	63,460	126,708	312,163	302,479

Units issued	1,248,195	353,754	526	6,607	91,808	42,119

Units redeemed	(519,629)	(74,345)	(8,955)	(69,855)	(71,384)	(32,435)

Units, end of period	2,583,628	1,855,062	55,031	63,460	332,587	312,163

See accompanying notes.

27 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Equity Income Trust Series I		Equity Income Trust Series NAV		Financial Industries Trust Series I
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$186,270	$142,390	$505,493	$859,712	$7,457	$29,022

Expenses:

Mortality and expense risk and administrative charges	(25,689)	(27,762)	-	-	(3,117)	(3,864)

Net investment income (loss)	160,581	114,628	505,493	859,712	4,340	25,158

Realized gains (losses) on investments:

Capital gain distributions received	481,705	564,614	1,286,380	3,638,954	52,754	38,486

Net realized gain (loss)	(417,093)	(428,833)	(7,174,622)	(1,803,267)	(57,254)	(4,847)

Realized gains (losses)	64,612	135,781	(5,888,242)	1,835,687	(4,500)	33,639

Unrealized appreciation (depreciation) during the period	(315,718)	1,282,943	3,417,279	6,797,213	(8,291)	119,866

Net increase (decrease) in net assets from operations	(90,525)	1,533,352	(1,965,470)	9,492,612	(8,451)	178,663

Changes from principal transactions:

Purchase payments	248,618	182,897	147,351	203,501	55,832	42,116

Transfers between sub-accounts and the company	(463,052)	236,823	(22,923,972)	(1,489,503)	(70,921)	82,995

Transfers on general account policy loans	412	(5,194)	(1,087)	(8,535)	(58)	(23)

Withdrawals	(110,587)	(162,838)	(911,099)	(1,719,466)	3,641	(60,059)

Annual contract fee	(543,103)	(553,555)	(279,542)	(336,801)	(101,531)	(94,635)

Net increase (decrease) in net assets from principal transactions	(867,712)	(301,867)	(23,968,349)	(3,350,804)	(113,037)	(29,606)

Total increase (decrease) in net assets	(958,237)	1,231,485	(25,933,819)	6,141,808	(121,488)	149,057

Net assets at beginning of period	8,011,669	6,780,184	44,487,685	38,345,877	760,938	611,881

Net assets at end of period	$7,053,432	$8,011,669	$18,553,866	$44,487,685	$639,450	$760,938

	2020	2019	2020	2019	2020	2019

Units, beginning of period	133,140	141,225	655,585	714,628	23,654	24,878

Units issued	11,841	31,349	108,921	91,140	5,639	9,004

Units redeemed	(28,803)	(39,434)	(493,833)	(150,183)	(9,787)	(10,228)

Units, end of period	116,178	133,140	270,673	655,585	19,506	23,654

See accompanying notes.

28 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series NAV		Fundamental All Cap Core Trust Series I		Fundamental All Cap Core Trust Series NAV
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$3,777	$11,523	$435	$723	$10,119	$12,110

Expenses:

Mortality and expense risk and administrative charges	-	-	(591)	(575)	-	-

Net investment income (loss)	3,777	11,523	(156)	148	10,119	12,110

Realized gains (losses) on investments:

Capital gain distributions received	25,797	15,049	3,497	12,519	72,505	185,621

Net realized gain (loss)	(16,862)	(4,351)	6,452	(750)	73,959	20,194

Realized gains (losses)	8,935	10,698	9,949	11,769	146,464	205,815

Unrealized appreciation (depreciation) during the period	(981)	67,653	28,460	37,584	432,365	554,349

Net increase (decrease) in net assets from operations	11,731	89,874	38,253	49,501	588,948	772,274

Changes from principal transactions:

Purchase payments	17,878	29,137	1,169	221	370,122	213,127

Transfers between sub-accounts and the company	(21,037)	(49,932)	(69,102)	(58,860)	79,433	74,095

Transfers on general account policy loans	-	(177)	-	-	7,500	(29)

Withdrawals	(350)	(117,808)	(1,320)	(94)	(628,409)	(689,254)

Annual contract fee	(6,784)	(11,616)	(8,895)	(8,184)	(65,240)	(59,716)

Net increase (decrease) in net assets from principal transactions	(10,293)	(150,396)	(78,148)	(66,917)	(236,594)	(461,777)

Total increase (decrease) in net assets	1,438	(60,522)	(39,895)	(17,416)	352,354	310,497

Net assets at beginning of period	286,167	346,689	175,319	192,735	2,680,322	2,369,825

Net assets at end of period	$287,605	$286,167	$135,424	$175,319	$3,032,676	$2,680,322

	2020	2019	2020	2019	2020	2019

Units, beginning of period	6,644	10,602	2,989	4,466	72,382	87,406

Units issued	2,189	944	1,248	134	15,601	9,905

Units redeemed	(2,306)	(4,902)	(2,408)	(1,611)	(23,481)	(24,929)

Units, end of period	6,527	6,644	1,829	2,989	64,502	72,382

See accompanying notes.

29 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series NAV		Opportunistic Fixed Income Trust Series I
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$34,191	$37,759	$74,820 $	98,339	$57,834 $	96,920

Expenses:

Mortality and expense risk and administrative charges	(13,606)	(14,246)	-	-	(6,147)	(6,557)

Net investment income (loss)	20,585	23,513	74,820	98,339	51,687	90,363

Realized gains (losses) on investments:

Capital gain distributions received	61,901	53,137	129,809	130,903	(1)	(2)

Net realized gain (loss)	88,714	81,281	956,326	153,285	39,302	1,020

Realized gains (losses)	150,615	134,418	1,086,135	284,188	39,301	1,018

Unrealized appreciation (depreciation) during the period	193,688	783,374	(653,654)	1,976,580	141,388	(12,844)

Net increase (decrease) in net assets from operations	364,888	941,305	507,301	2,359,107	232,376	78,537

Changes from principal transactions:

Purchase payments	174,697	142,474	336,418	409,524	36,210	31,738

Transfers between sub-accounts and the company	(91,878)	62,085	(1,703,579)	84,269	(183,357)	582,421

Transfers on general account policy loans	393	1,621	(2,244)	(3,786)	100	107

Withdrawals	(12,409)	(154,727)	(801,064)	(110,055)	(252)	(125,446)

Annual contract fee	(308,990)	(286,673)	(91,827)	(102,603)	(90,568)	(89,266)

Net increase (decrease) in net assets from principal transactions	(238,187)	(235,220)	(2,262,296)	277,349	(237,867)	399,554

Total increase (decrease) in net assets	126,701	706,085	(1,754,995)	2,636,456	(5,491)	478,091

Net assets at beginning of period	3,547,692	2,841,607	9,105,907	6,469,451	1,543,098	1,065,007

Net assets at end of period	$3,674,393	$3,547,692	$7,350,912	$9,105,907	$1,537,607	$1,543,098

	2020	2019	2020	2019	2020	2019

Units, beginning of period	92,873	100,819	315,409	304,694	49,660	36,145

Units issued	6,481	9,073	154,258	43,668	20,348	30,854

Units redeemed	(13,121)	(17,019)	(242,352)	(32,953)	(27,521)	(17,339)

Units, end of period	86,233	92,873	227,315	315,409	42,487	49,660

See accompanying notes.

30 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Opportunistic Fixed Income Trust Series NAV		Global Trust Series I		Global Trust Series NAV
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$349,668	$614,438	$17,137	$31,950	$39,487	$64,764

Expenses:

Mortality and expense risk and administrative charges	-	-	(6,593)	(8,009)	-	-

Net investment income (loss)	349,668	614,438	10,544	23,941	39,487	64,764

Realized gains (losses) on investments:

Capital gain distributions received	-	-	11,947	56,991	26,552	103,911

Net realized gain (loss)	6,272	(24,413)	(56,884)	(21,582)	(9,715)	(3,494)

Realized gains (losses)	6,272	(24,413)	(44,937)	35,409	16,837	100,417

Unrealized appreciation (depreciation) during the period	843,897	8,791	102,272	150,489	170,547	230,246

Net increase (decrease) in net assets from operations	1,199,837	598,816	67,879	209,839	226,871	395,427

Changes from principal transactions:

Purchase payments	279,259	207,596	10,492	24,098	79,279	81,099

Transfers between sub-accounts and the company	(927,042)	356,343	(23,225)	(103,958)	(40,423)	389,137

Transfers on general account policy loans	2,419	2,294	(160)	301	(4,920)	(4,491)

Withdrawals	(893,021)	(354,387)	(71,152)	(37,308)	(41,019)	(76,233)

Annual contract fee	(128,523)	(126,725)	(66,915)	(85,943)	(71,366)	(73,229)

Net increase (decrease) in net assets from principal transactions	(1,666,908)	85,121	(150,960)	(202,810)	(78,449)	316,283

Total increase (decrease) in net assets	(467,071)	683,937	(83,081)	7,029	148,422	711,710

Net assets at beginning of period	9,910,687	9,226,750	1,522,013	1,514,984	3,069,273	2,357,563

Net assets at end of period	$9,443,616	$9,910,687	$1,438,932	$1,522,013	$3,217,695	$3,069,273

	2020	2019	2020	2019	2020	2019

Units, beginning of period	284,473	281,707	45,508	52,210	146,862	130,924

Units issued	71,333	70,265	7,818	7,795	18,020	23,998

Units redeemed	(117,820)	(67,499)	(12,806)	(14,497)	(20,597)	(8,060)

Units, end of period	237,986	284,473	40,520	45,508	144,285	146,862

See accompanying notes.

31 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Health Sciences Trust Series I		Health Sciences Trust Series NAV		High Yield Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$-	$-	$-	$-	$150,647	$137,791

Expenses:

Mortality and expense risk and administrative charges	(20,918)	(19,781)	-	-	(9,108)	(9,948)

Net investment income (loss)	(20,918)	(19,781)	-	-	141,539	127,843

Realized gains (losses) on investments:

Capital gain distributions received	616,412	391,659	807,423	487,670	(1)	(1)

Net realized gain (loss)	25,942	(191,267)	89,251	44,615	(35,928)	(43,669)

Realized gains (losses)	642,354	200,392	896,674	532,285	(35,929)	(43,670)

Unrealized appreciation (depreciation) during the period	784,742	1,133,510	941,900	1,087,744	24,146	271,166

Net increase (decrease) in net assets from operations	1,406,178	1,314,121	1,838,574	1,620,029	129,756	355,339

Changes from principal transactions:

Purchase payments	43,444	24,037	241,199	277,877	115,226	86,606

Transfers between sub-accounts and the company	(110,663)	(470,688)	70,175	(29,161)	(90,894)	(66,703)

Transfers on general account policy loans	(150)	(132)	194,862	(63,540)	-	385

Withdrawals	(100,698)	(281,438)	(393,668)	(248,244)	(33,781)	(53,485)

Annual contract fee	(162,690)	(131,503)	(112,420)	(106,681)	(234,020)	(218,630)

Net increase (decrease) in net assets from principal transactions	(330,757)	(859,724)	148	(169,749)	(243,469)	(251,827)

Total increase (decrease) in net assets	1,075,421	454,397	1,838,722	1,450,280	(113,713)	103,512

Net assets at beginning of period	5,557,998	5,103,601	7,141,453	5,691,173	2,626,340	2,522,828

Net assets at end of period	$6,633,419	$5,557,998	$8,980,175	$7,141,453	$2,512,627	$2,626,340

	2020	2019	2020	2019	2020	2019

Units, beginning of period	51,822	61,069	79,521	81,539	70,562	78,312

Units issued	2,605	3,134	13,168	10,266	8,248	7,537

Units redeemed	(5,656)	(12,381)	(14,115)	(12,284)	(15,028)	(15,287)

Units, end of period	48,771	51,822	78,574	79,521	63,782	70,562

See accompanying notes.

32 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series NAV		International Equity Index Series I		International Equity Index Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$175,366	$145,866	$193,167	$167,357	$687,740	$546,685

Expenses:

Mortality and expense risk and administrative charges	-	-	(27,676)	(29,173)	-	-

Net investment income (loss)	175,366	145,866	165,491	138,184	687,740	546,685

Realized gains (losses) on investments:

Capital gain distributions received	-	2	75,950	2	265,329	-

Net realized gain (loss)	25,122	3,848	20,307	(2,314)	(181,741)	406,363

Realized gains (losses)	25,122	3,850	96,257	(2,312)	83,588	406,363

Unrealized appreciation (depreciation) during the period	(28,982)	195,694	581,729	1,270,217	2,428,623	2,619,089

Net increase (decrease) in net assets from operations	171,506	345,410	843,477	1,406,089	3,199,951	3,572,137

Changes from principal transactions:

Purchase payments	58,217	138,474	20,926	18,553	354,071	383,155

Transfers between sub-accounts and the company	37,993	279,544	727,964	(902,059)	181,755	11,023,187

Transfers on general account policy loans	(69)	(1,420)	1,088	(172)	(6,529)	(7,948)

Withdrawals	(70,124)	(13,683)	(218,505)	(136,144)	(357,908)	(1,617,802)

Annual contract fee	(41,523)	(30,243)	(144,494)	(151,468)	(324,620)	(250,910)

Net increase (decrease) in net assets from principal transactions	(15,506)	372,672	386,979	(1,171,290)	(153,231)	9,529,682

Total increase (decrease) in net assets	156,000	718,082	1,230,456	234,799	3,046,720	13,101,819

Net assets at beginning of period	2,729,159	2,011,077	7,617,702	7,382,903	28,298,965	15,197,146

Net assets at end of period	$2,885,159	$2,729,159	$8,848,158	$7,617,702	$31,345,685	$28,298,965

	2020	2019	2020	2019	2020	2019

Units, beginning of period	100,052	85,515	518,592	607,637	476,451	310,723

Units issued	12,001	18,407	74,725	58,470	188,679	224,355

Units redeemed	(12,051)	(3,870)	(48,117)	(147,515)	(188,645)	(58,627)

Units, end of period	100,002	100,052	545,200	518,592	476,485	476,451

See accompanying notes.

33 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series NAV		Disciplined Value International Trust Series I
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$9,818	$10,866	$33,561	$34,302	$84,238	$113,740

Expenses:

Mortality and expense risk and administrative charges	(2,890)	(3,059)	-	-	(13,690)	(15,286)

Net investment income (loss)	6,928	7,807	33,561	34,302	70,548	98,454

Realized gains (losses) on investments:

Capital gain distributions received	16,201	20,655	54,148	62,701	(5)	(1)

Net realized gain (loss)	(8,306)	2,176	17,282	28,183	(72,328)	(31,859)

Realized gains (losses)	7,895	22,831	71,430	90,884	(72,333)	(31,860)

Unrealized appreciation (depreciation) during the period	29,387	63,708	107,484	163,655	187,085	389,923

Net increase (decrease) in net assets from operations	44,210	94,346	212,475	288,841	185,300	456,517

Changes from principal transactions:

Purchase payments	8,197	10,727	19,607	27,525	69,204	78,557

Transfers between sub-accounts and the company	7,823	58,832	107,427	190,443	368,886	(396,255)

Transfers on general account policy loans	319	722	(577)	1,235	1,502	(172)

Withdrawals	(37,054)	(48,256)	(159,378)	(123,357)	(75,757)	(19,911)

Annual contract fee	(23,269)	(25,429)	(32,854)	(35,895)	(178,108)	(195,626)

Net increase (decrease) in net assets from principal transactions	(43,984)	(3,404)	(65,775)	59,951	185,727	(533,407)

Total increase (decrease) in net assets	226	90,942	146,700	348,792	371,027	(76,890)

Net assets at beginning of period	526,293	435,351	1,564,832	1,216,040	4,222,352	4,299,242

Net assets at end of period	$526,519	$526,293	$1,711,532	$1,564,832	$4,593,379	$4,222,352

	2020	2019	2020	2019	2020	2019

Units, beginning of period	27,892	28,135	77,503	73,902	164,989	187,925

Units issued	4,492	5,144	11,769	14,345	30,650	15,264

Units redeemed	(6,495)	(5,387)	(11,081)	(10,744)	(21,053)	(38,200)

Units, end of period	25,889	27,892	78,191	77,503	174,586	164,989

See accompanying notes.

34 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Disciplined Value International Trust Series NAV		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$66,460	$146,027	$88,699	$97,786	$27,229	$18,430

Expenses:

Mortality and expense risk and administrative charges	-	-	(16,858)	(17,401)	-	-

Net investment income (loss)	66,460	146,027	71,841	80,385	27,229	18,430

Realized gains (losses) on investments:

Capital gain distributions received	-	1	2,098	1	629	1

Net realized gain (loss)	(362,752)	89,949	16,905	(16,015)	35,729	(1,904)

Realized gains (losses)	(362,752)	89,950	19,003	(16,014)	36,358	(1,903)

Unrealized appreciation (depreciation) during the period	207,852	364,827	246,723	296,191	15,474	51,305

Net increase (decrease) in net assets from operations	(88,440)	600,804	337,567	360,562	79,061	67,832

Changes from principal transactions:

Purchase payments	46,847	62,862	60,120	67,114	51,970	42,291

Transfers between sub-accounts and the company	(1,388,144)	(158,610)	(50,915)	(541,902)	187,174	(29,354)

Transfers on general account policy loans	1,555	109	12,264	978	764	(212)

Withdrawals	(304,547)	(447,868)	(155,367)	(84,919)	(60,498)	(96,065)

Annual contract fee	(55,759)	(67,780)	(170,277)	(176,545)	(20,815)	(15,878)

Net increase (decrease) in net assets from principal transactions	(1,700,048)	(611,287)	(304,175)	(735,274)	158,595	(99,218)

Total increase (decrease) in net assets	(1,788,488)	(10,483)	33,392	(374,712)	237,656	(31,386)

Net assets at beginning of period	5,181,055	5,191,538	3,904,115	4,278,827	696,027	727,413

Net assets at end of period	$3,392,567	$5,181,055	$3,937,507	$3,904,115	$933,683	$696,027

	2020	2019	2020	2019	2020	2019

Units, beginning of period	289,148	325,673	109,168	129,783	36,999	42,284

Units issued	31,667	52,753	3,172	4,405	35,595	10,716

Units redeemed	(137,476)	(89,278)	(11,411)	(25,020)	(27,250)	(16,001)

Units, end of period	183,339	289,148	100,929	109,168	45,344	36,999

See accompanying notes.

35 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series NAV		Lifestyle Conservative Portfolio Series NAV		Lifestyle Growth Portfolio Series I
	2020	2019	2020 (a)	2019	2020	2019

Income:

Dividend distributions received	$353	$216	$6,382	$-	$19,393	$17,979

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	(3,216)	(1,647)

Net investment income (loss)	353	216	6,382	-	16,177	16,332

Realized gains (losses) on investments:

Capital gain distributions received	466	315	4,630	-	39,661	5,497

Net realized gain (loss)	(53)	19	210	-	(3,160)	488

Realized gains (losses)	413	334	4,840	-	36,501	5,985

Unrealized appreciation (depreciation) during the period	695	837	12,196	-	26,321	50,156

Net increase (decrease) in net assets from operations	1,461	1,387	23,418	-	78,999	72,473

Changes from principal transactions:

Purchase payments	1,250	3,838	11,379	-	438	438

Transfers between sub-accounts and the company	1,181	(519)	201,867	-	(220,445)	853,380

Transfers on general account policy loans	-	-	-	-	-	-

Withdrawals	(1)	(6)	(5)	-	261	-

Annual contract fee	(314)	(297)	(5,876)	-	(11,158)	(4,664)

Net increase (decrease) in net assets from principal transactions	2,116	3,016	207,365	-	(230,904)	849,154

Total increase (decrease) in net assets	3,577	4,403	230,783	-	(151,905)	921,627

Net assets at beginning of period	11,180	6,777	-	-	1,029,145	107,518

Net assets at end of period	$14,757	$11,180	$230,783	$-	$877,240	$1,029,145

	2020	2019	2020	2019	2020	2019

Units, beginning of period	775	554	-	-	77,174	9,806

Units issued	208	280	16,232	-	4,630	69,168

Units redeemed	(75)	(59)	(304)	-	(23,625)	(1,800)

Units, end of period	908	775	15,928	-	58,179	77,174

	(a) Sub-account available in prior year but no activity.

See accompanying notes.

36 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series NAV		Lifestyle Moderate Portfolio Series NAV		M Capital Appreciation

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$67,004	$60,397	$2,730	$1,483	$-	$1,102

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	-	-

Net investment income (loss)	67,004	60,397	2,730	1,483	-	1,102

Realized gains (losses) on investments:

Capital gain distributions received	142,991	135,696	3,149	1,050	10,256	28,355

Net realized gain (loss)	12,483	957	166	34	(35,564)	(13,595)

Realized gains (losses)	155,474	136,653	3,315	1,084	(25,308)	14,760

Unrealized appreciation (depreciation) during the period	115,093	354,691	4,484	1,658	153,226	65,433

Net increase (decrease) in net assets from operations	337,571	551,741	10,529	4,225	127,918	81,295

Changes from principal transactions:

Purchase payments	98,762	134,409	4,038	4,422	-	-

Transfers between sub-accounts and the company	(672,399)	311,088	23,824	66,783	23,198	22,313

Transfers on general account policy loans	115	671	-	-	-	-

Withdrawals	(106,540)	(61,236)	(21)	1	-	-

Annual contract fee	(67,097)	(70,603)	(3,416)	(1,301)	(6,934)	(6,960)

Net increase (decrease) in net assets from principal transactions	(747,159)	314,329	24,425	69,905	16,264	15,353

Total increase (decrease) in net assets	(409,588)	866,070	34,954	74,130	144,182	96,648

Net assets at beginning of period	3,367,122	2,501,052	74,130	-	362,878	266,230

Net assets at end of period	$2,957,534	$3,367,122	$109,084	$74,130	$507,060	$362,878

	2020	2019	2020	2019	2020	2019

Units, beginning of period	219,120	197,788	5,312	-	2,865	2,708

Units issued	5,990	31,039	1,894	5,408	1,175	825

Units redeemed	(55,738)	(9,707)	(241)	(96)	(640)	(668)

Units, end of period	169,372	219,120	6,965	5,312	3,400	2,865

See accompanying notes.

37 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	M Large Cap Growth		Managed Volatility Aggressive Portfolio Series I		Managed Volatility Aggressive Portfolio Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$-	$-	$19,339	$16,052	$73,414	$74,395

Expenses:

Mortality and expense risk and administrative charges	-	-	(6,473)	(7,003)	-	-

Net investment income (loss)	-	-	12,866	9,049	73,414	74,395

Realized gains (losses) on investments:

Capital gain distributions received	2	1	15,268	121,932	54,494	498,931

Net realized gain (loss)	-	-	(10,734)	8,173	(71,227)	35,451

Realized gains (losses)	2	1	4,534	130,105	(16,733)	534,382

Unrealized appreciation (depreciation) during the period	2	3	(74,170)	80,737	(388,039)	305,475

Net increase (decrease) in net assets from operations	4	4	(56,770)	219,891	(331,358)	914,252

Changes from principal transactions:

Purchase payments	-	-	21,132	28,518	629,999	831,920

Transfers between sub-accounts and the company	-	-	245,840	(91,792)	(344,217)	(148,038)

Transfers on general account policy loans	-	-	-	-	(58,727)	(2,775)

Withdrawals	-	-	(39,069)	(5,875)	(240,578)	(49,136)

Annual contract fee	-	-	(58,014)	(55,626)	(228,205)	(227,059)

Net increase (decrease) in net assets from principal transactions	-	-	169,889	(124,775)	(241,728)	404,912

Total increase (decrease) in net assets	4	4	113,119	95,116	(573,086)	1,319,164

Net assets at beginning of period	13	9	1,258,261	1,163,145	5,665,838	4,346,674

Net assets at end of period	$17	$13	$1,371,380	$1,258,261	$5,092,752	$5,665,838

	2020	2019	2020	2019	2020	2019

Units, beginning of period	-	-	35,747	39,564	232,177	215,205

Units issued	-	-	10,234	2,912	43,613	37,791

Units redeemed	-	-	(5,116)	(6,729)	(56,574)	(20,819)

Units, end of period	-	-	40,865	35,747	219,216	232,177

See accompanying notes.

38 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series NAV		Managed Volatility Conservative Portfolio Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$82,007	$71,944	$421,345	$330,860	$31,628	$25,884

Expenses:

Mortality and expense risk and administrative charges	(18,764)	(20,224)	-	-	(5,587)	(6,247)

Net investment income (loss)	63,243	51,720	421,345	330,860	26,041	19,637

Realized gains (losses) on investments:

Capital gain distributions received	170,620	161,251	869,605	725,979	13,451	-

Net realized gain (loss)	(120,600)	(14,485)	(224,223)	(360,134)	2,892	(11,328)

Realized gains (losses)	50,020	146,766	645,382	365,845	16,343	(11,328)

Unrealized appreciation (depreciation) during the period	(109,174)	373,629	(788,518)	1,997,774	(12,629)	129,870

Net increase (decrease) in net assets from operations	4,089	572,115	278,209	2,694,479	29,755	138,179

Changes from principal transactions:

Purchase payments	61,494	70,632	303,356	453,250	9,573	10,128

Transfers between sub-accounts and the company	24,808	125,187	604,447	(312,003)	(20,246)	(222,664)

Transfers on general account policy loans	-	7,797	(51,352)	(34,683)	-	-

Withdrawals	(227,555)	(25,380)	(489,334)	(1,025,062)	(822)	(2,629)

Annual contract fee	(248,053)	(306,652)	(465,415)	(488,926)	(59,245)	(62,404)

Net increase (decrease) in net assets from principal transactions	(389,306)	(128,416)	(98,298)	(1,407,424)	(70,740)	(277,569)

Total increase (decrease) in net assets	(385,217)	443,699	179,911	1,287,055	(40,985)	(139,390)

Net assets at beginning of period	3,764,218	3,320,519	16,886,750	15,599,695	1,109,150	1,248,540

Net assets at end of period	$3,379,001	$3,764,218	$17,066,661	$16,886,750	$1,068,165	$1,109,150

	2020	2019	2020	2019	2020	2019

Units, beginning of period	94,109	97,349	730,465	796,399	29,523	37,037

Units issued	14,197	7,738	46,468	45,378	5,552	3,082

Units redeemed	(24,566)	(10,978)	(51,501)	(111,312)	(7,385)	(10,596)

Units, end of period	83,740	94,109	725,432	730,465	27,690	29,523

See accompanying notes.

39 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series NAV		Managed Volatility Growth Portfolio Series I		Managed Volatility Growth Portfolio Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$268,496	$186,251	$54,210	$48,601	$468,528	$397,212

Expenses:

Mortality and expense risk and administrative charges	-	-	(13,291)	(14,696)	-	-

Net investment income (loss)	268,496	186,251	40,919	33,905	468,528	397,212

Realized gains (losses) on investments:

Capital gain distributions received	120,881	-	154,125	202,555	1,255,110	1,602,236

Net realized gain (loss)	23,621	(5,793)	(56,900)	(19,606)	(602,139)	(224,433)

Realized gains (losses)	144,502	(5,793)	97,225	182,949	652,971	1,377,803

Unrealized appreciation (depreciation) during the period	(139,802)	672,237	(205,310)	263,822	(1,428,154)	2,090,131

Net increase (decrease) in net assets from operations	273,196	852,695	(67,166)	480,676	(306,655)	3,865,146

Changes from principal transactions:

Purchase payments	1,939,800	1,831,190	100,149	97,683	1,322,300	1,668,729

Transfers between sub-accounts and the company	(687,929)	149,667	111,007	(181,104)	(851,219)	(485,248)

Transfers on general account policy loans	(56,467)	(66,439)	1,619	1,146	(60,924)	9,714

Withdrawals	(76,174)	(288,983)	(222,531)	(4,398)	(626,425)	(1,257,761)

Annual contract fee	(364,493)	(315,723)	(251,666)	(246,736)	(544,100)	(602,411)

Net increase (decrease) in net assets from principal transactions	754,737	1,309,712	(261,422)	(333,409)	(760,368)	(666,977)

Total increase (decrease) in net assets	1,027,933	2,162,407	(328,588)	147,267	(1,067,023)	3,198,169

Net assets at beginning of period	7,855,994	5,693,587	2,923,915	2,776,648	23,201,684	20,003,515

Net assets at end of period	$8,883,927	$7,855,994	$2,595,327	$2,923,915	$22,134,661	$23,201,684

	2020	2019	2020	2019	2020	2019

Units, beginning of period	381,750	314,017	76,203	85,836	982,810	1,014,085

Units issued	128,674	106,206	13,442	6,185	106,614	70,105

Units redeemed	(93,042)	(38,473)	(20,492)	(15,818)	(138,812)	(101,380)

Units, end of period	417,382	381,750	69,153	76,203	950,612	982,810

See accompanying notes.

40 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series I		Managed Volatility Moderate Portfolio Series NAV		Mid Cap Index Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$49,911	$41,428	$195,324	$152,922	$139,029	$102,662

Expenses:

Mortality and expense risk and administrative charges	(9,861)	(10,512)	-	-	(40,114)	(41,600)

Net investment income (loss)	40,050	30,916	195,324	152,922	98,915	61,062

Realized gains (losses) on investments:

Capital gain distributions received	84,301	72,697	337,222	258,260	923,581	717,331

Net realized gain (loss)	(38,406)	(49,962)	(40,021)	(36,362)	(203,891)	(92,286)

Realized gains (losses)	45,895	22,735	297,201	221,898	719,690	625,045

Unrealized appreciation (depreciation) during the period	(42,864)	257,153	(261,783)	690,690	309,861	1,284,551

Net increase (decrease) in net assets from operations	43,081	310,804	230,742	1,065,510	1,128,466	1,970,658

Changes from principal transactions:

Purchase payments	107,963	73,329	58,854	213,014	280,261	214,752

Transfers between sub-accounts and the company	(29,036)	(249,484)	162,540	(87,031)	(250,785)	565,212

Transfers on general account policy loans	579	868	(57,615)	(15,083)	257	3,742

Withdrawals	752	(2,952)	(250,209)	(84,844)	(390,235)	(67,147)

Annual contract fee	(229,951)	(198,864)	(119,243)	(130,885)	(563,892)	(529,847)

Net increase (decrease) in net assets from principal transactions	(149,693)	(377,103)	(205,673)	(104,829)	(924,394)	186,712

Total increase (decrease) in net assets	(106,612)	(66,299)	25,069	960,681	204,072	2,157,370

Net assets at beginning of period	2,024,482	2,090,781	7,324,186	6,363,505	10,084,720	7,927,350

Net assets at end of period	$1,917,870	$2,024,482	$7,349,255	$7,324,186	$10,288,792	$10,084,720

	2020	2019	2020	2019	2020	2019

Units, beginning of period	49,625	58,445	323,053	327,981	174,499	171,433

Units issued	7,971	11,805	30,705	13,757	19,603	29,598

Units redeemed	(11,792)	(20,625)	(39,864)	(18,685)	(36,543)	(26,532)

Units, end of period	45,804	49,625	313,894	323,053	157,559	174,499

See accompanying notes.

41 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Index Trust Series NAV		Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$196,576	$160,956	$-	$-	$-	$-

Expenses:

Mortality and expense risk and administrative charges	-	-	(18,075)	(15,834)	-	-

Net investment income (loss)	196,576	160,956	(18,075)	(15,834)	-	-

Realized gains (losses) on investments:

Capital gain distributions received	1,268,341	1,115,907	754,834	659,166	1,940,279	1,369,955

Net realized gain (loss)	(365,073)	(89,455)	77,190	222,521	444,822	40,635

Realized gains (losses)	903,268	1,026,452	832,024	881,687	2,385,101	1,410,590

Unrealized appreciation (depreciation) during the period	625,062	1,895,937	1,895,727	380,287	3,912,049	803,647

Net increase (decrease) in net assets from operations	1,724,906	3,083,345	2,709,676	1,246,140	6,297,150	2,214,237

Changes from principal transactions:

Purchase payments	200,155	490,566	24,456	26,219	69,446	445,784

Transfers between sub-accounts and the company	(1,064,086)	60,692	(67,889)	(103,060)	4,419,135	305,972

Transfers on general account policy loans	(13,083)	(19,785)	(400)	1,206	(2,559)	(64)

Withdrawals	(938,158)	(1,349,478)	(96,490)	(175,221)	(1,097,745)	(230,509)

Annual contract fee	(269,903)	(303,739)	(131,486)	(118,925)	(154,235)	(134,990)

Net increase (decrease) in net assets from principal transactions	(2,085,075)	(1,121,744)	(271,809)	(369,781)	3,234,042	386,193

Total increase (decrease) in net assets	(360,169)	1,961,601	2,437,867	876,359	9,531,192	2,600,430

Net assets at beginning of period	14,488,777	12,527,176	4,487,434	3,611,075	8,798,354	6,197,924

Net assets at end of period	$14,128,608	$14,488,777	$6,925,301	$4,487,434	$18,329,546	$8,798,354

	2020	2019	2020	2019	2020	2019

Units, beginning of period	347,586	377,811	81,156	87,718	67,518	64,035

Units issued	89,158	51,434	5,590	12,035	51,120	29,027

Units redeemed	(137,503)	(81,659)	(10,845)	(18,597)	(33,631)	(25,544)

Units, end of period	299,241	347,586	75,901	81,156	85,007	67,518

42 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series I		Mid Value Trust Series NAV		Money Market Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$60,095	$42,435	$146,517	$111,233	$88,874	$454,311

Expenses:

Mortality and expense risk and administrative charges	(11,286)	(11,455)	-	-	(112,948)	(91,802)

Net investment income (loss)	48,809	30,980	146,517	111,233	(24,074)	362,509

Realized gains (losses) on investments:

Capital gain distributions received	85,353	433,204	202,395	1,232,694	(4)	(3)

Net realized gain (loss)	(273,622)	(103,305)	(1,369,419)	(246,929)	-	-

Realized gains (losses)	(188,269)	329,899	(1,167,024)	985,765	(4)	(3)

Unrealized appreciation (depreciation) during the period	357,274	314,459	2,122,467	554,792	(3)	1

Net increase (decrease) in net assets from operations	217,814	675,338	1,101,960	1,651,790	(24,081)	362,507

Changes from principal transactions:

Purchase payments	13,109	8,841	144,869	202,242	379,576	249,055

Transfers between sub-accounts and the company	(507,136)	999,271	(808,392)	5,433	5,973,153	8,060,298

Transfers on general account policy loans	929	(678)	(8,807)	(10,084)	919	(19,835)

Withdrawals	1,042	(26,783)	(555,612)	(480,721)	(199,616)	(169,552)

Annual contract fee	(101,950)	(104,993)	(113,094)	(109,172)	(1,348,844)	(1,068,275)

Net increase (decrease) in net assets from principal transactions	(594,006)	875,658	(1,341,036)	(392,302)	4,805,188	7,051,691

Total increase (decrease) in net assets	(376,192)	1,550,996	(239,076)	1,259,488	4,781,107	7,414,198

Net assets at beginning of period	4,542,025	2,991,029	9,979,857	8,720,369	26,285,929	18,871,731

Net assets at end of period	$4,165,833	$4,542,025	$9,740,781	$9,979,857	$31,067,036	$26,285,929

	2020	2019	2020	2019	2020	2019

Units, beginning of period	127,097	99,663	175,374	183,104	1,225,903	904,658

Units issued	5,036	56,111	103,158	31,146	454,648	771,831

Units redeemed	(25,542)	(28,677)	(122,527)	(38,876)	(234,513)	(450,586)

Units, end of period	106,591	127,097	156,005	175,374	1,446,038	1,225,903

43 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		PIMCO All Asset		Real Estate Securities Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$216,997	$1,240,217	$248,977	$138,363	$164,260	$190,280

Expenses:

Mortality and expense risk and administrative charges	-	-	(8,605)	(8,835)	(45,184)	(51,320)

Net investment income (loss)	216,997	1,240,217	240,372	129,528	119,076	138,960

Realized gains (losses) on investments:

Capital gain distributions received	(1)	-	-	-	977,761	72,381

Net realized gain (loss)	-	-	(57,557)	(3,592)	265,571	341,312

Realized gains (losses)	(1)	-	(57,557)	(3,592)	1,243,332	413,693

Unrealized appreciation (depreciation) during the period	-	(1)	248,174	430,902	(2,007,192)	1,647,748

Net increase (decrease) in net assets from operations	216,996	1,240,216	430,989	556,838	(644,784)	2,200,401

Changes from principal transactions:

Purchase payments	3,579,416	4,931,755	126,765	106,931	112,026	110,472

Transfers between sub-accounts and the company	(6,083,134)	(1,597,038)	27,115	186,227	(92,990)	154,732

Transfers on general account policy loans	(116,615)	(254,227)	-	(41)	12,170	(4,249)

Withdrawals	(8,361,103)	(5,596,102)	(298,974)	(70,251)	(350,360)	(278,639)

Annual contract fee	(1,058,899)	(1,077,371)	(164,034)	(168,016)	(367,318)	(383,448)

Net increase (decrease) in net assets from principal transactions	(12,040,335)	(3,592,983)	(309,128)	54,850	(686,472)	(401,132)

Total increase (decrease) in net assets	(11,823,339)	(2,352,767)	121,861	611,688	(1,331,256)	1,799,269

Net assets at beginning of period	61,796,625	64,149,392	5,553,629	4,941,941	9,601,888	7,802,619

Net assets at end of period	$49,973,286	$61,796,625	$5,675,490	$5,553,629	$8,270,632	$9,601,888

	2020	2019	2020	2019	2020	2019

Units, beginning of period	5,922,138	6,269,924	269,335	266,790	42,382	44,393

Units issued	5,326,142	3,158,645	35,961	18,011	1,204	3,010

Units redeemed	(6,475,676)	(3,506,431)	(48,886)	(15,466)	(4,736)	(5,021)

Units, end of period	4,772,604	5,922,138	256,410	269,335	38,850	42,382

See accompanying notes.

44 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series NAV		Science & Technology Trust Series I		Science & Technology Trust Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$224,246	$290,161	$-	$12,191	$-	$12,354

Expenses:

Mortality and expense risk and administrative charges	-	-	(44,173)	(34,576)	-	-

Net investment income (loss)	224,246	290,161	(44,173)	(22,385)	-	12,354

Realized gains (losses) on investments:

Capital gain distributions received	1,303,145	108,204	1,364,748	1,680,519	1,207,577	1,291,641

Net realized gain (loss)	(8,906)	635,178	581,115	275,683	1,185,199	47,147

Realized gains (losses)	1,294,239	743,382	1,945,863	1,956,202	2,392,776	1,338,788

Unrealized appreciation (depreciation) during the period	(2,617,769)	2,358,338	3,969,349	957,345	2,670,517	1,171,605

Net increase (decrease) in net assets from operations	(1,099,284)	3,391,881	5,871,039	2,891,162	5,063,293	2,522,747

Changes from principal transactions:

Purchase payments	296,588	370,682	93,995	61,623	327,803	302,060

Transfers between sub-accounts and the company	(2,209,578)	(113,796)	(88,950)	196,787	939,725	608,231

Transfers on general account policy loans	(10,999)	(3,986)	(1,573)	(9,722)	(25,074)	(11,339)

Withdrawals	(790,776)	(653,382)	(151,283)	(238,912)	(324,758)	(1,217,609)

Annual contract fee	(145,473)	(174,339)	(383,466)	(296,625)	(190,037)	(167,188)

Net increase (decrease) in net assets from principal transactions	(2,860,238)	(574,821)	(531,277)	(286,849)	727,659	(485,845)

Total increase (decrease) in net assets	(3,959,522)	2,817,060	5,339,762	2,604,313	5,790,952	2,036,902

Net assets at beginning of period	14,346,206	11,529,146	10,495,985	7,891,672	9,290,608	7,253,706

Net assets at end of period	$10,386,684	$14,346,206	$15,835,747	$10,495,985	$15,081,560	$9,290,608

	2020	2019	2020	2019	2020	2019

Units, beginning of period	70,696	73,556	156,118	160,836	154,096	166,136

Units issued	27,027	16,705	17,819	16,517	172,385	51,568

Units redeemed	(43,513)	(19,565)	(23,215)	(21,235)	(167,735)	(63,608)

Units, end of period	54,210	70,696	150,722	156,118	158,746	154,096

See accompanying notes.

45 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Select Bond Trust Series I		Select Bond Trust Series NAV		Short Term Government Income Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$99,559	$86,267	$44,544	$32,687	$46,215	$81,533

Expenses:

Mortality and expense risk and administrative charges	(12,902)	(18,298)	-	-	(11,472)	(12,370)

Net investment income (loss)	86,657	67,969	44,544	32,687	34,743	69,163

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	-	(2)

Net realized gain (loss)	34,157	(44,226)	15,277	(2,091)	(14,322)	(10,011)

Realized gains (losses)	34,157	(44,226)	15,277	(2,091)	(14,322)	(10,013)

Unrealized appreciation (depreciation) during the period	131,902	386,740	58,516	72,052	52,107	16,528

Net increase (decrease) in net assets from operations	252,716	410,483	118,337	102,648	72,528	75,678

Changes from principal transactions:

Purchase payments	10,603	11,803	81,814	141,536	82,246	49,084

Transfers between sub-accounts and the company	(201,212)	(3,127,366)	75,307	(35,856)	(2,123,408)	3,371,115

Transfers on general account policy loans	(26)	812	7,974	7,032	(72)	375

Withdrawals	(469)	(108,526)	(7,175)	(75,522)	(20,356)	(4,155)

Annual contract fee	(93,394)	(109,389)	(57,641)	(55,748)	(209,203)	(157,656)

Net increase (decrease) in net assets from principal transactions	(284,498)	(3,332,666)	100,279	(18,558)	(2,270,793)	3,258,763

Total increase (decrease) in net assets	(31,782)	(2,922,183)	218,616	84,090	(2,198,265)	3,334,441

Net assets at beginning of period	3,291,370	6,213,553	1,271,955	1,187,865	4,923,922	1,589,481

Net assets at end of period	$3,259,588	$3,291,370	$1,490,571	$1,271,955	$2,725,657	$4,923,922

	2020	2019	2020	2019	2020	2019

Units, beginning of period	262,554	537,193	97,771	99,532	451,725	152,384

Units issued	37,887	37,255	25,253	12,705	80,510	323,652

Units redeemed	(60,832)	(311,894)	(18,041)	(14,466)	(286,928)	(24,311)

Units, end of period	239,609	262,554	104,983	97,771	245,307	451,725

See accompanying notes.

46 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series NAV		Small Cap Index Trust Series I		Small Cap Index Trust Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$86,363	$86,615	$51,751	$53,199	$111,006	$91,903

Expenses:

Mortality and expense risk and administrative charges	-	-	(14,881)	(21,724)	-	-

Net investment income (loss)	86,363	86,615	36,870	31,475	111,006	91,903

Realized gains (losses) on investments:

Capital gain distributions received	-	(1)	268,660	556,190	557,778	824,218

Net realized gain (loss)	43,535	(26,573)	(92,581)	(151,717)	(890,589)	(306,374)

Realized gains (losses)	43,535	(26,574)	176,079	404,473	(332,811)	517,844

Unrealized appreciation (depreciation) during the period	21,403	96,150	453,046	697,061	1,873,050	1,423,967

Net increase (decrease) in net assets from operations	151,301	156,191	665,995	1,133,009	1,651,245	2,033,714

Changes from principal transactions:

Purchase payments	29,302	43,642	8,717	8,749	76,499	287,879

Transfers between sub-accounts and the company	261,472	341,951	(131,400)	(2,255,718)	(862,799)	(113,982)

Transfers on general account policy loans	-	-	-	188	(38,129)	(5,668)

Withdrawals	(475,677)	(644,711)	(149,872)	(14,001)	(558,681)	(1,644,171)

Annual contract fee	(59,789)	(53,604)	(41,310)	(75,551)	(139,805)	(156,950)

Net increase (decrease) in net assets from principal transactions	(244,692)	(312,722)	(313,865)	(2,336,333)	(1,522,915)	(1,632,892)

Total increase (decrease) in net assets	(93,391)	(156,531)	352,130	(1,203,324)	128,330	400,822

Net assets at beginning of period	5,166,181	5,322,712	4,270,074	5,473,398	9,278,833	8,878,011

Net assets at end of period	$5,072,790	$5,166,181	$4,622,204	$4,270,074	$9,407,163	$9,278,833

	2020	2019	2020	2019	2020	2019

Units, beginning of period	455,948	485,904	97,502	155,055	243,880	291,837

Units issued	163,299	147,884	1,810	6,319	105,611	39,694

Units redeemed	(187,292)	(177,840)	(10,578)	(63,872)	(142,274)	(87,651)

Units, end of period	431,955	455,948	88,734	97,502	207,217	243,880

See accompanying notes.

47 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series NAV		Small Cap Stock Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$73,721	$48,726	$3,039	$1,536	$-	$-

Expenses:

Mortality and expense risk and administrative charges	(64,133)	(75,516)	-	-	(6,638)	(7,015)

Net investment income (loss)	9,588	(26,790)	3,039	1,536	(6,638)	(7,015)

Realized gains (losses) on investments:

Capital gain distributions received	609,430	1,033,728	23,546	28,449	171,495	400,383

Net realized gain (loss)	(506,729)	(313,900)	(23,973)	(42,121)	(12,773)	55,251

Realized gains (losses)	102,701	719,828	(427)	(13,672)	158,722	455,634

Unrealized appreciation (depreciation) during the period	765,440	2,018,523	55,952	93,163	475,092	(41,718)

Net increase (decrease) in net assets from operations	877,729	2,711,561	58,564	81,027	627,176	406,901

Changes from principal transactions:

Purchase payments	305,581	338,840	35,628	43,808	4,429	4,302

Transfers between sub-accounts and the company	(202,502)	(241,826)	(31,930)	42,515	(40,887)	(76,369)

Transfers on general account policy loans	29,526	(23,900)	(26)	(33)	(122)	82

Withdrawals	(388,157)	(588,050)	610	(120,084)	(67,009)	(37,846)

Annual contract fee	(757,093)	(809,657)	(9,571)	(13,077)	(72,531)	(69,314)

Net increase (decrease) in net assets from principal transactions	(1,012,645)	(1,324,593)	(5,289)	(46,871)	(176,120)	(179,145)

Total increase (decrease) in net assets	(134,916)	1,386,968	53,275	34,156	451,056	227,756

Net assets at beginning of period	12,842,730	11,455,762	365,032	330,876	1,403,774	1,176,018

Net assets at end of period	$12,707,814	$12,842,730	$418,307	$365,032	$1,854,830	$1,403,774

	2020	2019	2020	2019	2020	2019

Units, beginning of period	264,607	294,387	13,764	15,670	34,812	40,024

Units issued	3,339	2,093	5,104	6,133	6,049	8,341

Units redeemed	(28,138)	(31,873)	(4,519)	(8,039)	(10,461)	(13,553)

Units, end of period	239,808	264,607	14,349	13,764	30,400	34,812

See accompanying notes.

48 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series NAV		Small Cap Value Trust Series I		Small Cap Value Trust Series NAV

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$-	$-	$8,930	$4,668	$70,824	$47,934

Expenses:

Mortality and expense risk and administrative charges	-	-	(2,733)	(3,209)	-	-

Net investment income (loss)	-	-	6,197	1,459	70,824	47,934

Realized gains (losses) on investments:

Capital gain distributions received	422,298	620,615	99,142	56,745	750,839	512,665

Net realized gain (loss)	(21,504)	39,566	(104,186)	(58,802)	(1,589,933)	(254,659)

Realized gains (losses)	400,794	660,181	(5,044)	(2,057)	(839,094)	258,006

Unrealized appreciation (depreciation) during the period	1,143,122	3,782	(36,338)	165,710	365,318	1,400,431

Net increase (decrease) in net assets from operations	1,543,916	663,963	(35,185)	165,112	(402,952)	1,706,371

Changes from principal transactions:

Purchase payments	98,411	179,955	2,200	1,725	264,718	241,308

Transfers between sub-accounts and the company	842,827	(19,198)	198,698	89,806	(543,352)	575,640

Transfers on general account policy loans	(116)	(526)	-	-	1,754	4,731

Withdrawals	(185,852)	(7,598)	(129)	(39,432)	(500,844)	(178,478)

Annual contract fee	(70,515)	(62,525)	(26,753)	(26,840)	(83,949)	(105,361)

Net increase (decrease) in net assets from principal transactions	684,755	90,108	174,016	25,259	(861,673)	537,840

Total increase (decrease) in net assets	2,228,671	754,071	138,831	190,371	(1,264,625)	2,244,211

Net assets at beginning of period	2,496,364	1,742,293	826,185	635,814	8,609,810	6,365,599

Net assets at end of period	$4,725,035	$2,496,364	$965,016	$826,185	$7,345,185	$8,609,810

	2020	2019	2020	2019	2020	2019

Units, beginning of period	49,236	47,456	25,157	24,550	89,324	83,621

Units issued	23,435	6,825	14,716	7,452	45,728	19,624

Units redeemed	(11,209)	(5,045)	(8,300)	(6,845)	(53,392)	(13,921)

Units, end of period	61,462	49,236	31,573	25,157	81,660	89,324

See accompanying notes.

49 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Company Value Trust Series I		Small Company Value Trust Series NAV		Strategic Income Opportunities Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$4,459	$18,269	$5,225	$12,670	$21,764	$49,976

Expenses:

Mortality and expense risk and administrative charges	(5,477)	(7,289)	-	-	(4,538)	(6,639)

Net investment income (loss)	(1,018)	10,980	5,225	12,670	17,226	43,337

Realized gains (losses) on investments:

Capital gain distributions received	102,227	1,024,476	102,909	669,468	-	-

Net realized gain (loss)	(469,605)	(136,715)	(187,390)	(91,185)	(15,125)	(11,386)

Realized gains (losses)	(367,378)	887,761	(84,481)	578,283	(15,125)	(11,386)

Unrealized appreciation (depreciation) during the period	470,355	(415,044)	325,409	(303,856)	85,217	184,659

Net increase (decrease) in net assets from operations	101,959	483,697	246,153	287,097	87,318	216,610

Changes from principal transactions:

Purchase payments	14,230	16,972	61,598	114,792	18,067	23,434

Transfers between sub-accounts and the company	(375,020)	(320,773)	135,442	65,276	(461,985)	(626,414)

Transfers on general account policy loans	(864)	(838)	2,022	(5,309)	-	472

Withdrawals	(17,715)	(37,914)	(3,094)	(17,169)	(42,456)	(102,674)

Annual contract fee	(52,398)	(76,156)	(37,733)	(28,519)	(59,469)	(80,979)

Net increase (decrease) in net assets from principal transactions	(431,767)	(418,709)	158,235	129,071	(545,843)	(786,161)

Total increase (decrease) in net assets	(329,808)	64,988	404,388	416,168	(458,525)	(569,551)

Net assets at beginning of period	2,210,763	2,145,775	1,477,754	1,061,586	1,746,163	2,315,714

Net assets at end of period	$1,880,955	$2,210,763	$1,882,142	$1,477,754	$1,287,638	$1,746,163

	2020	2019	2020	2019	2020	2019

Units, beginning of period	45,971	55,895	42,437	38,304	60,088	87,920

Units issued	3,722	857	11,257	7,501	3,376	6,991

Units redeemed	(13,840)	(10,781)	(4,222)	(3,368)	(22,644)	(34,823)

Units, end of period	35,853	45,971	49,472	42,437	40,820	60,088

See accompanying notes.

50 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series NAV		Total Bond Market Series Trust NAV		Total Stock Market Index Trust Series I

	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$77,622	$142,618	$593,384	$562,161	$99,780	$81,672

Expenses:

Mortality and expense risk and administrative charges	-	-	-	-	(15,084)	(19,241)

Net investment income (loss)	77,622	142,618	593,384	562,161	84,696	62,431

Realized gains (losses) on investments:

Capital gain distributions received	-	-	-	-	497,620	446,462

Net realized gain (loss)	1,937	(8,735)	1,207,511	232,220	97,930	471,752

Realized gains (losses)	1,937	(8,735)	1,207,511	232,220	595,550	918,214

Unrealized appreciation (depreciation) during the period	304,998	398,887	(172,243)	973,521	432,902	449,133

Net increase (decrease) in net assets from operations	384,557	532,770	1,628,652	1,767,902	1,113,148	1,429,778

Changes from principal transactions:

Purchase payments	402,289	339,447	155,077	115,865	20,502	23,700

Transfers between sub-accounts and the company	(362,562)	(490,611)	1,810,690	3,419,907	1,396,472	(3,367,018)

Transfers on general account policy loans	2,614	(3,668)	7,381	6,032	1,283	234

Withdrawals	(694,213)	(41,771)	(1,187,138)	(2,229,716)	(56,349)	(38,480)

Annual contract fee	(101,336)	(104,930)	(233,095)	(257,807)	(60,497)	(89,637)

Net increase (decrease) in net assets from principal transactions	(753,208)	(301,533)	552,915	1,054,281	1,301,411	(3,471,201)

Total increase (decrease) in net assets	(368,651)	231,237	2,181,567	2,822,183	2,414,559	(2,041,423)

Net assets at beginning of period	5,209,627	4,978,390	22,815,282	19,993,099	4,223,942	6,265,365

Net assets at end of period	$4,840,976	$5,209,627	$24,996,849	$22,815,282	$6,638,501	$4,223,942

	2020	2019	2020	2019	2020	2019

Units, beginning of period	229,226	243,138	841,869	798,955	113,912	219,468

Units issued	44,900	19,109	589,626	377,716	43,622	23,860

Units redeemed	(77,975)	(33,021)	(572,558)	(334,802)	(10,555)	(129,416)

Units, end of period	196,151	229,226	858,937	841,869	146,979	113,912

See accompanying notes.

51 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Stock Market Index Trust Series NAV		Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series NAV
	2020	2019	2020	2019	2020	2019

Income:

Dividend distributions received	$90,493	$105,658	$37	$43	$18,069	$16,746

Expenses:

Mortality and expense risk and administrative charges	-	-	(13)	(15)	-	-

Net investment income (loss)	90,493	105,658	24	28	18,069	16,746

Realized gains (losses) on investments:

Capital gain distributions received	439,753	433,295	-	-	-	-

Net realized gain (loss)	65,244	17,273	(16)	(19)	(3,168)	(601)

Realized gains (losses)	504,997	450,568	(16)	(19)	(3,168)	(601)

Unrealized appreciation (depreciation) during the period	281,776	1,094,319	9	54	(922)	9,463

Net increase (decrease) in net assets from operations	877,266	1,650,545	17	63	13,979	25,608

Changes from principal transactions:

Purchase payments	550,836	681,410	-	-	16,094	7,111

Transfers between sub-accounts and the company	(2,264,630)	(147,153)	-	-	23,192	215,748

Transfers on general account policy loans	(43,574)	-	-	-	(47)	829

Withdrawals	(168,398)	(835,536)	-	-	-	(11,431)

Annual contract fee	(118,817)	(116,170)	(427)	(465)	(27,887)	(27,568)

Net increase (decrease) in net assets from principal transactions	(2,044,583)	(417,449)	(427)	(465)	11,352	184,689

Total increase (decrease) in net assets	(1,167,317)	1,233,096	(410)	(402)	25,331	210,297

Net assets at beginning of period	7,141,943	5,908,847	2,306	2,708	907,925	697,628

Net assets at end of period	$5,974,626	$7,141,943	$1,896	$2,306	$933,256	$907,925

	2020	2019	2020	2019	2020	2019

Units, beginning of period	54,287	58,253	227	274	85,043	67,356

Units issued	10,059	10,459	-	-	21,057	21,529

Units redeemed	(26,969)	(14,425)	(42)	(47)	(20,073)	(3,842)

Units, end of period	37,377	54,287	185	227	86,027	85,043

See accompanying notes.

52 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

1. Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 90 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 3 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company.     Sub-accounts that invest in Portfolios of the Trust may offer 2 classes of units to fund Contracts issued by the Company. These classes, Series I and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

53 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

The Company’s results and operations have been and may continue to be adversely impacted by the COVID-19 pandemic and the recent economic downturn. The adverse effects include but are not limited to significant volatility in equity markets and decline in interest rates, increase in credit risk, strain on commodity markets, foreign currency exchange rate volatility, increases in insurance claims, persistency and redemptions, and disruption of business operations. The breadth and depth of these events and how long they will continue have introduced additional uncertainty around estimates used in determining the carrying value of certain assets and liabilities included in these financial statements.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2020.

54 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS

December 31, 2020

3. Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return.    Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2020, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4. Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company . Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors , LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

55 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

5. Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.
•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.
•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2020. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2020:

	Level 1	Level 2	Level 3	Total

Mutual Funds

Affiliated	$847,794,157	-	-	847,794,157

Non Affiliated	$6,182,567	-	-	6,182,567

Total	$853,976,724	-	-	853,976,724

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2020.

56 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2020 were as follows:

Sub-Account	Purchases	Sales
500 Index Fund Series NAV	$22,069,492	$32,350,475
Active Bond Trust Series I	168,641	207,846
Active Bond Trust Series NAV	529,902	385,018
American Asset Allocation Trust Series I	3,019,583	976,821
American Global Growth Trust Series I	419,725	444,802
American Growth Trust Series I	5,614,377	5,877,073
American Growth-Income Trust Series I	2,288,171	2,096,944
American International Trust Series I	2,187,856	3,109,001
Blue Chip Growth Trust Series I	3,454,736	1,844,166
Blue Chip Growth Trust Series NAV	35,456,297	27,548,544
Capital Appreciation Trust Series I	1,503,360	1,673,315
Capital Appreciation Trust Series NAV	540,958	684,863
Capital Appreciation Value Trust Series I	144,417	160,942
Capital Appreciation Value Trust Series NAV	428,535	76,413
Core Bond Trust Series I	1,177,830	931,299
Core Bond Trust Series NAV	25,727,139	10,205,088
Emerging Markets Value Trust Series I	26,019	137,518
Emerging Markets Value Trust Series NAV	1,053,742	837,760
Equity Income Trust Series I	1,253,530	1,478,984
Equity Income Trust Series NAV	7,705,874	29,882,350
Financial Industries Trust Series I	212,088	268,032
Financial Industries Trust Series NAV	104,128	84,846
Fundamental All Cap Core Trust Series I	71,511	146,317
Fundamental All Cap Core Trust Series NAV	690,713	844,683
Fundamental Large Cap Value Trust Series I	312,065	467,765
Fundamental Large Cap Value Trust Series NAV	4,391,759	6,449,426
Opportunistic Fixed Income Trust Series I	710,505	896,685
Opportunistic Fixed Income Trust Series NAV	2,978,978	4,296,217
Global Trust Series I	267,241	395,709
Global Trust Series NAV	400,496	412,907
Health Sciences Trust Series I	898,165	633,434
Health Sciences Trust Series NAV	2,095,522	1,287,950
High Yield Trust Series I	436,144	538,072
High Yield Trust Series NAV	483,817	323,959
International Equity Index Series I	1,287,939	659,519
International Equity Index Series NAV	11,168,833	10,368,994
International Small Company Trust Series I	93,250	114,104
International Small Company Trust Series NAV	240,326	218,392
Disciplined Value International Trust Series I	733,216	476,947
Disciplined Value International Trust Series NAV	494,514	2,128,103
Investment Quality Bond Trust Series I	207,751	437,988
Investment Quality Bond Trust Series NAV	724,598	538,146
Lifestyle Balanced Portfolio Series NAV	3,910	976
Lifestyle Conservative Portfolio Series NAV	222,584	4,207
Lifestyle Growth Portfolio Series I	128,180	303,246
Lifestyle Growth Portfolio Series NAV Lifestyle	301,109	838,272
Moderate Portfolio Series NAV	33,728	3,424
M Capital Appreciation	89,836	63,317
M Large Cap Growth	2	0

57 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

6. Purchases and Sales of Investments (continued):

Sub-Account	Purchases	Sales
Managed Volatility Aggressive Portfolio Series I	$352,742	$154,718
Managed Volatility Aggressive Portfolio Series NAV	1,069,046	1,182,866
Managed Volatility Balanced Portfolio Series I	784,140	939,584
Managed Volatility Balanced Portfolio Series NAV	2,320,975	1,128,323
Managed Volatility Conservative Portfolio Series I	249,418	280,664
Managed Volatility Conservative Portfolio Series NAV	3,027,807	1,883,692
Managed Volatility Growth Portfolio Series I	670,771	737,148
Managed Volatility Growth Portfolio Series NAV	3,956,171	2,992,901
Managed Volatility Moderate Portfolio Series I	444,169	469,511
Managed Volatility Moderate Portfolio Series NAV	1,215,793	888,919
Mid Cap Index Trust Series I	2,020,003	1,921,902
Mid Cap Index Trust Series NAV	4,762,616	5,382,774
Mid Cap Stock Trust Series I	1,123,884	658,934
Mid Cap Stock Trust Series NAV	10,084,768	4,910,447
Mid Value Trust Series I	313,589	773,432
Mid Value Trust Series NAV	5,532,965	6,525,091
Money Market Trust Series I	9,878,351	5,097,241
Money-Market Trust Series NAV	55,897,065	67,720,404
PIMCO All Asset	928,396	997,152
Real Estate Securities Trust Series I	1,383,195	972,832
Real Estate Securities Trust Series NAV	6,151,610	7,484,457
Science & Technology Trust Series I	2,625,987	1,836,688
Science & Technology Trust Series NAV	13,796,383	11,861,145
Select Bond Trust Series I	599,003	796,843
Select Bond Trust Series NAV	392,722	247,898
Short Term Government Income Trust Series I	934,743	3,170,793
Short Term Government Income Trust Series NAV	1,996,110	2,154,438
Small Cap Index Trust Series I	387,696	396,031
Small Cap Index Trust Series NAV	4,201,744	5,055,877
Small Cap Opportunities Trust Series I	807,670	1,201,296
Small Cap Opportunities Trust Series NAV	140,953	119,658
Small Cap Stock Trust Series I	433,124	444,386
Small Cap Stock Trust Series NAV	1,704,970	597,917
Small Cap Value Trust Series I	483,720	204,364
Small Cap Value Trust Series NAV	4,013,818	4,053,829
Small Company Value Trust Series I	253,030	583,588
Small Company Value Trust Series NAV	385,865	119,495
Strategic Income Opportunities Trust Series I	117,386	646,002
Strategic Income Opportunities Trust Series NAV	1,092,562	1,768,148
Total Bond Market Series Trust NAV	17,289,673	16,143,375
Total Stock Market Index Trust Series I	2,270,206	386,478
Total Stock Market Index Trust Series NAV	1,873,832	3,388,168
Ultra Short Term Bond Trust Series I	37	440
Ultra Short Term Bond Trust Series NAV	244,093	214,672

58 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values

A summary of unit values and units outstanding for variable life contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

500 Index Fund Series NAV(*)	2020	1,437	$ 86.62 to $ 48.51	$ 95,867	0.70 % to 0.00%	1.83%	18.14 % to 17.31%
	2019	1,647	73.32 to 41.36	94,354	0.70 to 0.00	1.75	31.16 to 30.24
	2018	1,733	55.90 to 31.75	77,745	0.70 to 0.00	1.37	-4.64 to -5.32
	2017	1,888	58.62 to 33.53	89,400	0.70 to 0.00	1.69	21.54 to 20.70
	2016	2,089	48.23 to 27.78	82,800	0.70 to 0.00	1.84	11.64 to 10.86

Active Bond Trust Series I(*)	2020	25	27.35 to 25.49	646	0.65 to 0.20	2.77	8.59 to 8.09
	2019	27	25.19 to 23.59	648	0.65 to 0.20	2.62	9.04 to 8.55
	2018	30	23.10 to 21.73	675	0.65 to 0.20	3.13	-0.80 to -1.25
	2017	34	23.29 to 22.00	763	0.65 to 0.20	4.13	4.63 to 4.16
	2016	28	22.26 to 21.12	586	0.65 to 0.20	3.60	4.14 to 3.66

Active Bond Trust Series NAV(*)	2020	15	92.17 to 92.17	1,363	0.00 to 0.00	2.97	8.73 to 8.73
	2019	14	84.77 to 84.77	1,157	0.00 to 0.00	2.64	9.29 to 9.29
	2018	17	77.56 to 77.56	1,357	0.00 to 0.00	3.48	-0.55 to -0.55
	2017	14	77.99 to 77.99	1,068	0.00 to 0.00	4.02	4.89 to 4.89
	2016	7	74.36 to 74.36	518	0.00 to 0.00	4.10	4.50 to 4.50

American Asset Allocation Trust Series I(*)	2020	532	24.97 to 22.85	12,616	0.70 to 0.00	1.44	12.02 to 11.24
	2019	509	22.29 to 20.54	10,754	0.70 to 0.00	1.22	20.78 to 19.94
	2018	604	18.46 to 17.12	10,661	0.70 to 0.00	1.64	-4.91 to -5.57
	2017	630	19.41 to 18.13	11,728	0.70 to 0.00	1.26	15.79 to 14.99
	2016	563	16.76 to 15.77	9,005	0.70 to 0.00	1.27	8.99 to 8.23

American Global Growth Trust Series I(*)	2020	78	32.61 to 30.53	2,520	0.65 to 0.00	0.07	29.96 to 29.11
	2019	86	25.09 to 23.64	2,136	0.65 to 0.00	0.74	34.71 to 33.84
	2018	39	18.63 to 17.67	728	0.65 to 0.00	0.68	-9.37 to -9.96
	2017	32	20.55 to 19.62	660	0.65 to 0.00	0.24	30.92 to 30.06
	2016	30	15.70 to 15.09	469	0.65 to 0.00	1.02	0.29 to -0.36

American Growth Trust Series I(*)	2020	303	82.85 to 61.65	19,328	0.65 to 0.00	0.08	51.52 to 50.54
	2019	354	55.03 to 40.69	14,830	0.65 to 0.00	0.79	30.30 to 29.46
	2018	381	42.51 to 31.23	12,294	0.65 to 0.00	0.33	-0.66 to -1.30
	2017	472	43.07 to 31.43	15,257	0.65 to 0.00	0.38	27.86 to 27.04
	2016	537	33.90 to 24.58	13,960	0.65 to 0.00	0.41	9.08 to 8.37

American Growth-Income Trust Series I(*)	2020	239	50.28 to 38.08	11,160	0.70 to 0.00	1.32	13.11 to 12.32
	2019	269	44.77 to 33.66	11,172	0.70 to 0.00	1.56	25.70 to 24.82
	2018	280	35.87 to 26.78	9,361	0.70 to 0.00	1.10	-2.18 to -2.87
	2017	414	36.92 to 27.38	13,401	0.70 to 0.00	1.06	22.03 to 21.18
	2016	486	30.47 to 22.44	13,415	0.70 to 0.00	1.72	11.10 to 10.33

American International Trust Series I(*)	2020	254	44.64 to 28.41	7,437	0.65 to 0.00	0.35	13.56 to 12.82
	2019	284	39.57 to 25.02	7,881	0.65 to 0.00	0.99	22.40 to 21.61
	2018	268	32.54 to 20.44	6,118	0.65 to 0.00	2.46	-13.46 to -14.02
	2017	306	37.84 to 23.62	7,988	0.65 to 0.00	0.53	31.65 to 30.80
	2016	776	28.93 to 17.94	14,938	0.65 to 0.00	0.97	3.12 to 2.45

Blue Chip Growth Trust Series I(*)	2020	123	127.50 to 115.37	14,630	0.70 to 0.20	0.00	34.03 to 33.36
	2019	124	95.13 to 86.50	11,092	0.70 to 0.20	0.00	29.53 to 28.89
	2018	137	73.44 to 67.11	9,434	0.70 to 0.20	0.02	1.77 to 1.26
	2017	142	72.16 to 66.28	9,564	0.70 to 0.20	0.07	36.01 to 35.33
	2016	153	53.06 to 48.98	7,724	0.70 to 0.20	0.01	0.61 to 0.11

Blue Chip Growth Trust Series NAV(*)	2020	272	332.65 to 332.65	90,642	0.00 to 0.00	0.00	34.40 to 34.40
	2019	285	247.50 to 247.50	70,621	0.00 to 0.00	0.01	29.83 to 29.83
	2018	318	190.64 to 190.64	60,594	0.00 to 0.00	0.04	2.03 to 2.03
	2017	366	186.84 to 186.84	68,329	0.00 to 0.00	0.11	36.34 to 36.34
	2016	394	137.04 to 137.04	54,032	0.00 to 0.00	0.06	0.85 to 0.85

Capital Appreciation Trust Series I(*)	2020	141	73.74 to 66.84	10,094	0.70 to 0.20	0.00	55.73 to 54.95
	2019	162	47.35 to 43.14	7,432	0.70 to 0.20	0.04	32.63 to 31.97
	2018	213	35.70 to 32.69	7,388	0.70 to 0.20	0.26	-1.00 to -1.50
	2017	244	36.06 to 33.18	8,566	0.70 to 0.20	0.06	36.26 to 35.58
	2016	274	26.47 to 24.48	7,058	0.70 to 0.20	0.00	-1.27 to -1.77

Capital Appreciation Trust Series NAV(*)	2020	53	75.55 to 75.55	4,010	0.00 to 0.00	0.00	56.29 to 56.29
	2019	63	48.34 to 48.34	3,025	0.00 to 0.00	0.04	32.88 to 32.88
	2018	58	36.38 to 36.38	2,100	0.00 to 0.00	0.38	-0.72 to -0.72
	2017	53	36.64 to 36.64	1,946	0.00 to 0.00	0.11	36.51 to 36.51
	2016	62	26.84 to 26.84	1,667	0.00 to 0.00	0.01	-1.00 to -1.00

Capital Appreciation Value Trust Series I(*)	2020	41	32.74 to 30.92	1,298	0.65 to 0.20	1.05	17.17 to 16.64
	2019	46	27.94 to 26.51	1,233	0.65 to 0.20	1.29	24.06 to 23.50
	2018	48	22.52 to 21.47	1,051	0.65 to 0.20	2.08	0.19 to -0.26
	2017	52	22.48 to 21.52	1,154	0.65 to 0.20	1.85	14.91 to 14.40
	2016	18	19.31 to 18.81	330	0.65 to 0.35	1.32	7.74 to 7.42

59 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Capital Appreciation Value Trust Series NAV(*)	2020	110	$ 33.74 to $ 33.74	$ 3,721	0.00 % to 0.00%	1.16%	17.41 % to 17.41%
	2019	109	28.74 to 28.74	3,131	0.00 to 0.00	1.50	24.44 to 24.44
	2018	105	23.09 to 23.09	2,416	0.00 to 0.00	2.24	0.45 to 0.45
	2017	102	22.99 to 22.99	2,356	0.00 to 0.00	1.53	15.13 to 15.13
	2016	95	19.97 to 19.97	1,900	0.00 to 0.00	2.04	8.19 to 8.19

Core Bond Trust Series I(*)	2020	388	24.46 to 22.80	9,294	0.65 to 0.20	2.34	8.42 to 7.92
	2019	385	22.56 to 21.13	8,520	0.65 to 0.20	2.45	8.10 to 7.62
	2018	382	20.87 to 19.63	7,855	0.65 to 0.20	2.54	-0.79 to -1.23
	2017	369	21.03 to 19.88	7,646	0.65 to 0.20	2.00	3.20 to 2.73
	2016	484	20.38 to 19.35	9,744	0.65 to 0.20	1.95	2.54 to 2.08

Core Bond Trust Series NAV(*)	2020	2,584	20.33 to 20.33	52,533	0.00 to 0.00	2.70	8.79 to 8.79
	2019	1,855	18.69 to 18.69	34,670	0.00 to 0.00	2.68	8.33 to 8.33
	2018	1,576	17.25 to 17.25	27,182	0.00 to 0.00	2.68	-0.54 to -0.54
	2017	1,480	17.35 to 17.35	25,673	0.00 to 0.00	2.30	3.47 to 3.47
	2016	1,270	16.76 to 16.76	21,287	0.00 to 0.00	2.15	2.73 to 2.73

Emerging Markets Value Trust Series I(*)	2020	55	17.26 to 16.23	940	0.65 to 0.20	2.41	3.35 to 2.88
	2019	63	16.70 to 15.78	1,051	0.65 to 0.20	3.07	10.71 to 10.21
	2018	127	15.09 to 14.31	1,904	0.65 to 0.20	2.71	-13.77 to -14.16
	2017	114	17.50 to 16.68	1,987	0.65 to 0.20	4.52	32.44 to 31.84
	2016	6	13.02 to 12.65	72	0.65 to 0.35	2.13	17.60 to 17.24

Emerging Markets Value Trust Series NAV(*)	2020	333	14.29 to 14.29	4,754	0.00 to 0.00	2.50	3.72 to 3.72
	2019	312	13.78 to 13.78	4,302	0.00 to 0.00	3.32	10.90 to 10.90
	2018	302	12.43 to 12.43	3,759	0.00 to 0.00	2.72	-13.48 to -13.48
	2017	285	14.36 to 14.36	4,086	0.00 to 0.00	2.38	32.67 to 32.67
	2016	126	10.83 to 10.83	1,368	0.00 to 0.00	2.42	18.09 to 18.09

Equity Income Trust Series I(*)	2020	116	63.69 to 57.62	7,053	0.70 to 0.20	2.96	0.81 to 0.31
	2019	133	63.17 to 57.45	8,012	0.70 to 0.20	2.15	26.09 to 25.46
	2018	141	50.10 to 45.79	6,780	0.70 to 0.20	1.85	-9.76 to -10.21
	2017	162	55.52 to 51.00	8,632	0.70 to 0.20	2.21	16.06 to 15.48
	2016	190	47.84 to 44.16	8,763	0.70 to 0.20	2.14	18.88 to 18.29

Equity Income Trust Series NAV(*)	2020	271	68.54 to 68.54	18,554	0.00 to 0.00	1.83	1.01 to 1.01
	2019	656	67.86 to 67.86	44,488	0.00 to 0.00	2.11	26.47 to 26.47
	2018	715	53.66 to 53.66	38,346	0.00 to 0.00	2.00	-9.52 to -9.52
	2017	785	59.30 to 59.30	46,533	0.00 to 0.00	2.47	16.28 to 16.28
	2016	730	51.00 to 51.00	37,229	0.00 to 0.00	2.26	19.18 to 19.18

Financial Industries Trust Series I(*)	2020	20	35.06 to 32.10	639	0.65 to 0.20	1.31	1.97 to 1.51
	2019	24	34.38 to 31.62	761	0.65 to 0.20	4.27	31.52 to 30.93
	2018	25	26.14 to 24.15	612	0.65 to 0.20	1.20	-14.66 to -15.05
	2017	28	30.63 to 28.43	821	0.65 to 0.20	1.03	15.05 to 14.54
	2016	35	26.63 to 24.82	888	0.65 to 0.20	1.31	19.13 to 18.60

Financial Industries Trust Series NAV(*)	2020	7	44.06 to 44.06	288	0.00 to 0.00	1.59	2.31 to 2.31
	2019	7	43.07 to 43.07	286	0.00 to 0.00	3.65	31.71 to 31.71
	2018	11	32.70 to 32.70	347	0.00 to 0.00	1.16	-14.38 to -14.38
	2017	10	38.19 to 38.19	379	0.00 to 0.00	1.32	15.29 to 15.29
	2016	9	33.13 to 33.13	300	0.00 to 0.00	1.30	19.47 to 19.47

Fundamental All Cap Core Trust Series I(*)	2020	2	76.15 to 70.34	135	0.65 to 0.20	0.27	26.62 to 26.05
	2019	3	60.14 to 55.80	175	0.65 to 0.20	0.45	36.17 to 35.56
	2018	4	44.17 to 41.16	193	0.65 to 0.20	0.36	-13.33 to -13.73
	2017	8	50.96 to 47.71	418	0.65 to 0.20	0.74	27.44 to 26.87
	2016	8	39.99 to 37.61	327	0.65 to 0.20	0.52	8.12 to 7.64

Fundamental All Cap Core Trust Series NAV(*)	2020	65	47.02 to 47.02	3,033	0.00 to 0.00	0.39	26.97 to 26.97
	2019	72	37.03 to 37.03	2,680	0.00 to 0.00	0.50	36.58 to 36.58
	2018	87	27.11 to 27.11	2,370	0.00 to 0.00	0.48	-13.16 to -13.16
	2017	88	31.22 to 31.22	2,761	0.00 to 0.00	0.92	27.77 to 27.77
	2016	59	24.44 to 24.44	1,446	0.00 to 0.00	0.70	8.40 to 8.40

Fundamental Large Cap Value Trust Series I(*)	2020	86	44.28 to 40.75	3,674	0.70 to 0.20	1.08	11.74 to 11.18
	2019	93	39.63 to 36.65	3,548	0.70 to 0.20	1.18	35.58 to 34.91
	2018	101	29.23 to 27.17	2,842	0.70 to 0.20	1.11	-17.20 to -17.61
	2017	108	35.30 to 32.98	3,699	0.70 to 0.20	1.51	17.20 to 16.62
.	2016	160	30.12 to 28.28	4,698	0.70 to 0.20	2.16	9.95 to 9.41

Fundamental Large Cap Value Trust Series NAV(*)	2020	227	32.34 to 32.34	7,351	0.00 to 0.00	1.03	12.01 to 12.01
	2019	315	28.87 to 28.87	9,106	0.00 to 0.00	1.23	35.97 to 35.97
	2018	305	21.23 to 21.23	6,469	0.00 to 0.00	1.18	-17.03 to -17.03
	2017	320	25.59 to 25.59	8,185	0.00 to 0.00	1.72	17.54 to 17.54
	2016	317	21.77 to 21.77	6,911	0.00 to 0.00	2.58	10.21 to 10.21

60 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Opportunistic Fixed Income	2020	42	$ 36.98 to $ 33.47	$ 1,538	0.70 % to 0.20%	3.24%	13.56 % to 13.00%
Trust Series I(*)	2019	50	32.56 to 29.62	1,543	0.70 to 0.20	6.61	6.16 to 5.63
	2018	36	30.67 to 28.04	1,065	0.70 to 0.20	2.71	-2.10 to -2.58
	2017	34	31.33 to 28.78	1,015	0.70 to 0.20	2.36	8.54 to 8.00
	2016	36	28.86 to 26.65	1,015	0.70 to 0.20	0.00	2.85 to 2.33

Opportunistic Fixed Income Trust	2020	238	39.68 to 39.68	9,444	0.00 to 0.00	3.78	13.90 to 13.90
Series NAV(*)	2019	284	34.84 to 34.84	9,911	0.00 to 0.00	6.38	6.37 to 6.37
	2018	282	32.75 to 32.75	9,227	0.00 to 0.00	2.70	-1.74 to -1.74
	2017	271	33.33 to 33.33	9,043	0.00 to 0.00	2.29	8.71 to 8.71
	2016	213	30.66 to 30.66	6,545	0.00 to 0.00	0.00	3.15 to 3.15

Global Trust Series I(*)	2020	41	38.56 to 34.88	1,439	0.70 to 0.20	1.32	6.38 to 5.85
	2019	46	36.24 to 32.95	1,522	0.70 to 0.20	2.08	15.81 to 15.23
	2018	52	31.30 to 28.60	1,515	0.70 to 0.20	1.53	-14.67 to -15.09
	2017	76	36.67 to 33.68	2,608	0.70 to 0.20	1.97	18.64 to 18.05
	2016	75	30.91 to 28.53	2,158	0.70 to 0.20	4.37	9.25 to 8.70

Global Trust Series NAV(*)	2020	144	22.30 to 22.30	3,218	0.00 to 0.00	1.36	6.71 to 6.71
	2019	147	20.90 to 20.90	3,069	0.00 to 0.00	2.34	16.06 to 16.06
	2018	131	18.01 to 18.01	2,358	0.00 to 0.00	1.91	-14.42 to -14.42
	2017	123	21.04 to 21.04	2,579	0.00 to 0.00	2.00	18.90 to 18.90
	2016	115	17.70 to 17.70	2,032	0.00 to 0.00	4.62	9.46 to 9.46

Health Sciences Trust Series I(*)	2020	49	140.55 to 128.65	6,633	0.65 to 0.20	0.00	26.91 to 26.34
	2019	52	110.75 to 101.82	5,558	0.65 to 0.20	0.00	28.42 to 27.85
	2018	61	86.24 to 79.65	5,104	0.65 to 0.20	0.00	0.48 to 0.03
	2017	62	85.82 to 79.62	5,158	0.65 to 0.20	0.00	27.25 to 26.68
	2016	67	67.44 to 62.85	4,375	0.65 to 0.20	0.06	-10.75 to -11.15

Health Sciences Trust Series NAV(*)	2020	79	114.29 to 114.29	8,980	0.00 to 0.00	0.00	27.26 to 27.26
	2019	80	89.80 to 89.80	7,141	0.00 to 0.00	0.00	28.67 to 28.67
	2018	82	69.79 to 69.79	5,691	0.00 to 0.00	0.00	0.76 to 0.76
	2017	95	69.27 to 69.27	6,555	0.00 to 0.00	0.00	27.61 to 27.61
	2016	93	54.28 to 54.28	5,051	0.00 to 0.00	0.11	-10.54 to -10.54

High Yield Trust Series I(*)	2020	64	40.84 to 36.97	2,513	0.70 to 0.20	6.25	5.60 to 5.07
	2019	71	38.67 to 35.18	2,626	0.70 to 0.20	5.48	15.43 to 14.85
	2018	78	33.50 to 30.63	2,523	0.70 to 0.20	5.76	-3.21 to -3.69
	2017	89	34.61 to 31.81	2,979	0.70 to 0.20	5.79	7.28 to 6.75
	2016	114	32.27 to 29.80	3,561	0.70 to 0.20	7.03	16.03 to 15.45

High Yield Trust Series NAV(*)	2020	100	28.85 to 28.85	2,885	0.00 to 0.00	6.56	5.77 to 5.77
	2019	100	27.28 to 27.28	2,729	0.00 to 0.00	5.91	15.99 to 15.99
	2018	86	23.52 to 23.52	2,011	0.00 to 0.00	6.89	-3.02 to -3.02
	2017	67	24.25 to 24.25	1,622	0.00 to 0.00	4.30	7.46 to 7.46
	2016	124	22.57 to 22.57	2,802	0.00 to 0.00	6.85	16.56 to 16.56

International Equity Index Series I(*)	2020	545	16.44 to 15.86	8,848	0.65 to 0.20	2.57	10.42 to 9.93
	2019	519	14.89 to 14.42	7,618	0.65 to 0.20	2.29	21.13 to 20.59
	2018	608	12.30 to 11.96	7,383	0.65 to 0.20	2.26	-14.27 to -14.66
	2017	651	14.34 to 14.02	9,241	0.65 to 0.20	2.46	27.05 to 26.49
	2016	498	11.29 to 11.08	5,569	0.65 to 0.20	2.47	4.24 to 3.77

International Equity Index Series NAV(*)	2020	476	65.78 to 65.78	31,346	0.00 to 0.00	2.61	10.76 to 10.76
	2019	476	59.39 to 59.39	28,299	0.00 to 0.00	3.08	21.44 to 21.44
	2018	311	48.91 to 48.91	15,197	0.00 to 0.00	2.43	-14.10 to -14.10
	2017	304	56.94 to 56.94	17,323	0.00 to 0.00	2.37	27.45 to 27.45
	2016	252	44.68 to 44.68	11,245	0.00 to 0.00	2.78	4.43 to 4.43

International Small Company Trust Series I(*)	2020	26	21.28 to 20.13	527	0.70 to 0.20	2.09	8.15 to 7.61
	2019	28	19.67 to 18.71	526	0.70 to 0.20	2.20	22.36 to 21.75
	2018	28	16.08 to 15.37	435	0.70 to 0.20	1.47	-20.26 to -20.66
	2017	44	20.16 to 19.37	854	0.70 to 0.20	1.44	29.20 to 28.56
	2016	33	15.61 to 15.06	497	0.70 to 0.20	1.86	4.69 to 4.17

International Small Company Trust Series NAV(*)	2020	78	21.89 to 21.89	1,712	0.00 to 0.00	2.23	8.41 to 8.41
	2019	78	20.19 to 20.19	1,565	0.00 to 0.00	2.34	22.71 to 22.71
	2018	74	16.45 to 16.45	1,216	0.00 to 0.00	1.17	-20.07 to -20.07
	2017	80	20.59 to 20.59	1,648	0.00 to 0.00	1.69	29.59 to 29.59
	2016	57	15.89 to 15.89	904	0.00 to 0.00	1.97	4.95 to 4.95

Disciplined Value International Trust Series I(*)	2020	175	27.19 to 24.60	4,593	0.70 to 0.20	2.25	3.07 to 2.55
	2019	165	26.38 to 23.99	4,222	0.70 to 0.20	2.75	12.10 to 11.55
	2018	188	23.54 to 21.51	4,299	0.70 to 0.20	2.28	-15.20 to -15.63
	2017	231	27.75 to 25.49	6,222	0.70 to 0.20	1.84	16.91 to 16.32
	2016	245	23.74 to 21.91	5,665	0.70 to 0.20	2.83	12.02 to 11.46

61 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Disciplined Value International Trust	2020	183	$ 18.50 to $ 18.50	$ 3,393	0.00 % to 0.00%	1.90%	3.27 % to 3.27%
Series NAV(*)	2019	289	17.92 to 17.92	5,181	0.00 to 0.00	2.89	12.40 to 12.40
	2018	326	15.94 to 15.94	5,192	0.00 to 0.00	2.53	-14.96 to -14.96
	2017	385	18.75 to 18.75	7,215	0.00 to 0.00	2.01	17.25 to 17.25
	2016	345	15.99 to 15.99	5,518	0.00 to 0.00	2.38	12.20 to 12.20

Investment Quality Bond Trust Series I(*)	2020	101	40.77 to 36.89	3,938	0.70 to 0.20	2.24	9.15 to 8.60
	2019	109	37.35 to 33.97	3,904	0.70 to 0.20	2.36	9.15 to 8.60
	2018	130	34.22 to 31.28	4,279	0.70 to 0.20	2.68	-1.02 to -1.51
	2017	139	34.57 to 31.76	4,608	0.70 to 0.20	2.62	4.39 to 3.88
	2016	147	33.12 to 30.57	4,666	0.70 to 0.20	2.20	4.09 to 3.56

Investment Quality Bond Trust Series NAV(*)	2020	45	20.59 to 20.59	934	0.00 to 0.00	2.89	9.45 to 9.45
	2019	37	18.81 to 18.81	696	0.00 to 0.00	2.47	9.35 to 9.35
	2018	42	17.20 to 17.20	727	0.00 to 0.00	3.02	-0.67 to -0.67
	2017	47	17.32 to 17.32	822	0.00 to 0.00	2.73	4.67 to 4.67
	2016	44	16.55 to 16.55	729	0.00 to 0.00	2.42	4.26 to 4.26

Lifestyle Balanced Portfolio Series NAV(*)	2020	1	16.26 to 16.26	15	0.00 to 0.00	3.00	12.68 to 12.68
	2019	1	14.43 to 14.43	11	0.00 to 0.00	2.40	17.89 to 17.89
	2018	1	12.24 to 12.24	7	0.00 to 0.00	10.50	-3.29 to -3.29

Lifestyle Conservative Portfolio Series NAV(*)	2020 (e)	16	14.49 to 14.49	231	0.00 to 0.00	4.53	10.81 to 10.81

Lifestyle Growth Portfolio Series I(*)	2020	58	15.12 to 14.93	877	0.65 to 0.35	2.50	13.19 to 12.84
	2019	77	13.36 to 13.23	1,029	0.65 to 0.35	4.98	21.03 to 20.68
	2018	10	10.96 to 10.96	108	0.65 to 0.65	1.45	-6.73 to -6.73
	2017	28	11.75 to 11.75	324	0.65 to 0.65	2.93	15.37 to 15.37
	2016	1	10.19 to 10.19	9	0.65 to 0.65	9.65	1.87 to 1.87

Lifestyle Growth Portfolio Series NAV(*)	2020	169	17.46 to 17.46	2,958	0.00 to 0.00	2.33	13.64 to 13.64
	2019	219	15.37 to 15.37	3,367	0.00 to 0.00	2.09	21.52 to 21.52
	2018	198	12.64 to 12.64	2,501	0.00 to 0.00	2.22	-6.07 to -6.07
	2017	197	13.46 to 13.46	2,653	0.00 to 0.00	8.30	16.20 to 16.20
	2016	11	11.59 to 11.59	128	0.00 to 0.00	10.08	1.99 to 1.99

Lifestyle Moderate Portfolio Series NAV(*)	2020	7	15.66 to 15.66	109	0.00 to 0.00	3.21	12.22 to 12.22
	2019 (e)	5	13.96 to 13.96	74	0.00 to 0.00	4.10	15.95 to 15.95

M Capital Appreciation	2020	3	149.12 to 149.12	507	0.00 to 0.00	0.00	17.73 to 17.73
	2019	3	126.67 to 126.67	363	0.00 to 0.00	0.30	28.85 to 28.85
	2018	3	98.31 to 98.31	266	0.00 to 0.00	0.30	-14.15 to -14.15
	2017	3	114.51 to 114.51	294	0.00 to 0.00	0.00	19.02 to 19.02
	2016	6	96.21 to 96.21	529	0.00 to 0.00	0.00	21.06 to 21.06

Managed Volatility Aggressive Portfolio Series I(*)	2020	41	36.27 to 33.16	1,371	0.65 to 0.20	1.66	-4.95 to -5.38
	2019	36	38.16 to 35.04	1,258	0.65 to 0.20	1.32	20.54 to 20.00
	2018	40	31.66 to 29.20	1,163	0.65 to 0.20	2.16	-8.65 to -9.06
	2017	37	34.65 to 32.11	1,200	0.65 to 0.20	1.71	22.57 to 22.03
	2016	40	28.27 to 26.31	1,056	0.65 to 0.20	1.55	1.75 to 1.29

Managed Volatility Aggressive Portfolio Series NAV(*)	2020	219	23.23 to 23.23	5,093	0.00 to 0.00	1.59	-4.80 to -4.80
	2019	232	24.40 to 24.40	5,666	0.00 to 0.00	1.51	20.82 to 20.82
	2018	215	20.19 to 20.19	4,347	0.00 to 0.00	2.20	-8.32 to -8.32
	2017	208	22.03 to 22.03	4,576	0.00 to 0.00	1.73	22.88 to 22.88
	2016	266	17.93 to 17.93	4,766	0.00 to 0.00	1.35	1.89 to 1.89

Managed Volatility Balanced Portfolio Series I(*)	2020	84	44.26 to 40.46	3,379	0.65 to 0.20	2.45	1.61 to 1.15
	2019	94	43.56 to 40.00	3,764	0.65 to 0.20	1.98	17.69 to 17.16
	2018	97	37.02 to 34.14	3,321	0.65 to 0.20	2.24	-5.08 to -5.51
	2017	109	39.00 to 36.13	3,941	0.65 to 0.20	2.02	13.90 to 13.40
	2016	133	34.24 to 31.86	4,245	0.65 to 0.20	1.95	4.58 to 4.11

Managed Volatility Balanced Portfolio Series NAV(*)	2020	725	23.52 to 23.52	17,067	0.00 to 0.00	2.60	1.77 to 1.77
	2019	730	23.11 to 23.11	16,887	0.00 to 0.00	2.03	18.02 to 18.02
	2018	796	19.58 to 19.58	15,600	0.00 to 0.00	2.37	-4.82 to -4.82
	2017	804	20.58 to 20.58	16,546	0.00 to 0.00	2.18	14.15 to 14.15
	2016	950	18.02 to 18.02	17,126	0.00 to 0.00	2.23	4.91 to 4.91

Managed Volatility Conservative Portfolio Series I(*)	2020	28	42.56 to 38.90	1,068	0.65 to 0.20	3.15	3.19 to 2.72
	2019	30	41.25 to 37.87	1,109	0.65 to 0.20	2.28	13.16 to 12.65
	2018	37	36.45 to 33.61	1,249	0.65 to 0.20	2.50	-2.37 to -2.82
	2017	42	37.34 to 34.59	1,464	0.65 to 0.20	2.40	7.60 to 7.12
	2016	56	34.70 to 32.29	1,829	0.65 to 0.20	2.39	4.37 to 3.91

Managed Volatility Conservative Portfolio Series NAV(*)	2020	417	21.28 to 21.28	8,884	0.00 to 0.00	3.15	3.43 to 3.43
	2019	382	20.58 to 20.58	7,856	0.00 to 0.00	2.68	13.51 to 13.51
	2018	314	18.13 to 18.13	5,694	0.00 to 0.00	2.96	-2.21 to -2.21

62 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Managed Volatility Conservative Portfolio Series NAV(*)	2017	259	$ 18.54 to $ 18.54	$ 4,800	0.00 % to 0.00%	2.51%	7.94 % to 7.94%
	2016	282	17.17 to 17.17	4,839	0.00 to 0.00	2.57	4.53 to 4.53

Managed Volatility Growth Portfolio Series I(*)	2020	69	40.63 to 37.13	2,595	0.65 to 0.20	2.12	-1.62 to -2.06
	2019	76	41.30 to 37.91	2,924	0.65 to 0.20	1.76	19.32 to 18.78
	2018	86	34.61 to 31.91	2,777	0.65 to 0.20	2.09	-6.73 to -7.15
	2017	91	37.11 to 34.37	3,157	0.65 to 0.20	1.91	18.35 to 17.82
	2016	100	31.36 to 29.17	2,959	0.65 to 0.20	1.61	3.12 to 2.67

Managed Volatility Growth Portfolio Series NAV(*)	2020	951	23.28 to 23.28	22,135	0.00 to 0.00	2.27	-1.37 to -1.37
	2019	983	23.61 to 23.61	23,202	0.00 to 0.00	1.84	19.68 to 19.68
	2018	1,014	19.72 to 19.72	20,004	0.00 to 0.00	2.13	-6.56 to -6.56
	2017	1,108	21.11 to 21.11	23,388	0.00 to 0.00	1.88	18.71 to 18.71
	2016	1,378	17.78 to 17.78	24,499	0.00 to 0.00	1.95	3.38 to 3.38

Managed Volatility Moderate Portfolio Series I(*)	2020	46	45.53 to 41.60	1,918	0.65 to 0.20	2.76	3.11 to 2.64
	2019	50	44.15 to 40.53	2,024	0.65 to 0.20	2.05	16.49 to 15.96
	2018	58	37.90 to 34.95	2,091	0.65 to 0.20	2.57	-4.18 to -4.61
	2017	55	39.56 to 36.64	2,047	0.65 to 0.20	2.43	11.66 to 11.16
	2016	54	35.43 to 32.96	1,825	0.65 to 0.20	2.25	5.08 to 4.61

Managed Volatility Moderate Portfolio Series NAV(*)	2020	314	23.41 to 23.41	7,349	0.00 to 0.00	2.75	3.28 to 3.28
	2019	323	22.67 to 22.67	7,324	0.00 to 0.00	2.20	16.85 to 16.85
	2018	328	19.40 to 19.40	6,364	0.00 to 0.00	2.42	-3.93 to -3.93
	2017	344	20.19 to 20.19	6,949	0.00 to 0.00	1.92	12.02 to 12.02
	2016	534	18.03 to 18.03	9,624	0.00 to 0.00	2.22	5.25 to 5.25

Mid Cap Index Trust Series I(*)	2020	158	68.68 to 62.13	10,289	0.70 to 0.20	1.59	12.99 to 12.43
	2019	174	60.79 to 55.26	10,085	0.70 to 0.20	1.16	25.34 to 24.71
	2018	171	48.50 to 44.31	7,927	0.70 to 0.20	1.11	-11.63 to -12.08
	2017	186	54.88 to 50.40	9,765	0.70 to 0.20	0.53	15.58 to 15.00
	2016	154	47.49 to 43.83	7,075	0.70 to 0.20	1.18	19.87 to 19.28

Mid Cap Index Trust Series NAV(*)	2020	299	47.21 to 47.21	14,129	0.00 to 0.00	1.60	13.27 to 13.27
	2019	348	41.68 to 41.68	14,489	0.00 to 0.00	1.19	25.72 to 25.72
	2018	378	33.16 to 33.16	12,527	0.00 to 0.00	1.16	-11.45 to -11.45
	2017	406	37.45 to 37.45	15,217	0.00 to 0.00	0.58	15.86 to 15.86
	2016	335	32.32 to 32.32	10,816	0.00 to 0.00	0.87	20.17 to 20.17

Mid Cap Stock Trust Series I(*)	2020	76	93.90 to 84.94	6,925	0.70 to 0.20	0.00	65.06 to 64.24
	2019	81	56.89 to 51.72	4,487	0.70 to 0.20	0.00	34.26 to 33.59
	2018	88	42.37 to 38.72	3,611	0.70 to 0.20	0.00	-1.76 to -2.25
	2017	87	43.13 to 39.61	3,662	0.70 to 0.20	0.00	28.29 to 27.65
	2016	104	33.62 to 31.03	3,425	0.70 to 0.20	0.00	0.39 to -0.11

Mid Cap Stock Trust Series NAV(*)	2020	85	215.62 to 215.62	18,330	0.00 to 0.00	0.00	65.47 to 65.47
	2019	68	130.31 to 130.31	8,798	0.00 to 0.00	0.00	34.64 to 34.64
	2018	64	96.79 to 96.79	6,198	0.00 to 0.00	0.00	-1.54 to -1.54
	2017	62	98.30 to 98.30	6,056	0.00 to 0.00	0.00	28.66 to 28.66
	2016	78	76.41 to 76.41	5,992	0.00 to 0.00	0.00	0.58 to 0.58

Mid Value Trust Series I(*)	2020	107	39.56 to 37.54	4,166	0.65 to 0.20	1.65	9.38 to 8.89
	2019	127	36.17 to 34.48	4,542	0.65 to 0.20	1.11	19.29 to 18.76
	2018	100	30.32 to 29.03	2,991	0.65 to 0.20	0.78	-11.02 to -11.42
	2017	106	34.08 to 32.78	3,587	0.65 to 0.20	0.90	11.21 to 10.71
	2016	159	30.64 to 29.60	4,842	0.65 to 0.20	1.17	23.77 to 23.22

Mid Value Trust Series NAV(*)	2020	156	62.43 to 62.43	9,741	0.00 to 0.00	1.76	9.72 to 9.72
	2019	175	56.90 to 56.90	9,980	0.00 to 0.00	1.18	19.49 to 19.49
	2018	183	47.62 to 47.62	8,720	0.00 to 0.00	0.83	-10.68 to -10.68
	2017	210	53.32 to 53.32	11,222	0.00 to 0.00	0.99	11.46 to 11.46
	2016	231	47.84 to 47.84	11,066	0.00 to 0.00	1.24	24.09 to 24.09

Money Market Trust Series I(*)	2020	1,446	22.39 to 20.24	31,067	0.70 to 0.20	0.30	0.12 to -0.41
	2019	1,226	22.36 to 20.32	26,286	0.70 to 0.20	1.89	1.74 to 1.23
	2018	905	21.98 to 20.07	18,872	0.70 to 0.20	1.52	1.34 to 0.83
	2017	931	21.69 to 19.91	19,208	0.70 to 0.20	0.57	0.38 to -0.11
	2016	1,317	21.60 to 19.93	27,416	0.70 to 0.20	0.07	-0.15 to -0.62

Money -Market Trust Series NAV(*)	2020	4,773	10.46 to 10.46	49,973	0.00 to 0.00	0.35	0.33 to 0.33
	2019	5,922	10.43 to 10.43	61,797	0.00 to 0.00	1.97	1.97 to 1.97
	2018	6,270	10.23 to 10.23	64,149	0.00 to 0.00	1.58	1.60 to 1.60
	2017	5,280	10.07 to 10.07	53,181	0.00 to 0.00	0.63	0.61 to 0.61
	2016	3,628	10.00 to 10.00	36,318	0.00 to 0.00	0.16	0.05 to 0.05

PIMCO All Asset	2020	256	26.28 to 20.76	5,675	0.65 to 0.00	4.66	7.74 to 7.04
	2019	269	24.55 to 19.26	5,554	0.65 to 0.00	2.63	11.44 to 10.72
	2018	267	22.17 to 17.29	4,942	0.65 to 0.00	2.97	-5.59 to -6.21

63 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

PIMCO All Asset	2017	235	$ 23.64 to $ 18.31	$ 4,546	0.65 % to 0.00%	4.49%	13.19 % to 12.46%
	2016	215	21.02 to 16.18	3,668	0.65 to 0.00	2.36	12.59 to 11.85

Real Estate Securities Trust Series I(*)	2020	39	229.18 to 207.35	8,271	0.70 to 0.20	2.03	-5.83 to -6.30
	2019	42	243.37 to 221.30	9,602	0.70 to 0.20	2.08	29.14 to 28.50
	2018	44	188.45 to 172.22	7,803	0.70 to 0.20	1.68	-3.66 to -4.14
	2017	47	195.60 to 179.66	8,670	0.70 to 0.20	0.50	6.02 to 5.50
	2016	57	184.49 to 170.30	9,971	0.70 to 0.20	3.37	6.71 to 6.17

Real Estate Securities Trust Series NAV(*)	2020	54	191.60 to 191.60	10,387	0.00 to 0.00	1.97	-5.58 to -5.58
	2019	71	202.92 to 202.92	14,346	0.00 to 0.00	2.12	29.47 to 29.47
	2018	74	156.74 to 156.74	11,529	0.00 to 0.00	1.70	-3.43 to -3.43
	2017	84	162.30 to 162.30	13,692	0.00 to 0.00	0.63	6.26 to 6.26
	2016	88	152.74 to 152.74	13,370	0.00 to 0.00	3.58	6.96 to 6.96

Science & Technology Trust Series I(*)	2020	151	112.08 to 101.40	15,836	0.70 to 0.20	0.00	57.14 to 56.36
	2019	156	71.33 to 64.86	10,496	0.70 to 0.20	0.13	37.78 to 37.09
	2018	161	51.77 to 47.31	7,892	0.70 to 0.20	0.00	-0.81 to -1.31
	2017	177	52.19 to 47.93	8,662	0.70 to 0.20	0.05	40.85 to 40.15
	2016	225	37.05 to 34.20	7,948	0.70 to 0.20	0.00	8.17 to 7.63

Science & Technology Trust Series NAV(*)	2020	159	95.00 to 95.00	15,082	0.00 to 0.00	0.00	57.58 to 57.58
	2019	154	60.29 to 60.29	9,291	0.00 to 0.00	0.16	38.09 to 38.09
	2018	166	43.66 to 43.66	7,254	0.00 to 0.00	0.00	-0.57 to -0.57
	2017	130	43.91 to 43.91	5,705	0.00 to 0.00	0.10	41.21 to 41.21
	2016	112	31.10 to 31.10	3,496	0.00 to 0.00	0.00	8.41 to 8.41

Select Bond Trust Series I(*)	2020	240	13.86 to 13.32	3,260	0.65 to 0.20	3.15	8.86 to 8.38
	2019	263	12.73 to 12.29	3,291	0.65 to 0.20	1.91	8.72 to 8.25
	2018	537	11.71 to 11.35	6,214	0.65 to 0.20	2.72	-0.64 to -1.08
	2017	571	11.79 to 11.47	6,653	0.65 to 0.20	2.69	3.45 to 2.99
	2016	636	11.39 to 11.14	7,180	0.65 to 0.20	3.14	2.85 to 2.39

Select Bond Trust Series NAV(*)	2020	105	14.20 to 14.20	1,491	0.00 to 0.00	3.22	9.13 to 9.13
	2019	98	13.01 to 13.01	1,272	0.00 to 0.00	2.70	9.01 to 9.01
	2018	100	11.94 to 11.94	1,188	0.00 to 0.00	2.32	-0.38 to -0.38
	2017	140	11.98 to 11.98	1,682	0.00 to 0.00	1.98	3.65 to 3.65
	2016	664	11.56 to 11.56	7,677	0.00 to 0.00	4.98	3.19 to 3.19

Short Term Government Income Trust Series I(*)	2020	245	11.39 to 10.84	2,726	0.70 to 0.20	1.84	3.36 to 2.89
	2019	452	11.02 to 10.53	4,924	0.70 to 0.20	2.45	3.12 to 2.66
	2018	152	10.69 to 10.26	1,589	0.70 to 0.20	2.09	0.60 to 0.12
	2017	140	10.63 to 10.25	1,451	0.70 to 0.20	1.38	0.35 to -0.13
	2016	138	10.59 to 10.26	1,436	0.70 to 0.20	1.80	0.33 to -0.13

Short Term Government Income Trust Series NAV(*)	2020	432	11.74 to 11.74	5,073	0.00 to 0.00	1.89	3.65 to 3.65
	2019	456	11.33 to 11.33	5,166	0.00 to 0.00	1.81	3.44 to 3.44
	2018	486	10.95 to 10.95	5,323	0.00 to 0.00	3.55	0.89 to 0.89
	2017	196	10.86 to 10.86	2,133	0.00 to 0.00	1.52	0.62 to 0.62
	2016	191	10.79 to 10.79	2,057	0.00 to 0.00	1.75	0.63 to 0.63

Small Cap Index Trust Series I(*)	2020	89	54.28 to 49.11	4,622	0.70 to 0.20	1.41	19.05 to 18.45
	2019	98	45.60 to 41.46	4,270	0.70 to 0.20	0.98	24.79 to 24.17
	2018	155	36.54 to 33.39	5,473	0.70 to 0.20	0.95	-11.60 to -12.05
	2017	155	41.34 to 37.96	6,187	0.70 to 0.20	0.44	14.16 to 13.59
	2016	168	36.21 to 33.42	5,910	0.70 to 0.20	1.13	20.73 to 20.13

Small Cap Index Trust Series NAV(*)	2020	207	45.40 to 45.40	9,407	0.00 to 0.00	1.44	19.32 to 19.32
	2019	244	38.05 to 38.05	9,279	0.00 to 0.00	1.03	25.07 to 25.07
	2018	292	30.42 to 30.42	8,878	0.00 to 0.00	1.22	-11.31 to -11.31
	2017	199	34.30 to 34.30	6,813	0.00 to 0.00	0.52	14.43 to 14.43
	2016	197	29.98 to 29.98	5,906	0.00 to 0.00	1.17	21.02 to 21.02

Small Cap Opportunities Trust Series I(*)	2020	240	56.97 to 52.14	12,708	0.70 to 0.20	0.70	9.66 to 9.11
	2019	265	51.95 to 47.79	12,843	0.70 to 0.20	0.39	25.28 to 24.66
	2018	294	41.46 to 38.34	11,456	0.70 to 0.20	0.42	-14.02 to -14.45
	2017	324	48.22 to 44.81	14,715	0.70 to 0.20	0.41	10.85 to 10.30
	2016	360	43.50 to 40.62	14,819	0.70 to 0.20	0.47	19.23 to 18.63

Small Cap Opportunities Trust Series NAV(*)	2020	14	29.15 to 29.15	418	0.00 to 0.00	0.92	9.93 to 9.93
	2019	14	26.52 to 26.52	365	0.00 to 0.00	0.42	25.60 to 25.60
	2018	16	21.11 to 21.11	331	0.00 to 0.00	0.50	-13.81 to -13.81
	2017	14	24.50 to 24.50	339	0.00 to 0.00	0.39	11.18 to 11.18
	2016	19	22.03 to 22.03	409	0.00 to 0.00	0.54	19.51 to 19.51

Small Cap Stock Trust Series I(*)	2020	30	63.07 to 59.72	1,855	0.65 to 0.20	0.00	51.24 to 50.56
	2019	35	41.70 to 39.66	1,404	0.65 to 0.20	0.00	37.75 to 37.13
	2018	40	30.27 to 28.93	1,176	0.65 to 0.20	0.00	-5.38 to -5.81

64 of 67

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

	At December 31,				For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest (a)	Assets (000s)	Expense Ratio Highest to Lowest (b)	Investment Income Ratio (c)	Total Return Highest to Lowest (d)

Small Cap Stock Trust Series I(*)	2017	44	$ 32.00 to $ 30.71	$ 1,372	0.65 % to 0.20%	0.00	26.21 % to 25.65%
	2016	63	25.35 to 24.44	1,544	0.65 to 0.20	0.00	2.09 to 1.63

Small Cap Stock Trust Series NAV(*)	2020	61	76.89 to 76.89	4,725	0.00 to 0.00	0.00	51.62 to 51.62
	2019	49	50.71 to 50.71	2,496	0.00 to 0.00	0.00	38.10 to 38.10
	2018	47	36.72 to 36.72	1,742	0.00 to 0.00	0.00	-5.22 to -5.22
	2017	135	38.74 to 38.74	5,244	0.00 to 0.00	0.00	26.70 to 26.70
	2016	257	30.58 to 30.58	7,850	0.00 to 0.00	0.00	2.27 to 2.27

Small Cap Value Trust Series I(*)	2020	32	31.37 to 29.56	965	0.65 to 0.20	1.25	-6.88 to -7.30
	2019	25	33.69 to 31.89	826	0.65 to 0.20	0.61	26.27 to 25.70
	2018	25	26.68 to 25.37	636	0.65 to 0.20	0.68	-12.67 to -13.07
	2017	27	30.55 to 29.18	808	0.65 to 0.20	0.86	3.52 to 3.06
	2016	38	29.51 to 28.32	1,090	0.65 to 0.20	0.74	22.43 to 21.88

Small Cap Value Trust Series NAV(*)	2020	82	89.94 to 89.94	7,345	0.00 to 0.00	1.17	-6.68 to -6.68
	2019	89	96.38 to 96.38	8,610	0.00 to 0.00	0.65	26.62 to 26.62
	2018	84	76.12 to 76.12	6,366	0.00 to 0.00	0.72	-12.45 to -12.45
	2017	96	86.94 to 86.94	8,356	0.00 to 0.00	0.94	3.79 to 3.79
	2016	108	83.77 to 83.77	9,050	0.00 to 0.00	0.76	22.68 to 22.68

Small Company Value Trust Series I(*)	2020	36	53.81 to 48.69	1,881	0.70 to 0.20	0.27	9.03 to 8.48
	2019	46	49.36 to 44.88	2,211	0.70 to 0.20	0.84	25.28 to 24.65
	2018	56	39.40 to 36.00	2,146	0.70 to 0.20	0.37	-13.12 to -13.55
	2017	62	45.35 to 41.65	2,739	0.70 to 0.20	0.22	11.27 to 10.72
	2016	87	40.75 to 37.62	3,467	0.70 to 0.20	0.77	32.05 to 31.39

Small Company Value Trust Series NAV(*)	2020	49	38.04 to 38.04	1,882	0.00 to 0.00	0.36	9.25 to 9.25
	2019	42	34.82 to 34.82	1,478	0.00 to 0.00	0.95	25.65 to 25.65
	2018	38	27.71 to 27.71	1,062	0.00 to 0.00	0.43	-12.93 to -12.93
	2017	35	31.83 to 31.83	1,129	0.00 to 0.00	0.24	11.58 to 11.58
	2016	23	28.53 to 28.53	648	0.00 to 0.00	0.90	32.33 to 32.33

Strategic Income Opportunities Trust Series I(*)	2020	41	32.11 to 29.77	1,288	0.65 to 0.20	1.53	8.37 to 7.89
	2019	60	29.63 to 27.60	1,746	0.65 to 0.20	2.43	10.68 to 10.18
	2018	88	26.77 to 25.05	2,316	0.65 to 0.20	3.68	-5.23 to -5.66
.	2017	92	28.25 to 26.55	2,561	0.65 to 0.20	3.00	5.38 to 4.90
	2016	108	26.80 to 25.31	2,834	0.65 to 0.20	2.56	4.92 to 4.45

Strategic Income Opportunities Trust Series NAV(*)	2020	196	24.69 to 24.69	4,841	0.00 to 0.00	1.59	8.61 to 8.61
	2019	229	22.73 to 22.73	5,210	0.00 to 0.00	2.78	11.00 to 11.00
	2018	243	20.48 to 20.48	4,978	0.00 to 0.00	3.90	-5.00 to -5.00
	2017	231	21.56 to 21.56	4,988	0.00 to 0.00	3.38	5.66 to 5.66
	2016	185	20.40 to 20.40	3,772	0.00 to 0.00	2.55	5.19 to 5.19

Total Bond Market Series Trust NAV(*)	2020	859	29.10 to 29.10	24,997	0.00 to 0.00	2.58	7.38 to 7.38
	2019	842	27.10 to 27.10	22,815	0.00 to 0.00	2.47	8.30 to 8.30
	2018	799	25.02 to 25.02	19,993	0.00 to 0.00	2.75	-0.24 to -0.24
	2017	923	25.08 to 25.08	23,146	0.00 to 0.00	2.73	3.34 to 3.34
	2016	1,152	24.27 to 24.27	27,955	0.00 to 0.00	3.32	2.45 to 2.45

Total Stock Market Index Trust Series I(*)	2020	147	45.80 to 41.43	6,639	0.70 to 0.20	1.79	21.20 to 20.60
	2019	114	37.78 to 34.35	4,224	0.70 to 0.20	1.39	29.37 to 28.73
	2018	219	29.21 to 26.69	6,265	0.70 to 0.20	1.11	-5.89 to -6.36
	2017	264	31.03 to 28.50	8,026	0.70 to 0.20	1.47	20.35 to 19.75
	2016	282	25.79 to 23.80	7,153	0.70 to 0.20	1.42	12.16 to 11.60

Total Stock Market Index Trust Series NAV(*)	2020	37	159.85 to 159.85	5,975	0.00 to 0.00	1.50	21.50 to 21.50
	2019	54	131.56 to 131.56	7,142	0.00 to 0.00	1.66	29.70 to 29.70
	2018	58	101.44 to 101.44	5,909	0.00 to 0.00	1.23	-5.66 to -5.66
	2017	55	107.52 to 107.52	5,861	0.00 to 0.00	1.62	20.65 to 20.65
	2016	28	89.11 to 89.11	2,505	0.00 to 0.00	1.60	12.38 to 12.38

Ultra Short Term Bond Trust Series I(*)	2020	0	10.33 to 10.06	2	0.65 to 0.45	1.77	1.04 to 0.79
	2019	0	10.22 to 9.98	2	0.65 to 0.45	1.73	2.67 to 2.42
	2018	0	9.95 to 9.75	3	0.65 to 0.45	1.64	0.97 to 0.70
	2017	0	9.86 to 9.68	3	0.65 to 0.45	0.90	0.23 to -0.04
	2016	1	9.84 to 9.68	9	0.65 to 0.45	1.53	0.10 to -0.17

Ultra Short Term Bond Trust Series NAV(*)	2020	86	10.85 to 10.85	933	0.00 to 0.00	1.90	1.62 to 1.62
	2019	85	10.68 to 10.68	908	0.00 to 0.00	1.96	3.08 to 3.08
	2018	67	10.36 to 10.36	698	0.00 to 0.00	1.81	1.53 to 1.53
	2017	58	10.20 to 10.20	590	0.00 to 0.00	1.55	0.62 to 0.62
	2016	63	10.14 to 10.14	635	0.00 to 0.00	1.36	0.67 to 0.67

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

7. Unit Values (continued):

(*) Sub-account that invests in affiliated Trust.

(a) As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b) These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, ST A, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c) These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d) These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e) Sub-account available in prior year but no activity.

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JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT N

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

December 31, 2020

8. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administrative charge, a charge for cost of insurance, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-accounts and are reflected as terminations.

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0.00% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

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